UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4161

Jefferson Pilot Variable Fund, Inc.
(Exact name of registrant as specified in charter)

One Granite Place, Concord, NH			03301
(Address of principal executive offices)			(Zip code)

Craig Moreshead, Secretary One Granite Place, Concord, NH 03301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(603) 226-5706

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2005

Item 1 - SEMI ANNUAL REPORT TO SHAREHOLDERS

JEFFERSON PILOT VARIABLE FUND, INC.

Portfolio	Manager

Capital Growth	Wellington Capital Management, LLP

Growth	Turner Investment Partners, Inc.

Strategic Growth	T. Rowe Price Associates, Inc.

S&P 500 Index	Mellon Capital Management Corp.

Value	Credit Suisse Asset Management, LLC

Mid-Cap Growth	Turner Investment Partners, Inc.

Mid-Cap Value	Wellington Capital Management, LLP

Small Company	Lord, Abbett & Co. LLC

Small-Cap Value	Dalton, Grenier, Hartman, Maher & Co.

International Equity	Marsico Capital Management, LLC

World Growth Stock	Templeton Investment Counsel, LLC

High Yield Bond	Massachusetts Financial Services Company

Balanced	Wellington Capital Management, LLP

Money Market	Massachusetts Financial Services Company

Semi-Annual Report
June 30, 2005

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FROM THE PRESIDENT	JEFFERSON PILOT VARIABLE FUND, INC.

Dear Policyowner:

Twice each year we provide you with an in-depth report on the investment managers and portfolios underlying your variable universal life and variable annuity policy subaccounts.  This document contains very valuable information regarding the practices of our family of managers on your behalf and for your benefit.  In it you will find manager commentary, performance results and relative comparisons, financial statements and a variety of general information.  We believe this report will help you assess the benefits of owning your policy or annuity, as well as demonstrate the high degree of diligence and competency involved in the management of your assets.

This information is by necessity voluminous and, in some areas, unavoidably technical.  You have a great resource, however, to assist you in navigating and interpreting the report because your policy was purchased through a professional advisor.  This person is trained to capably help you understand the performance of your existing investment allocations and recommend adjustments to your strategy. Your financial advisor can help you sort through all the information available to allow you to make sound investment decisions.  I encourage you to utilize these highly qualified individuals to help you maximize the benefit of your investments and insurance coverage. Variable universal life insurance and variable annuities are designed to provide a lifetime of benefits, which means adjustments may be appropriate as your life situation changes or markets shift.

At Jefferson Pilot Financial we are mindful of the need to continually monitor and revise subaccount offerings and product features to provide the best value for you.  We are proud of our history of innovation and careful manager and portfolio selection - it is a duty we take very seriously.  We strive to offer a lineup of high quality investment managers that cover a broad spectrum of asset classes.  All of our managers are continually reviewed and compared to broad market indices as well as appropriate peer groups.  We continually evaluate long and short-term performance, volatility characteristics, style consistency, as well as many qualitative factors.  This process ensures the investment managers offered through Jefferson Pilot Variable Fund are among the best available.

Quality investment managers, strong product features, the diligence of Jefferson Pilot Financial and the access to financial advisors all combine to support our policyowner’s needs.

Thank you for your continued confidence in Jefferson Pilot Financial and for allowing us to assist you in meeting your financial planning goals.

Sincerely,

/s/ Ronald R. Angarella
Ronald R. Angarella, President
Jefferson Pilot Variable Fund, Inc.

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.

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INDEX	JEFFERSON PILOT VARIABLE FUND, INC.

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Wellington Management Company, LLP (Since 05/01/04)

Andrew J. Shilling, CFA, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

CAPITAL GROWTH PORTFOLIO

AND THE RUSSELL 1000® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Capital Growth	Russell 1000® Growth Index
YTD	-1.60%	-1.72%
1 Year	0.92%	1.68%
5 Year	-10.61%	-10.36%
10 Year	8.90%	7.40%
Inception	11.31%	8.30%

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Pharmaceutical	12.93%
Financial Services	10.35%
Internet Services	8.11%
Computer Equipment & Services	5.52%
Broadcasting	5.45%
Entertainment & Leisure	4.69%
Insurance	4.26%
Educational Services	3.99%
Aerospace & Defense	3.96%
Diversified Operations	3.88%

TOP TEN HOLDINGS	% OF NET ASSETS
Countrywide Financial Corp.	5.40%
Electronic Arts, Inc.	4.69%
Yahoo!, Inc.	4.66%
XM Satellite Radio Holdings, Inc.	4.33%
AstraZeneca, PLC, ADR	4.22%
Dell, Inc.	4.13%
Apollo Group, Inc.	3.99%
General Electric Co.	3.88%
Medtronic, Inc.	3.85%
Google, Inc.	3.45%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

PORTFOLIO COMMENTARY

Performance

Year to date the Capital Growth Portfolio has returned -1.6%, 10 basis points ahead of the -1.7% return for the Russell 1000® Growth Index over the same period.

Review

Following a disappointing first quarter, falling long-term interest rates helped equity markets rebound for the second quarter, despite concerns of slowing earnings growth and high energy prices.  Value outperformed growth during the first half of the year.  Within the Russell 1000® Growth Index, Energy, Utilities, and Telecommunication Services sectors posted strong gains, while Materials and Financials lagged.

Overall stock selection was positive for the period, and this was particularly notable in the Financials sector where the Portfolio significantly outperformed the index.  Our best performing stock in this sector was Chicago Mercantile Exchange Holdings, an exchange for the trading of futures and options on futures. The stock rose sharply as the exchange initiated price increases which led to upward earnings revisions and diminished investors’ concerns of eroding economics. Mortgage financier Countrywide Financial also had a good first half, bolstered by attractive interest rates as well as continued growth of its bank assets and servicing portfolio. Our overweight position in the Energy sector benefited performance, as did strong stock selection, with Petro-Canada and Halliburton posting solid positive results.  Our best performing stock on both an absolute and relative basis, was Internet search and advertising company Google. The company continued its ascent, benefiting both from a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics.

In our two weakest sectors, Consumer Discretionary and Healthcare, performance was dominated by a single stock. Consumer Discretionary stock eBay fell on concerns of slowing growth in the US and forecasts of lower margins. In Healthcare, biotechnology company Elan fell sharply as it withdrew its much-heralded Tysabri treatment for multiple sclerosis after two patients died from its use.  We eliminated the position.  Also worth noting is the disappointing performance from printer manufacturer Lexmark International.  Shares slumped as investors expressed displeasure with increased operating costs and the slow-growing and increasingly price-competitive nature of the printer industry.  We eliminated Lexmark as the industry’s secular pricing dynamic appears likely to compromise near-term earnings prospects.

Outlook

Our investment approach is very much a “bottom-up” process; we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals.  As a result of bottom-up investment decisions, the Portfolio ended the quarter with its largest overweight to the Financials sector and its largest underweight to Consumer Staples.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 97.83%
Advertising 1.73%
Omnicom Group, Inc.	37,810	$3,019,507
Aerospace & Defense 3.96%
Boeing Co., The	64,940	4,286,040
General Dynamics Corp.	24,160	2,646,486
		6,932,526
Banking 1.06%
Golden West Financial Corp.	28,890	1,859,938
Broadcasting 5.45%
Comcast Corp., Class A Special *	65,570	1,963,822
XM Satellite Radio Holdings, Inc. *	225,160	7,578,886
		9,542,708
Building Construction 1.09%
Lennar Corp.	30,040	1,906,038
Commercial Services 1.09%
Moody’s Corp.	42,490	1,910,350
Computer Equipment & Services 5.52%
CDW Corp.	42,580	2,430,892
Dell, Inc. *	182,730	7,219,662
		9,650,554
Computer Network 3.04%
Cisco Systems, Inc. *	278,190	5,316,211
Computer Software 3.08%
Microsoft Corp.	157,420	3,910,313
Pixar, Inc. *	29,500	1,476,475
		5,386,788
Diversified Operations 3.88%
General Electric Co.	196,070	6,793,826
Educational Services 3.99%
Apollo Group, Inc. *	89,300	6,985,046
Entertainment & Leisure 4.69%
Electronic Arts, Inc. *	145,005	8,208,733
Financial Services 10.35%
Capital One Financial Corp.	36,250	2,900,363
Chicago Mercantile Exchange, The	15,430	4,559,565
Countrywide Financial Corp.	244,500	9,440,145
Franklin Resources, Inc.	5,200	400,296
Legg Mason, Inc.	7,800	812,058
		18,112,427
Healthcare 0.95%
Coventry Health Care, Inc. *	23,590	1,668,993
Household Products 2.04%
Procter & Gamble Co., The	67,640	3,568,010
Insurance 4.26%
Aetna, Inc.	42,450	3,515,709
Progressive Corp., The	19,620	1,938,652
WellPoint, Inc. *	28,600	1,991,704
		7,446,065
Internet Services 8.11%
Google, Inc. *	20,530	$6,038,900
Yahoo!, Inc. *	235,020	8,143,443
		14,182,343
Lodging 1.50%
Starwood Hotels & Resorts Worldwide, Inc.	44,670	2,616,322
Manufacturing 2.55%
Danaher Corp.	85,160	4,457,274
Medical - Biotechnology 0.84%
Genzyme Corp. *	24,400	1,466,196
Medical Products 3.85%
Medtronic, Inc.	130,205	6,743,317
Oil & Gas - Integrated 3.60%
Petro-Canada	69,240	4,510,294
Petroleo Brasilieiro, SA, ADR	34,070	1,776,069
		6,286,363
Oil & Gas Services & Equipment 1.90%
Halliburton Co.	69,530	3,324,925
Pharmaceutical 12.93%
Abbott Laboratories	87,980	4,311,900
AstraZeneca, PLC, ADR	179,140	7,391,313
Forest Laboratories, Inc. *	56,950	2,212,508
Gilead Sciences, Inc. *	53,820	2,367,542
Sanofi-Aventis, ADR	59,810	2,451,612
Schering-Plough Corp.	203,240	3,873,754
		22,608,629
Retail - Internet 1.35%
eBay, Inc. *	71,710	2,367,147
Retail Stores 2.65%
Abercrombie & Fitch Co.	29,880	2,052,756
PETsMART, Inc.	85,190	2,585,517
		4,638,273
Telecommunications - Equipment & Services 1.36%
Research In Motion, Ltd. *	32,260	2,379,175
Telecommunications - Wireless 1.01%
America Movil, SA de CV, Series L, ADR	29,570	1,762,668

TOTAL COMMON STOCK (Cost $157,270,897)		171,140,352

TOTAL INVESTMENTS (Cost $157,270,897)	97.83%	171,140,352
OTHER ASSETS, LESS LIABILITIES	2.17	3,804,976

TOTAL NET ASSETS	100.00%	$174,945,328

*      Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

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GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Turner Investment Partners, Inc. (Since 05/01/04)

Robert E. Turner, CFA, Chairman and Chief Investment Officer

Mark D. Turner, President and Senior Portfolio Manager

Robb J. Parlanti, CFA*, Senior Portfolio Manager

INVESTMENT OBJECTIVE

The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

GROWTH PORTFOLIO

AND THE RUSSELL 1000® GROWTH INDEX**

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Growth	Growth Index
YTD	1.47%	-1.72%
1 Year	9.55%	1.68%
5 Year	-8.80%	-10.36%
Inception	6.76%	1.46%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*      Effective April 29, 2005 Chris Perry was replaced by Robb J. Parlanti as co-manager of the Portfolio.

**   This graph compares an initial $10,000 investment made in the Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Financial Services	10.31%
Banking	6.24%
Electronics - Semiconductors	5.05%
Pharmaceutical	4.31%
Computer Equipment & Services	4.16%
Internet Services	4.02%
Retail Stores	3.97%
Oil & Gas Producers	3.89%
Oil & Gas - Integrated	3.70%
Diversified Operations	3.53%

TOP TEN HOLDINGS	% OF NET ASSETS
General Electric Co.	3.53%
Citigroup, Inc.	3.01%
PepsiCo, Inc.	2.41%
Microsoft Corp.	2.36%
Procter & Gamble Co., The	2.35%
Pfizer, Inc.	2.17%
Johnson & Johnson	2.13%
Prudential Financial, Inc.	2.02%
T. Rowe Price Group, Inc.	1.97%
American Express Co.	1.93%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

PORTFOLIO COMMENTARY

For the first half of 2005 the Growth Portfolio returned 1.47% vs. the -1.72% loss posted by the Russell 1000® Growth Index. Serving as share-price dampeners were three phenomena: rising interest rates, rising oil prices, and sporadically rising inflation.  The Federal Reserve boosted short-term rates to 3.25%.  Oil prices rose about 40%, at one point in June hitting a 22-year high of $60.54 a barrel.  At various times the Consumer Price Index rose at an annual rate of 3% — far from catastrophic but nonetheless higher than it has been for some time.  The fear was that up ticks in rates, oil prices, and inflation would depress consumer spending, business investment, corporate profits, and, last but not least, stock prices.

Overall seven of the Portfolio’s 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth oriented holdings in the energy, utility and consumer discretionary sectors, a 29% weighting. Apparel/footwear retail, oil & gas production, integrated oil, internet software/services and wireless telecommunication stocks did especially well.

Detracting from performance most was an 18% weighing in the producer durables and health-care sectors. Stocks that fared relatively poorly included holdings in the aerospace & defense, electronic production equipment, biotechnology and pharmaceutical industries.

As always, the Portfolio is emphasizing stocks that we think have the strongest prospective earnings power: stocks of companies in the Internet, health and wellness, brokerage, financial-transaction-processing, biotechnology, medical-products, software, data-security, semiconductor, and wireless industries.

As of the end of June 2005, the stock market was down for the year-to-date, but we don’t think it will stay down for all of 2005.  We don’t anticipate any sort of major cathartic event will take place to push the market into positive territory. What we do think will happen is that more investors will gradually realize that stocks are reasonably valued, especially in relation to bonds, and that earnings should be reasonably good.  We’ve seen a trend over the past several quarters of companies exceeding Wall Street’s earnings expectations.  Those expectations have been modest and thus capable of continuing to be exceeded.  If earnings keep coming in above the targets, then we think the market should respond positively, as it has in the past. However, keep in mind that historical trends are no guarantee to positive returns.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 98.44%
Advertising 0.74%
Monster Worldwide, Inc. *	10,110	$289,955
Aerospace & Defense 1.05%
Boeing Co., The	6,270	413,820
Agricultural Operations 0.97
Monsanto Co.	6,030	379,106
Banking 6.24%
Bank of America Corp.	16,070	732,953
Citigroup, Inc.	25,510	1,179,327
Northern Trust Corp.	11,730	534,771
		2,447,051
Beverages 2.84%
Brown-Forman Corp., Class B	2,760	166,870
PepsiCo, Inc.	17,530	945,393
		1,112,263
Broadcasting 0.89%
Comcast Corp. *	11,390	349,673
Building Construction 0.72%
D.R. Horton, Inc.	7,550	283,956
Building Materials 1.42%
American Standard Companies, Inc.	6,080	254,874
Cemex, SA de CV, ADR	7,090	300,758
		555,632
Chemicals 0.52%
Ashland, Inc.	2,850	204,830
Commercial Services 2.17%
Alliance Data Systems Corp. *	7,680	311,501
Global Payments, Inc.	2,970	201,366
Roper Industries, Inc.	4,760	339,721
		852,588
Computer Equipment & Services 4.16%
Apple Computer, Inc. *	7,010	258,038
Automatic Data Processing, Inc.	12,410	520,848
Dell, Inc. *	11,260	444,883
EMC Corp. *	29,690	407,050
		1,630,819
Computer Information & Technology 0.73%
Cognizant Technology Solutions Corp. *	6,100	287,493
Computer Network 0.91%
Juniper Networks, Inc. *	14,210	357,808
Computer Software 2.36%
Microsoft Corp.	37,260	925,538
Diversified Operations 3.53%
General Electric Co.	40,000	1,385,991
Electronics - Semiconductors 5.05%
Applied Materials, Inc.	29,970	484,915
Intel Corp.	28,350	738,801
Marvell Technology Group, Ltd. *	6,610	251,444
Texas Instruments, Inc.	18,080	507,506
		1,982,666
Engineering & Construction 0.39%
Fluor Corp.	2,660	153,189
Entertainment & Leisure 1.65%
Electronic Arts, Inc. *	3,660	$207,193
MGM Mirage *	11,100	439,338
		646,531
Financial Services 10.31%
American Express Co.	14,230	757,463
Chicago Mercantile Exchange, The	1,160	342,780
Legg Mason, Inc.	5,670	590,304
Morgan Stanley	11,780	618,097
Prudential Financial, Inc.	12,070	792,516
SEI Investments Co.	4,550	169,943
T. Rowe Price Group, Inc.	12,330	771,858
		4,042,961
Food Service & Restaurants 1.77%
Sysco Corp.	10,510	380,357
Yum! Brands, Inc.	6,020	313,522
		693,879
Household Products 2.35%
Procter & Gamble Co., The	17,440	919,960
Insurance 3.33%
Aetna, Inc.	3,300	273,306
Allstate Corp., The	6,630	396,143
Medco Health Solutions, Inc. *	3,530	188,361
WellPoint, Inc. *	6,460	449,874
		1,307,684
Internet Services 4.02%
Google, Inc. *	2,260	664,779
VeriSign, Inc. *	10,710	308,020
Yahoo!, Inc. *	17,430	603,950
		1,576,749
Lodging 1.10%
Marriott International, Inc.	6,310	430,468
Machinery 0.38%
Joy Global, Inc.	4,420	148,468
Manufacturing 2.47%
Corning, Inc. *	21,920	364,310
Danaher Corp.	6,440	337,070
Fortune Brands, Inc.	3,020	268,176
		969,556
Medical - Biotechnology 2.92%
Amgen, Inc. *	7,160	432,894
Genentech, Inc. *	5,790	464,821
Genzyme Corp. *	4,110	246,970
		1,144,685
Medical Products 3.37%
C. R. Bard, Inc.	2,460	163,615
Fisher Scientific International, Inc. *	4,930	319,957
Johnson & Johnson	12,870	836,550
		1,320,122
Mining & Metals - Ferrous & Nonferrous 1.09%
Peabody Energy Corp.	8,190	426,208
Mining & Metals - Precious 0.80%
Companhia Vale do Rio Doce, (CVRD), ADR	10,760	315,053

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Oil & Gas - Distribution & Marketing 1.88%
Tidewater, Inc.	8,270	$315,252
Valero Energy Corp.	5,330	421,656
		736,908
Oil & Gas - Integrated 3.70%
ConocoPhillips	6,840	393,232
Questar Corp.	5,740	378,266
Southwestern Energy Co. *	8,320	390,874
Williams Companies, Inc., The	15,300	290,700
		1,453,072
Oil & Gas Producers 3.89%
Apache Corp.	4,740	306,204
Noble Corp.	5,620	345,686
Ultra Petroleum Corp. *	13,410	407,128
XTO Energy, Inc.	13,700	465,663
		1,524,681
Oil & Gas Services & Equipment 0.76%
National Oilwell Varco, Inc. *	6,250	297,125
Pharmaceutical 4.31%
Caremark Rx, Inc. *	9,140	406,913
Gilead Sciences, Inc. *	9,910	435,941
Pfizer, Inc.	30,810	849,740
		1,692,594
Railroad 0.91%
Burlington Northern Sante Fe Corp.	7,590	357,337
Real Estate 0.62%
Host Marriott Corp., REIT	13,800	241,500
Retail Stores 3.97%
Best Buy Company, Inc.	3,330	228,272
Chico’s FAS, Inc. *	8,950	306,806
CVS Corp.	10,020	291,281
Starbucks Corp. *	5,480	283,097
Urban Outfitters, Inc. *	2,520	142,859
Whole Foods Market, Inc.	2,570	304,031
		1,556,346
Telecommunications - Equipment & Services 1.60%
Broadcom Corp. *	10,220	$362,912
Nokia Oyj, ADR	15,920	264,909
		627,821
Telecommunications - Wireless 2.62%
America Movil, SA de CV, Series L, ADR	11,360	677,170
NII Holdings, Inc., Class B *	5,470	349,752
		1,026,922
Textiles & Apparel 1.64%
Coach, Inc. *	9,070	304,480
Nike, Inc., Class B	3,930	340,338
		644,818
Transportation 0.73%
C.H. Robinson Worldwide, Inc.	4,890	284,598
Utilities - Electric & Gas 1.56
AES Corp., The *	21,700	355,446
CMS Energy Corp. *	17,050	256,773
		612,219

TOTAL COMMON STOCK (Cost $33,516,505)		38,610,643

TOTAL INVESTMENTS (Cost $33,516,505)	98.44%	38,610,643
OTHER ASSETS, LESS LIABILITIES	1.56	610,296

TOTAL NET ASSETS	100.00%	$39,220,939

*      Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See notes to financial statements.

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. (Since 05/01/03)

Robert W. Smith, Vice President

INVESTMENT OBJECTIVE

The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio’s investment objective of long term growth of capital.

STRATEGIC GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Strategic	Russell 1000®
	Growth	Growth Index
YTD	-1.16%	-1.72%
1 Year	6.09%	1.68%
5 Year	-12.76%	-10.36%
10 Year	7.23%	7.40%
Inception	8.08%	8.04%

Inception Date - May 1, 1995. Past performance is not predicative of future performance.

*      This graph compares an initial $10,000 investment made in the Strategic Growth Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Retail Stores	9.70%
Banking	8.35%
Financial Services	7.48%
Insurance	6.34%
Computer Equipment & Services	5.76%
Computer Software	5.02%
Manufacturing	4.78%
Entertainment & Leisure	4.10%
Broadcasting	4.09%
Electronics - Semiconductors	3.79%

TOP TEN HOLDINGS†	% OF NET ASSETS
Citigroup, Inc.	3.06%
Microsoft Corp.	2.84%
General Electric Co.	2.76%
UnitedHealth Group, Inc.	2.40%
Wal-Mart Stores, Inc.	2.39%
American International Group, Inc.	2.33%
Dell, Inc.	1.96%
WellPoint, Inc.	1.84%
Danaher Corp.	1.76%
Intel Corp.	1.68%

†      Short-term investments excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.  Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

PORTFOLIO COMMENTARY

Performance

For the six-month period ended June 30, 2005, the Strategic Growth Portfolio produced a small negative return. An early-year downdraft in the markets accounted for the bulk of this decline, since the Portfolio had a strong recovery in the second quarter. Results were modestly better than those for the benchmark Russell 1000® Growth Index, largely because stock selection in the Portfolio was comparatively good.

Market Environment

The markets fluctuated during the period, struggling to digest conflicting market and economic reports. Investors seemed to focus on the Federal Reserve’s ongoing program to raise short-term interest rates - which now stand at 3.25% - as well as very high energy and commodity prices and some troubling data on inflation. Initially, the market retreated, with the impact being felt disproportionately by growth stocks. As the period wore on, however, solid corporate earnings reports restored investor confidence. An easing of energy prices and improving news about economic growth pushed the markets higher in the second quarter, and growth strategies began to outpace value strategies.

Portfolio Review

The information technology sector had a significant impact on growth strategies during the period. In May, technology climbed nine percent, which contributed meaningfully to the Portfolio’s second-quarter rebound. However, this strong showing could not offset losses from earlier in the year and technology remained a weak sector for the period on an absolute basis. Fortunately, good stock selection in the communications equipment, computers & peripherals, and internet services industries made solid contributions to our outperformance. We’ve been increasing our exposure to technology because we think that depressed valuations and improved fundamentals have created an attractive risk/reward tradeoff. We are focusing on semiconductor firms such as Intel as well as computers and software.

The Portfolio also had relatively good stock choices in the materials and financials sectors. In materials, selected metals and mining stocks such as Nucor were very strong contributors. We eventually took profits on these holdings as commodity prices seemed to top out. The financials sector improved significantly at the end of the period despite ongoing hikes in interest rates; investors were drawn by rising merger and acquisition activity and the anticipated end of the Fed’s tightening program. Our positioning in diversified financials, thrifts & mortgage, and capital market stocks like Ameritrade led our relative results.

Energy stocks were a mixed bag for the Portfolio, as our chosen holdings performed well but still fell behind the benchmark averages. The outcome was also mixed in health care, where relative gains in biotechnology and services were wiped out by poor results in pharmaceuticals. Pharmaceutical Elan, for example, sank when it’s multiple sclerosis drug Tysabri was linked to potentially fatal side effects. Consumer stocks and several large industrial conglomerates, such as Tyco International, also detracted from results.

Outlook

With the Fed continuing to raise interest rates, we expect economic growth to moderate but remain positive. Such an environment would improve investor confidence and draw attention to growth stocks, which currently offer the advantages of solid earnings growth and attractive valuations. Our focus remains on companies that are gaining market share, have strong management teams, and are well-positioned to benefit from increased capital spending.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 97.84%
Agricultural Operations 0.47%
Monsanto Co.	6,300	$396,081
Banking 8.35%
Anglo Irish Bank Corporation, PLC	37,400	464,104
Citigroup, Inc.	56,350	2,605,061
Northern Trust Corp.	16,400	747,676
State Street Corp.	29,000	1,399,250
U.S. Bancorp	21,800	636,560
UBS, AG	16,200	1,264,538
		7,117,189
Beverages 0.73%
Coca-Cola Co., The	7,600	317,300
PepsiCo, Inc.	5,720	308,480
		625,780
Broadcasting 4.09%
Comcast Corp., Class ASpecial *	30,210	904,790
EchoStar Communications Corp.	10,570	318,686
IAC/InterActiveCorp *	13,580	326,599
Liberty Media Corp. *	118,400	1,206,496
Univision Communications, Inc. *	26,650	734,208
		3,490,779
Commercial Services 1.21%
Cendant Corp.	46,100	1,031,257
Computer Equipment & Services 5.76%
Affiliated Computer Services, Inc. *	15,120	772,632
Automatic Data Processing, Inc.	15,200	637,944
Dell, Inc. *	42,210	1,667,717
EMC Corp. *	38,600	529,206
First Data Corp.	16,680	669,535
Fiserv, Inc. *	14,640	628,788
		4,905,822
Computer Network 0.79%
Cisco Systems, Inc. *	18,800	359,268
Juniper Networks, Inc. *	12,600	317,268
		676,536
Computer Software 5.02%
Intuit, Inc. *	5,400	243,594
Mercury Interactive Corp. *	8,100	310,716
Microsoft Corp.	97,320	2,417,426
Oracle Corp. *	52,800	696,960
Red Hat, Inc. *	14,300	187,330
Symantec Corp. *	19,600	426,104
		4,282,130
Cosmetics & Personal Care 0.84%
Gillette Co., The	14,200	718,946
Delivery & Freight Services 0.29%
United Parcel Service, Inc., Class B	3,520	243,443
Diversified Operations 2.76%
General Electric Co.	67,910	2,353,082
Educational Services 1.09%
Apollo Group, Inc. *	11,900	$930,818
Electronic Components 1.07%
Maxim Integrated Products, Inc.	9,950	380,190
Xilinx, Inc.	20,800	530,400
		910,590
Electronics 0.84%
Harman International Industries, Inc.	3,300	268,488
Samsung Electronics Company, Ltd.	930	444,528
		713,016
Electronics - Semiconductors 3.79%
Analog Devices, Inc.	24,170	901,783
ASMLHolding, NV *	27,300	430,322
Intel Corp.	55,000	1,433,300
Marvell Technology Group, Ltd. *	12,300	467,892
		3,233,297
Entertainment & Leisure 4.10%
Carnival Corp.	21,400	1,167,370
E.W. Scripps Co., The	8,940	436,272
Electronic Arts, Inc. *	2,700	152,847
International Game Technology	24,500	689,675
MGM Mirage *	6,000	237,480
Rogers Communications, Inc.	12,600	414,288
Wynn Resorts, Ltd. *	8,400	397,068
		3,495,000
Financial Services 7.48%
Accenture, Ltd. *	54,650	1,238,916
American Express Co.	21,400	1,139,122
Ameritrade Holding Corp. *	25,100	466,609
Charles Schwab Corp., The	51,900	585,432
Countrywide Financial Corp.	9,300	359,073
Franklin Resources, Inc.	6,500	500,370
Goldman Sachs Group, Inc., The	4,200	428,484
Merrill Lynch & Company, Inc.	13,170	724,482
SLM Corp.	18,370	933,196
		6,375,684
Food Service & Restaurants 0.72%
Sysco Corp.	17,020	615,954
Healthcare 2.40%
UnitedHealth Group, Inc.	39,200	2,043,888
Insurance 6.34%
Ace, Ltd.	7,760	348,036
American International Group, Inc.	34,200	1,987,020
Genworth Financial, Inc.	11,800	356,714
Hartford Financial Services Group, Inc., The	12,100	904,838
Marsh & McLennan Companies, Inc.	8,700	240,990
WellPoint, Inc. *	22,560	1,571,078
		5,408,676

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Internet Services 1.87%
Google, Inc. *	1,600	$470,640
VeriSign, Inc. *	8,600	247,336
Yahoo!, Inc. *	25,260	875,259
		1,593,235
Machinery 0.68%
Deere & Co.	8,800	576,312
Manufacturing 4.78%
Corning, Inc. *	79,700	1,324,614
Danaher Corp.	28,620	1,497,971
Tyco International, Ltd.	42,900	1,252,680
		4,075,265
Medical - Biotechnology 2.34%
Amgen, Inc. *	18,400	1,112,464
Biogen Idec, Inc. *	3,300	113,685
Genentech, Inc. *	9,600	770,688
		1,996,837
Medical Products 3.31%
Biomet, Inc.	14,500	502,280
Johnson & Johnson	11,930	775,450
Medtronic, Inc.	14,100	730,239
St. Jude Medical, Inc. *	4,300	187,523
Stryker Corp.	9,700	461,332
Zimmer Holdings, Inc. *	2,200	167,574
		2,824,398
Mining & Metals - Ferrous & Nonferrous 0.71%
BHP Billiton, Ltd.	44,000	608,735
Multimedia 2.79%
News Corporation, Inc., Class A	64,900	1,050,082
Time Warner, Inc. *	51,000	852,210
Viacom, Inc., Class B	14,910	477,418
		2,379,710
Oil & Gas - Integrated 2.43%
Exxon Mobil Corp.	16,800	965,496
Total, SA	4,700	1,105,581
		2,071,077
Oil & Gas Services & Equipment 2.63%
Baker Hughes, Inc.	20,530	1,050,315
Schlumberger, Ltd.	15,700	1,192,258
		2,242,573
Pharmaceutical 3.13%
Caremark Rx, Inc. *	6,900	307,188
Gilead Sciences, Inc. *	16,900	743,431
Pfizer, Inc.	26,840	740,247
Teva Pharmaceutical Industries, Ltd., ADR	13,000	404,820
Wyeth	10,600	471,700
		2,667,386
Retail - Internet 0.33%
eBay, Inc. *	8,400	$277,284
Retail Stores 9.70%
Best Buy Company, Inc.	12,200	836,310
Family Dollar Stores, Inc.	9,400	245,340
Home Depot, Inc., The	23,800	925,820
Industria de Diseno Textil, SA(Inditex)	11,200	288,542
Kohl’s Corp. *	18,800	1,051,108
PETsMART, Inc.	17,000	515,950
Target Corp.	23,160	1,260,136
Walgreen Co.	15,170	697,668
Wal-Mart de Mexico, SAde CV, Series V	48,000	194,753
Wal-Mart de Mexico, SAde CV, Series V, ADR	5,200	210,983
Wal-Mart Stores, Inc.	42,310	2,039,342
		8,265,952
Telecommunications - Equipment & Services 1.47%
Nokia Oyj	33,200	556,683
QUALCOMM, Inc.	10,600	349,906
Research In Motion, Ltd. *	4,700	346,625
		1,253,214
Telecommunications - Integrated 0.53%
Sprint Corp.	18,000	451,620
Telecommunications - Wireless 2.50%
America Movil, SAde CV, Series L, ADR	9,800	584,178
Crown Castle International Corp. *	24,800	503,936
Nextel Communications, Inc. *	20,700	668,817
Vodafone Group, PLC	153,100	373,214
		2,130,145
Telecommunications - Wireline 0.50%
Telus Corp.	12,400	429,199

TOTAL COMMON STOCK (Cost $71,180,456)		83,410,910

	Principal Value
SHORT-TERM INVESTMENTS - 1.93%
Investment Companies 1.93%
T. Rowe Price Reserve Investment Fund, 3.241% **	$1,649,351	1,649,351

TOTAL SHORT-TERM INVESTMENTS (Cost $1,649,351)		1,649,351

TOTAL INVESTMENTS (Cost $72,829,807)	99.77%	85,060,261
OTHER ASSETS, LESS LIABILITIES	0.23	196,668

TOTAL NET ASSETS	100.00%	$85,256,929

* Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

**Affiliated issuer.  The T. Rowe Price Reserve Investment Fund is an open-end management investment company managed by
T. Rowe Price Associates.  The Reserve Fund is offered as a cash management option only to mutual funds and other accounts managed by T. Rowe Price Associates, Inc. and is not available to the public.  The rate quoted is the seven-day effective yield of the Reserve Fund as of June 30, 2005. Investments in companies considered to be an affiliate of the Portfolio are as follows:

	Balance at	Gross	Gross	Market Value	Interest
Company	Beginning of Period	Additions	Reductions	at 06/30/05	Income
T. Rowe Price Reserve Investment Fund	$1,777,513	$2,871,838	$3,000,000	$1,649,351	$15,121

See notes to financial statements.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Mellon Capital Management Corp. (Since 12/12/03)

INVESTMENT OBJECTIVE

The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

S&P 500 INDEX PORTFOLIO

AND THE S&P 500® INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	S&P 500	S&P 500®
	Index Portfolio	Index
YTD	-0.90%	-0.81%
1 Year	6.09%	6.32%
5 Year	-2.65%	-2.37%
Inception	-2.51%	-2.23%

Inception Date - May 1, 2000. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P 500® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods less than one year have not been annualized.

The S&P 500® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES†	% OF NET ASSETS
Banking	9.52%
Retail Stores	6.39%
Oil & Gas - Integrated	5.95%
Pharmaceutical	5.83%
Financial Services	5.10%
Insurance	4.77%
Computer Equipment & Services	4.27%
Medical Products	3.71%
Computer Software	3.54%
Diversified Operations	3.33%

TOP TEN HOLDINGS†	% OF NET ASSETS
General Electric Co.	3.33%
Exxon Mobil Corp.	3.32%
Microsoft Corp.	2.28%
Citigroup, Inc.	2.19%
Pfizer, Inc.	1.86%
Johnson & Johnson	1.75%
Bank of America Corp.	1.67%
Wal-Mart Stores, Inc.	1.48%
Intel Corp.	1.47%
American International Group, Inc.	1.37%

†      S&P 500® Index Futures, Repurchase Agreements and Short-Term Investments excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing any of these products.

PORTFOLIO COMMENTARY

U.S. Equity Markets

Stocks got off to a slow start in 2005, falling in the first quarter of the new year.  Numerous factors pressured stocks, including rising oil prices, consecutive interest rate hikes with expectations for more, weak employment growth, and renewed concern over inflation.  The January effect, when equities typically rise with investor’s optimism of the new year, did not come to fruition as stocks fell sharply during the first month.  Equities recovered most of their losses in February, before falling again in March.  The market’s performance negatively impacted each of the broad sectors represented in the S&P except Energy, which benefited from continued demand in China and from the economic expansion in the U.S., Europe, and Asia, which helped push the price of oil back over $57 a barrel.

Stocks rebounded during the second quarter.  While the market fell in April, it picked up steam during May on the back of strong earnings growth prospects.  The rally was somewhat contained by the Fed’s announcement that it is not finished with its short-term interest rate hikes.  Many of the economic issues from the beginning of the year remained relevant in the second quarter. Oil prices remain high and volatile, adding to risk in the outlook for growth and inflation. While supply appears to be adequate at this time, limited refining capacity is creating additional concern. Economic data reflected a softer pace of consumer spending. While employment numbers in April were very strong including some upward revisions on previous months, May came in fairly weak at just 78k new jobs added.  Equities also benefited from low bond yields, which made stocks look cheap on a relative valuation basis.

The S&P 500® fell -0.81% for the first half of 2005 while the broad-cap Russell 3000® was essentially flat, falling 0.01%. Small-cap stocks as measured by the Russell 2000® (-1.25%) underperformed large caps (0.10%). Mid-cap stocks outperformed both small and large caps, as the S&P 400® Index rose 3.85%.  Growth stocks outperformed value stocks at the large cap sector, while value stocks strongly outperformed growth stocks across the mid and small capitalization sectors.  Companies operating in the energy and other commodity sectors turned in better than average performance in 2005 than companies operating in non-commodity sectors such as consumer discretionary, financials, health care and information technology.

Investment Strategies and Techniques

The investment strategy employed in the S&P 500 Index Portfolio is to fully replicate the S&P 500® Index while seeking to minimize transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio’s performance and as a result the Portfolio is expected to closely match the return of the S&P 500® Index.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 98.91%
Advertising 0.21%
Interpublic Group of Companies, Inc., The *#	8,889	$108,268
Monster Worldwide, Inc. *#	2,318	66,480
Omnicom Group, Inc.	3,872	309,218
		483,966
Aerospace & Defense 2.23%
Boeing Co., The	17,197	1,135,002
General Dynamics Corp.	4,188	458,754
Goodrich Corp. #	2,435	99,738
Honeywell International, Inc.	17,800	652,014
L-3 Communications Holdings, Inc.	2,400	183,792
Lockheed Martin Corp.	8,250	535,178
Northrop Grumman Corp.	7,498	414,265
Raytheon Co.	9,276	362,877
Rockwell Collins, Inc.	3,707	176,750
United Technologies Corp.	21,176	1,087,388
		5,105,758
Agricultural Operations 0.28%
Archer-Daniels-Midland Co. #	13,176	281,703
Monsanto Co.	5,621	353,392
		635,095
Airlines 0.10%
Delta Air Lines, Inc. *#	2,628	9,881
Southwest Airlines Co.	15,577	216,988
		226,869
Appliances 0.05%
Maytag Corp. #	1,662	26,027
Whirlpool Corp. #	1,388	97,313
		123,340
Automotive Parts & Equipment 0.28%
Cooper Tire & Rubber Co. #	1,599	29,693
Cummins, Inc.	868	64,761
Dana Corp. #	3,132	47,011
Delphi Corp.	11,310	52,592
Genuine Parts Co.	3,501	143,856
Goodyear Tire & Rubber Co., The *#	3,738	55,696
Johnson Controls, Inc.	3,956	222,841
Visteon Corp. #	2,497	15,057
		631,507
Automotive Rentals 0.02%
Ryder System, Inc.	1,348	49,337
Banking 9.52%
AmSouth Bancorporation #	7,613	197,938
Bank of America Corp.	84,068	3,834,341
Bank of New York Company, Inc., The	15,983	459,991
Citigroup, Inc.	108,402	5,011,424
Comerica, Inc.	3,498	202,184
Compass Bancshares, Inc. #	2,620	117,900
Fifth Third Bancorp #	10,680	440,123
First Horizon National Corp. #	2,543	107,315
Golden West Financial Corp.	5,868	377,782
Huntington Bancshares, Inc. #	4,691	113,241
JPMorgan Chase & Co.	73,651	2,601,353
KeyCorp	8,506	281,974
M&T Bank Corp.	2,080	218,733
Mellon Financial Corp. **	8,686	249,201
North Fork Bancorporation, Inc.	10,055	282,445
Northern Trust Corp.	4,198	191,387
Regions Financial Corp.	9,577	324,469
Sovereign Bancorp, Inc.	7,780	$173,805
State Street Corp.	7,029	339,149
SunTrust Banks, Inc.	7,062	510,159
U.S. Bancorp	38,303	1,118,448
Wachovia Corp.	32,826	1,628,170
Washington Mutual, Inc.	18,154	738,686
Wells Fargo & Co.	35,126	2,163,059
Zions Bancorporation	1,851	136,104
		21,819,381
Beverages 2.21%
Molson Coors Brewing Co., Class B #	1,694	105,028
Anheuser-Busch Companies, Inc.	16,214	741,791
Brown-Forman Corp., Class B	1,832	110,763
Coca-Cola Co., The	46,926	1,959,161
Coca-Cola Enterprises, Inc.	7,456	164,107
Pepsi Bottling Group, Inc., The	4,182	119,647
PepsiCo, Inc.	34,758	1,874,499
		5,074,996
Broadcasting 0.84%
Clear Channel Communications, Inc.	11,141	344,591
Comcast Corp. *	45,772	1,405,200
Univision Communications, Inc. *#	6,009	165,548
		1,915,339
Building Construction 0.23%
Centex Corp.	2,712	191,657
KB HOME #	1,690	128,829
Pulte Homes, Inc. #	2,504	210,962
		531,448
Building Materials 0.15%
American Standard Companies, Inc.	3,810	159,715
Louisiana-Pacific Corp.	2,249	55,280
Vulcan Materials Co.	2,059	133,814
		348,809
Chemicals 1.46%
Air Products & Chemicals, Inc. #	4,791	288,897
Ashland, Inc. #	1,408	101,193
Dow Chemical Co., The	19,834	883,208
E.I. du Pont de Nemours & Co.	20,836	896,156
Eastman Chemical Co.	1,622	89,453
Ecolab, Inc.	4,498	145,555
Engelhard Corp.	2,471	70,547
Great Lakes Chemical Corp.	1,115	35,089
Hercules, Inc. *	2,407	34,059
PPG Industries, Inc.	3,672	230,455
Praxair, Inc.	6,652	309,983
Rohm & Haas Co. #	4,016	186,101
Sigma-Aldrich Corp. #	1,469	82,323
		3,353,019
Commercial Services 0.68%
Cendant Corp.	22,103	494,444
Cintas Corp. #	3,058	118,039
Convergys Corp. *	2,833	40,285
Express Scripts, Inc. *	3,182	159,036
Laboratory Corporation of America Holdings *	2,900	144,710
Moody’s Corp.	5,816	261,487
Paychex, Inc.	7,524	244,831
W.W. Grainger, Inc.	1,831	100,320
		1,563,152

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Computer Equipment & Services 4.27%
Affiliated Computer Services, Inc. *#	2,700	$137,970
Apple Computer, Inc. *	17,176	632,249
Automatic Data Processing, Inc.	11,987	503,094
Computer Sciences Corp. *#	3,994	174,538
Comverse Technology, Inc. *	4,342	102,688
Dell, Inc. *	50,928	2,012,165
Electronic Data Systems Corp. #	10,887	209,575
EMC Corp. *	50,173	687,872
First Data Corp.	16,646	668,170
Fiserv, Inc. *	3,905	167,720
Gateway, Inc. *	6,858	22,631
Hewlett-Packard Co.	59,888	1,407,967
International Business Machines Corp. #	33,837	2,510,705
Lexmark International, Inc. *#	2,546	165,057
NVIDIACorp. *#	3,700	98,864
Parametric Technology Corp. *	5,044	32,181
SunGard Data Systems, Inc. *	5,889	207,116
Symbol Technologies, Inc. #	4,697	46,359
		9,786,921
Computer Information & Technology 0.26%
Autodesk, Inc.	4,740	162,914
NCR Corp. *	4,022	141,253
Sun Microsystems, Inc. *#	68,801	256,628
Unisys Corp. *	6,654	42,120
		602,915
Computer Network 1.23%
Cisco Systems, Inc. *§	133,960	2,559,976
Network Appliance, Inc. *	7,599	214,824
Novell, Inc. *#	7,828	48,534
		2,823,334
Computer Software 3.54%
Adobe Systems, Inc.	10,000	286,200
BMC Software, Inc. *	4,636	83,216
Citrix Systems, Inc. *	3,419	74,056
Computer Associates International, Inc.	10,853	298,240
Compuware Corp. *	7,784	55,967
Intuit, Inc. *#	3,835	172,997
Mercury Interactive Corp. *#	1,705	65,404
Microsoft Corp.	209,925	5,214,537
Oracle Corp. *	92,878	1,225,990
Siebel Systems, Inc. *	10,190	90,691
Symantec Corp. *	14,560	316,534
VERITAS Software Corp. *	9,006	219,746
		8,103,578
Cosmetics & Personal Care 1.19%
Alberto-Culver Co., Class B	1,827	79,164
Avon Products, Inc.	9,660	365,631
Colgate-Palmolive Co.	10,807	539,377
Gillette Co., The	20,715	1,048,800
International Flavors & Fragrances, Inc.	1,853	67,116
Kimberly-Clark Corp. #	9,970	624,022
		2,724,110
Delivery & Freight Services 0.70%
United Parcel Service, Inc., Class B	23,174	1,602,714
Diversified Operations 3.33%
General Electric Co. §	219,973	7,622,050
Educational Services 0.12%
Apollo Group, Inc. *	3,431	268,373
Electrical Equipment 0.34%
American Power Conversion Corp.	3,559	$83,957
Emerson Electric Co.	8,737	547,198
PerkinElmer, Inc.	2,632	49,745
Thermo Electron Corp. *	3,343	89,826
		770,726
Electronic Components 0.40%
Jabil Circuit, Inc. *#	3,618	111,181
Linear Technology Corp.	6,295	230,964
Maxim Integrated Products, Inc.	6,863	262,235
Sanmina-SCI Corp. *	10,515	57,517
Solectron Corp. *	20,046	75,974
Xilinx, Inc.	7,285	185,768
		923,639
Electronics 0.15%
Agilent Technologies, Inc. *	8,916	205,246
Molex, Inc.	3,401	88,562
Teradyne, Inc. *#	3,763	45,043
		338,851
Electronics - Semiconductors 3.20%
Advanced Micro Devices, Inc. *#	8,029	139,223
Altera Corp. *	7,719	152,991
Analog Devices, Inc.	7,785	290,458
Applied Materials, Inc.	34,762	562,449
Applied Micro Circuits Corp. *	6,497	16,632
Freescale Semiconductor, Inc., Class B *	8,282	175,413
Intel Corp.	129,113	3,364,685
KLA-Tencor Corp.	4,145	181,137
LSI Logic Corp. *#	7,628	64,762
Micron Technology, Inc. *	12,312	125,706
Motorola, Inc.	50,982	930,931
National Semiconductor Corp.	7,554	166,415
Novellus Systems, Inc. *#	3,116	76,996
PMC-Sierra, Inc. *	3,488	32,543
QLogic Corp. *#	1,897	58,560
Texas Instruments, Inc.	35,881	1,007,180
		7,346,081
Engineering & Construction 0.05%
Fluor Corp. #	1,868	107,578
Entertainment & Leisure 0.66%
Brunswick Corp.	1,901	82,351
Carnival Corp. #	10,835	591,049
Electronic Arts, Inc. *	6,502	368,078
Harrah’s Entertainment, Inc.	3,552	255,993
International Game Technology #	7,368	207,409
		1,504,880
Environmental Controls 0.20%
Allied Waste Industries, Inc. *	4,910	38,936
Waste Management, Inc.	11,973	339,315
Waters Corp. *	2,473	91,921
		470,172
Financial Services 5.10%
Ambac Financial Group, Inc.	2,240	156,262
American Express Co. #	24,525	1,305,466
BB&T Corp. #	11,386	455,098
Bear Stearns Companies, Inc., The	2,345	243,739
Capital One Financial Corp.	5,063	405,091
Charles Schwab Corp., The	24,263	273,687
CIT Group, Inc.	4,400	189,068
Countrywide Financial Corp.	12,086	466,640

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Financial Services-continued
E*TRADE Financial Corp. *#	7,400	$103,526
Equifax, Inc.	2,779	99,238
Federated Investors, Inc. #	1,790	53,718
Franklin Resources, Inc.	4,180	321,776
Goldman Sachs Group, Inc., The	9,355	954,397
H&R Block, Inc. #	3,369	196,581
Janus Capital Group, Inc.	4,853	72,989
Lehman Brothers Holdings, Inc.	5,753	571,158
Marshall & Ilsley Corp. #	4,286	190,513
MBIA, Inc. #	2,925	173,482
MBNACorp.	26,274	687,328
Merrill Lynch & Company, Inc.	19,448	1,069,834
MGIC Investment Corp.	2,014	131,353
Morgan Stanley	23,259	1,220,400
National City Corp.	12,561	428,581
PNC Financial Services Group	5,861	319,190
Providian Financial Corp. *	5,941	104,740
Prudential Financial, Inc.	10,798	708,997
SLM Corp.	8,967	455,524
Synovus Financial Corp. #	6,533	187,301
T. Rowe Price Group, Inc.	2,478	155,123
		11,700,800
Food Products 0.97%
Campbell Soup Co.	6,884	211,821
General Mills, Inc.	7,715	360,985
H.J. Heinz Co.	7,406	262,321
Hershey Co., The	4,448	276,221
Kellogg Co.	7,421	329,789
McCormick & Company, Inc.	2,877	94,020
Sara Lee Corp.	16,410	325,082
SUPERVALU, Inc.	2,733	89,123
Wm. Wrigley Jr. Co.	4,138	284,860
		2,234,222
Food Service & Restaurants 0.86%
ConAgra Foods, Inc. #	10,581	245,056
Darden Restaurants, Inc.	3,006	99,138
McDonald’s Corp.	26,487	735,014
Sysco Corp.	13,260	479,879
Wendy’s International, Inc.	2,310	110,072
Yum! Brands, Inc.	5,976	311,230
		1,980,389
Forest Products & Paper 0.51%
Georgia-Pacific Group #	5,415	172,197
International Paper Co.	10,018	302,644
MeadWestvaco Corp.	4,024	112,833
OfficeMax, Inc.	1,274	37,927
Plum Creek Timber Company, Inc. #	3,696	134,165
Temple-Inland, Inc.	2,272	84,405
Weyerhaeuser Co.	5,030	320,160
		1,164,331
Government Agency 0.92%
Fannie Mae	20,215	1,180,556
Freddie Mac	14,310	933,441
		2,113,997
Healthcare 1.55%
Bausch & Lomb, Inc. #	1,103	91,549
Cardinal Health, Inc.	9,003	518,393
HCA, Inc.	8,577	486,059
Health Management Associates, Inc.	4,945	129,460
Humana, Inc. *	3,274	130,109
IMS Health, Inc.	4,920	$121,868
Manor Care, Inc.	1,871	74,335
McKesson Corp.	6,167	276,220
Quest Diagnostics, Inc.	3,932	209,458
Tenet Healthcare Corp. *#	9,468	115,888
UnitedHealth Group, Inc.	26,830	1,398,916
		3,552,255
Holding Companies 0.11%
Loews Corp.	3,381	262,028
Home Furnishings 0.23%
Leggett & Platt, Inc.	3,981	105,815
Masco Corp.	9,275	294,574
Newell Rubbermaid, Inc.	5,499	131,096
		531,485
Household Products 1.26%
Clorox Co., The	3,167	176,465
Procter & Gamble Co., The	51,488	2,715,992
		2,892,457
Human Resources 0.04%
Robert Half International, Inc. #	3,408	85,098
Insurance 4.77%
Ace, Ltd.	5,919	265,467
Aetna, Inc.	6,154	509,674
AFLAC, Inc.	10,432	451,497
Allstate Corp., The	14,007	836,918
American International Group, Inc.	53,990	3,136,819
Aon Corp.	6,419	160,732
Chubb Corp., The #	3,988	341,413
CIGNACorp.	2,798	299,470
Cincinnati Financial Corp. #	3,565	141,031
Hartford Financial Services Group, Inc., The	6,209	464,309
Jefferson-Pilot Corp. #**	2,885	145,462
Lincoln National Corp. #	3,607	169,240
Marsh & McLennan Companies, Inc.	11,077	306,833
Medco Health Solutions, Inc. *	5,814	310,235
MetLife, Inc. #	15,366	690,548
Principal Financial Group, Inc., The	6,203	259,906
Progressive Corp., The	4,172	412,235
SAFECO Corp.	2,768	150,413
St. Paul Travelers Companies, Inc., The	13,766	544,170
Torchmark Corp.	2,359	123,140
UnumProvident Corp. #	5,958	109,151
WellPoint, Inc. *	12,732	886,656
XL Capital, Ltd.	2,972	221,176
		10,936,495
Internet Services 0.41%
Yahoo!, Inc. *	27,212	942,896
Lodging 0.33%
Hilton Hotels Corp.	8,141	194,163
Marriott International, Inc.	4,254	290,208
Starwood Hotels & Resorts Worldwide, Inc.	4,558	266,962
		751,333
Machinery 0.66%
Black & Decker Corp., The	1,615	145,108
Caterpillar, Inc. #	7,060	672,889
Deere & Co. #	5,038	329,939
Ingersoll-Rand Co.	3,659	261,070
Snap-on, Inc.	1,212	41,572
Stanley Works, The	1,509	68,720
		1,519,298

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Manufacturing 2.26%
3M Co.	15,975	$1,154,993
Cooper Industries, Ltd.	1,892	120,899
Corning, Inc. *	29,303	487,016
Danaher Corp. #	5,822	304,723
Dover Corp.	4,388	159,635
Eaton Corp.	3,250	194,675
Fortune Brands, Inc. #	3,007	267,022
Illinois Tool Works, Inc.	5,637	449,156
ITT Industries, Inc.	1,900	185,497
Pall Corp. #	2,513	76,295
Parker-Hannifin Corp.	2,566	159,118
Rockwell Automation, Inc.	3,749	182,614
Textron, Inc.	2,795	212,001
Tyco International, Ltd.	41,628	1,215,538
		5,169,182
Medical - Biotechnology 1.03%
Amgen, Inc. *	25,935	1,568,030
Applera Corporation - Applied Biosystems Group	4,230	83,204
Biogen Idec, Inc. *	6,882	237,085
Chiron Corp. *	3,128	109,136
Genzyme Corp. *	5,196	312,228
Millipore Corp. *	953	54,064
		2,363,747
Medical Products 3.71%
Baxter International, Inc.	12,728	472,209
Becton, Dickinson & Co.	5,258	275,887
Biomet, Inc.	5,208	180,405
Boston Scientific Corp. *	15,608	421,416
C. R. Bard, Inc.	2,080	138,341
Fisher Scientific International, Inc. *	2,500	162,250
Guidant Corp.	6,623	445,728
Johnson & Johnson	61,673	4,008,745
Medtronic, Inc.	25,191	1,304,642
St. Jude Medical, Inc. *	7,628	332,657
Stryker Corp. #	7,922	376,770
Zimmer Holdings, Inc. *#	5,136	391,209
		8,510,259
Mining & Metals - Ferrous & Nonferrous 0.41%
Alcoa, Inc.	18,116	473,371
Allegheny Technologies, Inc.	2,073	45,730
Nucor Corp.	3,448	157,298
Phelps Dodge Corp.	1,993	184,353
United States Steel Corp.	2,450	84,207
		944,959
Mining & Metals - Precious 0.22%
Freeport-McMoRan Copper & Gold, Inc., Class B #	3,641	136,319
Newmont Mining Corp.	9,349	364,891
		501,210
Motor Vehicle Manufacturing 0.60%
Ford Motor Co.	38,056	389,692
General Motors Corp. #	11,643	395,862
Harley-Davidson, Inc.	6,128	303,949
Navistar International Corp. *	1,346	43,072
PACCAR, Inc.	3,571	242,828
		1,375,403
Multimedia 2.38%
Gannett Company, Inc.	5,145	$365,964
McGraw-Hill Companies, Inc., The	7,906	349,841
News Corporation, Inc., Class A	60,240	974,683
Time Warner, Inc. *#	95,127	1,589,572
Viacom, Inc., Class B	33,957	1,087,303
Walt Disney Co., The	42,794	1,077,553
		5,444,916
Office Equipment 0.28%
Avery Dennison Corp.	2,082	110,263
Pitney Bowes, Inc.	4,726	205,817
Tektronix, Inc.	1,726	40,164
Xerox Corp. *	19,981	275,538
		631,782
Oil & Gas - Distribution & Marketing 0.57%
Burlington Resources, Inc.	8,112	448,107
Kinder Morgan, Inc.	2,323	193,274
Nicor, Inc.	919	37,835
Sempra Energy	5,028	207,707
Valero Energy Corp. #	5,400	427,194
		1,314,117
Oil & Gas - Integrated 5.95%
Amerada Hess Corp.	1,760	187,458
Chevron Corp.	43,598	2,438,000
ConocoPhillips	29,102	1,673,074
El Paso Corp.	13,917	160,324
Exxon Mobil Corp.	132,507	7,615,177
Marathon Oil Corp.	7,211	384,851
Nabors Industries, Ltd. *#	2,917	176,829
Occidental Petroleum Corp.	8,166	628,210
Sunoco, Inc.	1,421	161,539
Williams Companies, Inc., The	11,780	223,820
		13,649,282
Oil & Gas Producers 1.18%
Anadarko Petroleum Corp. #	4,928	404,835
Apache Corp. #	6,836	441,606
Devon Energy Corp.	9,920	502,746
EOG Resources, Inc.	4,920	279,456
Kerr-McGee Corp.	2,571	196,193
Noble Corp.	2,902	178,502
Rowan Companies, Inc.	2,333	69,313
Unocal Corp.	5,714	371,696
XTO Energy, Inc.	7,333	249,249
		2,693,596
Oil & Gas Services & Equipment 1.10%
Baker Hughes, Inc.	7,060	361,190
BJ Services Co. #	3,457	181,423
Dynegy, Inc. *#	7,828	38,044
Halliburton Co.	10,352	495,033
National Oilwell Varco, Inc. *	3,500	166,390
Schlumberger, Ltd.	12,258	930,873
Transocean, Inc. *	6,578	355,015
		2,527,968
Packaging & Containers 0.13%
Ball Corp.	2,360	84,866
Bemis Company, Inc.	2,182	57,910
Pactiv Corp. *	3,285	70,890
Sealed Air Corp. *	1,735	86,386
		300,052

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Pharmaceutical 5.83%
Abbott Laboratories	32,270	$1,581,553
Allergan, Inc. #	2,790	237,820
AmerisourceBergen Corp.	2,111	145,976
Bristol-Myers Squibb Co.	40,743	1,017,760
Caremark Rx, Inc. *	9,370	417,152
Eli Lilly & Co.	23,437	1,305,675
Forest Laboratories, Inc. *	7,281	282,867
Gilead Sciences, Inc. *	8,850	389,312
Hospira, Inc. *	3,163	123,357
King Pharmaceuticals, Inc. *	4,999	52,090
MedImmune, Inc. *	5,013	133,947
Merck & Company, Inc. #	45,694	1,407,375
Mylan Laboratories, Inc.	5,400	103,896
Pfizer, Inc.	154,744	4,267,840
Schering-Plough Corp. #	30,622	583,655
Watson Pharmaceuticals, Inc. *	2,166	64,027
Wyeth	27,791	1,236,700
		13,351,002
Photo Equipment 0.07%
Eastman Kodak Co. #	6,196	166,363
Publishing & Printing 0.29%
Dow Jones & Company, Inc. #	1,379	48,886
Knight-Ridder, Inc. #	1,656	101,579
Meredith Corp. #	1,029	50,483
New York Times Co., The #	3,066	95,506
R.R. Donnelley & Sons Co.	4,627	159,678
Tribune Co. #	6,171	217,096
		673,228
Railroad 0.28%
Burlington Northern Sante Fe Corp.	7,992	376,263
Norfolk Southern Corp.	8,302	257,030
		633,293
Real Estate 0.53%
Apartment Investment & Management Co., REIT	1,912	78,239
Archstone-Smith Trust, REIT	4,160	160,659
Equity Office Properties Trust, REIT	8,498	281,284
Equity Residential, REIT	5,924	218,122
ProLogis, REIT	3,699	148,848
Simon Property Group, Inc., REIT	4,512	327,075
		1,214,227
Retail - Internet 0.36%
eBay, Inc. *	25,168	830,796
Retail Stores 6.39%
Albertson’s, Inc. #	7,467	154,418
AutoNation, Inc. *#	4,775	97,983
AutoZone, Inc. *	1,478	136,656
Bed Bath & Beyond, Inc. *	6,274	262,128
Best Buy Company, Inc.	6,309	432,482
Big Lots, Inc. *#	2,474	32,756
Circuit City Stores-Circuit City Group #	3,672	63,489
Costco Wholesale Corp. #	9,690	434,306
CVS Corp.	16,772	487,562
Dillards, Inc.	1,642	38,456
Dollar General Corp.	6,180	125,825
Family Dollar Stores, Inc. #	3,469	90,541
Federated Department Stores, Inc. #	3,469	254,208
Gap, Inc., The	15,565	307,409
Home Depot, Inc., The	45,463	1,768,511
J.C. Penney Company, Inc.	5,548	291,714
Kohl’s Corp. *	6,896	385,555
Kroger Co., The *	15,187	$289,009
Limited Brands	7,877	168,725
Lowe’s Companies, Inc.	16,119	938,448
May Department Stores Co., The	6,203	249,112
Nordstrom, Inc.	2,540	172,644
Office Depot, Inc. *	6,743	154,010
RadioShack Corp.	3,418	79,195
Safeway, Inc. *#	9,416	212,707
Sears Holdings Corp. *	1,897	284,303
Sherwin-Williams Co., The	2,676	126,013
Staples, Inc.	15,757	335,939
Starbucks Corp. *	8,441	436,062
Target Corp.	18,602	1,012,135
Tiffany & Co.	2,977	97,527
TJX Companies, Inc., The #	9,782	238,192
Toys “R” Us, Inc. *	4,366	115,612
Walgreen Co.	21,251	977,333
Wal-Mart Stores, Inc.	70,243	3,385,713
		14,636,678
Telecommunications - Equipment & Services 0.89%
ADC Telecommunications, Inc. *	2,374	51,682
Andrew Corp. *	3,070	39,173
Avaya, Inc. *#	10,144	84,398
Broadcom Corp. *#	5,995	212,882
CIENA Corp. *	12,987	27,143
JDS Uniphase Corp. *	28,824	43,812
Lucent Technologies, Inc. *#	91,721	266,908
QUALCOMM, Inc.	34,376	1,134,752
Scientific-Atlanta, Inc.	3,074	102,272
Tellabs, Inc. *	9,585	83,390
		2,046,412
Telecommunications - Integrated 2.72%
ALLTEL Corp.	6,333	394,419
AT&T Corp.	16,736	318,653
BellSouth Corp.	38,274	1,016,940
Qwest Communications International, Inc. *	34,252	127,075
SBC Communications, Inc.	68,371	1,623,811
Sprint Corp.	30,714	770,614
Verizon Communications, Inc.	57,369	1,982,099
		6,233,611
Telecommunications - Wireless 0.33%
Nextel Communications, Inc. *	23,206	749,786
Telecommunications - Wireline 0.09%
CenturyTel, Inc.	2,863	99,146
Citizens Communications Co.	7,158	96,204
		195,350
Textiles & Apparel 0.45%
Coach, Inc. *	8,000	268,560
Jones Apparel Group, Inc.	2,623	81,418
Liz Claiborne, Inc.	2,152	85,564
Nike, Inc., Class B	4,862	421,049
Reebok International, Ltd. #	1,155	48,314
V.F. Corp.	2,120	121,306
		1,026,211
Tobacco 1.36%
Altria Group, Inc.	42,882	2,772,750
Reynolds American, Inc.	2,461	193,927
UST, Inc.	3,366	153,692
		3,120,369

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Toys 0.10%
Hasbro, Inc.	3,541	$73,617
Mattel, Inc.	8,965	164,060
		237,677
Transportation 0.46%
CSX Corp.	4,348	185,486
FedEx Corp.	6,197	502,019
Union Pacific Corp.	5,508	356,918
		1,044,423
Travel Services 0.03%
Sabre Holdings Corp.	2,911	58,074
Utilities - Electric & Gas 3.29%
AES Corp., The *	13,762	225,422
Allegheny Energy, Inc. *	2,973	74,979
Ameren Corp.	4,096	226,509
American Electric Power Company, Inc. #	7,951	293,153
Calpine Corp. *#	11,130	37,842
CenterPoint Energy, Inc.	6,261	82,708
Cinergy Corp. #	3,949	176,994
CMS Energy Corp. *	4,178	62,921
Consolidated Edison, Inc.	5,142	240,851
Constellation Energy Group	3,765	217,203
Dominion Resources, Inc.	7,000	513,730
DTE Energy Co.	3,660	171,178
Duke Energy Corp. #	19,286	573,373
Edison International	6,869	278,538
Entergy Corp.	4,427	334,460
Exelon Corp.	13,870	711,947
FirstEnergy Corp.	6,977	335,663
FPL Group, Inc.	7,986	335,891
KeySpan Corp.	3,265	132,886
NiSource, Inc.	5,797	143,360
Peoples Energy Corp.	756	32,856
PG&E Corp.	7,629	286,393
Pinnacle West Capital Corp.	1,824	81,077
PPL Corp.	3,965	235,442
Progress Energy, Inc. #	5,217	236,017
Public Service Enterprise Group, Inc.	4,941	$300,512
Southern Co., The	15,275	529,584
TECO Energy, Inc.	4,457	84,282
TXU Corp.	5,007	416,032
Xcel Energy, Inc. #	8,200	160,064
		7,531,867

TOTAL COMMON STOCK (Cost $242,114,905)		226,700,862

	Principal Value
SHORT-TERM INVESTMENTS 0.13%
U.S. Treasury Bills, Bonds, and Notes 0.13%
U.S. Treasury Bill, 2.945%, due 09/08/05 §	$300,000	298,276

TOTAL SHORT-TERM INVESTMENTS (Cost $298,325)		298,276

REPURCHASE AGREEMENTS 9.34%
Banking 9.34%
Deutsche Bank Securities, Inc., 3.390%, dated 06/30/05, due 7/01/05, repurchase price $21,971,000, (collateralized by Fannie Mae notes, 5.000%, due 04/26/17, value $22,621,097) ***	21,402,585	21,402,585

TOTAL REPURCHASE AGREEMENTS (Cost $21,402,585)		21,402,585

TOTAL INVESTMENTS (Cost $263,815,815)	108.38%	248,401,723
OTHER ASSETS, LESS LIABILITIES	(838)	(19,200,155)

TOTAL NET ASSETS	100.00%	$229,201,568

*      Non-income producing security.

#      All or a portion of this security is on loan (See Note B).

§      Security or a portion of the security pledged to cover the margin and collateral requirements for futures (Note B).  At the end of the period, the aggregate market value of the securities pledged was $2,968,426.  The underlying face amount, at market value, of the open futures contracts was $2,331,225 at June 30, 2005.

REIT - Real Estate Investment Trust

**   Investments in companies considered to be affiliates of the Portfolio are as follows:

Company	Balance at Beginning of Period	Gross Additions	Gross Reductions	Realized Gains (Losses) During the Period	Market Value at 06/30/05	Dividend Income
Jefferson-Pilot Corporation	$149,905	$—	$—	$—	$145,462	$2,301
Mellon Financial Corporation	283,288	11,368	23,855	(2,488)	249,201	3,388
	$433,193				$394,663	$5,689

Jefferson-Pilot Corporation is the parent company of the Fund’s adviser, Jefferson Pilot Investment Advisory Corporation.

Mellon Financial Corporation is the parent company of the Portfolio’s subadviser, Mellon Capital Management Corporation.

**** The Repurchase Agreement is pledged as collateral for the securities on loan, which were valued at $20,744,840 at June 30, 2005.

See notes to financial statements.

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Credit Suisse Asset Management, LLC (Since 08/28/97)

Stephen J. Kaszynski, CFA, Managing Director

Robert E. Rescoe, CFA, Director

INVESTMENT OBJECTIVE

The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, to seek a reasonable level of current income.

VALUE PORTFOLIO

AND THE RUSSELL 1000® VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Value	Value Index
YTD	2.58%	1.76%
1 Year	11.47%	14.06%
5 Year	5.54%	6.56%
10 Year	10.37%	12.03%
Inception	10.78%	12.55%

Inception Date - May 1, 1992. Past performance is not predicative of future performance.

*      This graph compares an initial $10,000 investment made in the Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 1000® Value Index.  For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 1000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Banking	18.39%
Oil & Gas - Integrated	11.00%
Insurance	8.41%
Manufacturing	7.31%
Retail Stores	4.97%
Aerospace & Defense	4.35%
Financial Services	3.96%
Computer Equipment & Services	3.11%
Household Products	3.08%
Chemicals	3.05%

TOP TEN HOLDINGS	% OF NET ASSETS
ConocoPhillips	3.94%
Exxon Mobil Corp.	3.70%
Bank of America Corp.	3.37%
Wells Fargo & Co.	3.21%
Procter & Gamble Co., The	3.08%
Hartford Financial Services Group, Inc., The	2.99%
Citigroup, Inc.	2.96%
Wachovia Corp.	2.56%
Tyco International, Ltd.	2.46%
United Technologies Corp.	2.26%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.  Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

PORTFOLIO COMMENTARY

For the six months ended June 30, 2005, the Value Portfolio (the “Portfolio”) had a gain of 2.58%, vs. an increase of 1.76% for the Russell 1000® Value Index.

The Market: Fighting headwinds

The overall US equity market struggled in the first half of 2005, though performance improved in the year’s second quarter. Higher energy prices and gradually tightening monetary policy seemed to top the list of investor concerns. Although these headwinds slowed the US economy, growth continued at a moderate pace. Somewhat surprisingly, intermediate- and long-term interest rates remained quite low by historical standards and kept mortgage rates attractive for borrowers. Housing remained robust, and the stimulus of housing related demand offset at least some of the burden caused by higher energy prices.

In the market, high energy prices helped drive the outperformance of energy related stocks, which outpaced all other economic sectors in the period. This was reflected in the outperformance of value stocks over growth stocks, as energy companies comprise a relatively large share of the value universe. Large capitalization stocks outperformed small-cap stocks, reversing a trend in which small caps had outperformed for several years.

Strategic Review:  Focus on company fundamentals

The Portfolio’s gain and outperformance in the period were driven in part by good stock selection in the consumer discretionary sector. The Portfolio’s retail holdings had especially good showings. The Portfolio’s performance was also helped by stock selection in the energy area and by its overweighting in energy-related companies as a group. In the auto and transportation sector, the Portfolio’s exposure was limited to a railroad company whose stock had a slight gain amid high demand for its shipping services. This aided relative performance, as this sector overall had a significant decline, hampered by concerns over energy input costs. On the negative side, the Portfolio’s materials stocks underperformed.

Going forward, we will continue to adhere to our general strategy of investing in dividend-paying stocks of companies with large market capitalizations. Using proprietary bottom-up equity research and detailed quantitative analyses, we look for stocks that are deeply discounted relative to our view of their upside potential, in terms of valuation and/or income, with an emphasis on companies that stand to benefit from the positive impact of a likely significant event.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 98.17%
Aerospace & Defense 4.35%
L-3 Communications Holdings, Inc.	12,400	$949,592
Lockheed Martin Corp.	13,100	849,797
United Technologies Corp.	38,000	1,951,300
		3,750,689
Automotive Parts & Equipment 1.40%
Johnson Controls, Inc.	21,400	1,205,462
Banking 18.39%
Bank of America Corp.	63,800	2,909,918
Citigroup, Inc.	55,200	2,551,896
Hudson City Bancorp, Inc.	114,933	1,311,386
Mellon Financial Corp.	51,600	1,480,404
North Fork Bancorporation, Inc.	63,400	1,780,906
U.S. Bancorp	29,200	852,640
Wachovia Corp.	44,500	2,207,200
Wells Fargo & Co.	44,900	2,764,942
		15,859,292
Beverages 1.04%
Coca-Cola Enterprises, Inc.	40,800	898,008
Building Materials 1.01%
American Standard Companies, Inc.	20,700	867,744
Chemicals 3.05%
E.I. du Pont de Nemours & Co.	40,000	1,720,400
PPG Industries, Inc.	14,500	910,020
		2,630,420
Computer Equipment & Services 3.11%
Diebold, Inc.	23,700	1,069,107
International Business Machines Corp.	9,700	719,740
Zebra Technologies Corp. *	20,300	888,937
		2,677,784
Diversified Operations 2.04%
General Electric Co.	50,700	1,756,755
Electrical Equipment 0.95%
Emerson Electric Co.	13,100	820,453
Electronics - Semiconductors 1.12%
Intel Corp.	37,100	966,826
Financial Services 3.96%
Ambac Financial Group, Inc.	12,500	872,000
Capital One Financial Corp.	20,000	1,600,200
Lehman Brothers Holdings, Inc.	9,500	943,160
		3,415,360
Food Products 1.35%
General Mills, Inc.	24,800	1,160,392
Food Service & Restaurants 0.99%
McDonald’s Corp.	30,900	857,475
Government Agency 3.03%
Fannie Mae	29,800	1,740,320
Freddie Mac	13,400	874,082
		2,614,402
Household Products 3.08%
Procter & Gamble Co., The	50,400	2,658,602
Insurance 8.41%
Aetna, Inc.	22,700	1,880,014
Allstate Corp., The	24,700	1,475,825
Hartford Financial Services Group, Inc., The	34,500	2,579,910
St. Paul Travelers Companies, Inc., The	33,300	1,316,349
		7,252,098
Manufacturing 7.31%
Eaton Corp.	24,600	$1,473,540
ITT Industries, Inc.	16,000	1,562,080
Textron, Inc.	15,100	1,145,335
Tyco International, Ltd.	72,600	2,119,920
		6,300,875
Medical Products 1.95%
Johnson & Johnson	25,900	1,683,500
Multimedia 0.89%
Viacom, Inc., Class B	23,900	765,278
Oil & Gas - Distribution & Marketing 1.49%
Burlington Resources, Inc.	23,200	1,281,568
Oil & Gas - Integrated 11.00%
ConocoPhillips	59,020	3,393,060
Denbury Resources, Inc. *	18,900	751,653
Exxon Mobil Corp.	55,500	3,189,585
Pioneer Natural Resources Co.	12,800	538,624
Weatherford International, Ltd. *	27,800	1,611,844
		9,484,766
Oil & Gas Producers 2.89%
Apache Corp.	21,700	1,401,820
Murphy Oil Corp.	20,800	1,086,384
		2,488,204
Packaging & Containers 0.40%
Smurfit-Stone Container Corp. *	34,300	348,831
Pharmaceutical 1.98%
Pfizer, Inc.	30,800	849,464
Schering-Plough Corp.	45,200	861,512
		1,710,976
Railroad 0.89%
Burlington Northern Sante Fe Corp.	16,300	767,404
Retail Stores 4.97%
Best Buy Company, Inc.	25,100	1,720,605
Federated Department Stores, Inc.	17,100	1,253,088
Office Depot, Inc. *	57,400	1,311,016
		4,284,709
Telecommunications - Integrated 2.19%
ALLTELCorp.	14,900	927,972
Sprint Corp.	38,400	963,456
		1,891,428
Telecommunications - Wireline 1.85%
Telus Corp.	46,900	1,595,069
Tobacco 2.16%
Altria Group, Inc.	28,800	1,862,208
Utilities - Electric & Gas 0.92%
Progress Energy, Inc.	17,500	791,700

TOTAL COMMON STOCK (Cost $68,698,196)		84,648,278

TOTAL INVESTMENTS (Cost $68,698,196)	98.17%	84,648,278
OTHER ASSETS, LESS LIABILITIES	1.83	1,577,087

TOTAL NET ASSETS	100.00%	$86,225,365

*      Non-income producing security.

See notes to financial statements.

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MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Turner Investment Partners, Inc.

Christopher K. McHugh, Vice President and Senior Portfolio Manager

William C. McVail, CFA, Senior Portfolio Manager

Robert E. Turner, CFA, Chairman and Chief Investment Officer

INVESTMENT OBJECTIVE

The Mid-Cap Growth Portfolio seeks capital appreciation by investing primarily in common stocks and other equity securities of midsize U.S. companies that the Sub-Adviser believes offer strong earnings growth potential.

MID-CAP GROWTH PORTFOLIO

AND THE RUSSELL MIDCAP® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap	Russell Midcap®
	Growth	Growth Index
YTD	0.97%	1.70%
1 Year	9.16%	10.86%
Inception	-0.20%	2.57%

Inception Date - May 1, 2001. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell Midcap® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Electronics - Semiconductors	7.28%
Financial Services	7.23%
Retail Stores	6.90%
Healthcare	5.98%
Medical Products	4.70%
Internet Services	4.28%
Entertainment & Leisure	4.20%
Manufacturing	3.91%
Oil & Gas Producers	3.72%
Commercial Services	3.48%

TOP TEN HOLDINGS	% OF NET ASSETS
WellPoint, Inc.	2.22%
Coach, Inc.	1.85%
T. Rowe Price Group, Inc.	1.59%
Juniper Networks, Inc.	1.54%
VeriSign, Inc.	1.52%
Broadcom Corp.	1.50%
Altera Corp.	1.50%
Monster Worldwide, Inc.	1.48%
Chico’s FAS, Inc.	1.47%
Bed Bath & Beyond, Inc.	1.46%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

For the first half of 2005 the Mid-Cap Growth Portfolio returned 0.97% vs. the 1.70% gain posted by the Russell Midcap® Growth Index. Serving as share-price dampeners were three phenomena: rising interest rates, rising oil prices, and sporadically rising inflation.  The Federal Reserve boosted short-term rates to 3.25%.  Oil prices rose about 40%, at one point in June hitting a 22-year high of $60.54 a barrel.  At various times the Consumer Price Index rose at an annual rate of 3% — far from catastrophic but nonetheless higher than it has been for some time.  The fear was that up ticks in rates, oil prices, and inflation would depress consumer spending, business investment, corporate profits, and, last but not least, stock prices.

Overall six of the Portfolio’s 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth oriented holdings in the consumer discretionary sector, a 24% weighting. Holdings in the energy and financial services sectors, a combined 15% weighing also had a positive impact on performance. Apparel/footwear retail, oil & gas production, information technology services and wireless telecommunication stocks did especially well.

Detracting from performance most was a 19% weighing in the healthcare sector. Stocks that fared relatively poorly included holdings in the biotechnology and pharmaceutical industries. Also detracting from performance were holdings in the producer durables and technology sectors, a combined 27% weighting. Stocks in the semiconductors, aerospace & defense, telecommunications equipment and electronic production equipment industries had a negative impact on performance.

As always, the Portfolio is emphasizing stocks that we think have the strongest prospective earnings power: stocks of companies in the Internet, health and wellness, brokerage, financial-transaction-processing, biotechnology, medical-products, software, data-security, semiconductor, and wireless industries.

As of the end of June 2005, the stock market was down for the year-to-date, but we don’t think it will stay down for all of 2005.  We don’t anticipate any sort of major cathartic event will take place to push the market into positive territory. What we do think will happen is that more investors will gradually realize that stocks are reasonably valued, especially in relation to bonds, and that earnings should be reasonably good.  We’ve seen a trend over the past several quarters of companies exceeding Wall Street’s earnings expectations.  Those expectations have been modest and thus capable of continuing to be exceeded.  If earnings keep coming in above the targets, then we think the market should respond positively, as it has in the past. However, keep in mind that historical trends are no guarantee to positive returns.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 99.08%
Advertising 2.18%
Getty Images, Inc. *	2,180	$161,887
Monster Worldwide, Inc. *	11,780	337,850
		499,737
Aerospace & Defense 0.64%
Goodrich Corp.	3,560	145,818
Automotive Parts & Equipment 0.53%
Advance Auto Parts, Inc. *	1,870	120,709
Banking 1.23%
City National Corp.	1,890	135,532
Northern Trust Corp.	3,220	146,800
		282,332
Beverages 0.82%
Constellation Brands, Inc. *	6,400	188,800
Broadcasting 0.74%
Sirius Satellite Radio, Inc. *	26,080	168,998
Building Construction 1.53%
D.R. Horton, Inc.	2,480	93,273
Lennar Corp.	1,670	105,962
Toll Brothers, Inc. *	1,480	150,294
		349,529
Chemicals 1.11%
Ashland, Inc.	1,650	118,586
Mosaic Co., The *	8,650	134,594
		253,180
Commercial Services 3.48%
Alliance Data Systems Corp. *	2,660	107,890
Global Payments, Inc.	2,980	202,044
Laboratory Corporation of America Holdings *	3,390	169,161
Roper Industries, Inc.	4,460	318,310
		797,405
Computer Equipment & Services 1.15%
Comverse Technology, Inc. *	11,090	262,279
Computer Information & Technology 2.78%
Cogent, Inc. *	7,950	226,973
Cognizant Technology Solutions Corp. *	5,450	256,859
Ixia *	7,800	151,632
		635,464
Computer Network 1.54%
Juniper Networks, Inc. *	13,980	352,016
Computer Software 1.81%
Avid Technology, Inc. *	5,460	290,909
Take-Two Interactive Software, Inc. *	4,870	123,942
		414,851
Electrical Equipment 0.54%
American Power Conversion Corp.	5,200	122,668
Electronic Components 0.74%
Flextronics International, Ltd. *	12,750	168,428
Electronics 0.70%
AMETEK, Inc.	3,850	161,123
Electronics - Semiconductors 7.28%
Altera Corp. *	17,340	343,679
Analog Devices, Inc.	3,560	132,824
ASMLHolding, NV *	6,870	107,584
Cypress Semiconductor Corp. *	14,430	$181,674
KLA-Tencor Corp.	7,000	305,900
Lam Research Corp. *	5,660	163,800
Marvell Technology Group, Ltd. *	5,040	191,722
National Semiconductor Corp.	7,230	159,277
Varian Semiconductor Equipment Associates *	2,190	81,030
		1,667,490
Engineering & Construction 0.38%
Fluor Corp.	1,530	88,113
Entertainment & Leisure 4.20%
Harrah’s Entertainment, Inc.	3,460	249,362
MGM Mirage *	8,100	320,598
Scientific Games Corp. *	7,320	197,128
Station Casinos, Inc.	2,920	193,888
		960,976
Financial Services 7.23%
Affiliated Managers Group, Inc. *	3,730	254,871
Ameritrade Holding Corp. *	8,690	161,547
Certegy, Inc.	2,990	114,278
Chicago Mercantile Exchange, The	680	200,940
Jefferies Group, Inc.	3,210	121,627
Legg Mason, Inc.	2,340	243,617
SEI Investments Co.	5,230	195,341
T. Rowe Price Group, Inc.	5,810	363,706
		1,655,927
Food Products 0.78%
Campbell Soup Co.	2,840	87,387
Dean Foods Co. *	2,560	90,214
		177,601
Food Service & Restaurants 1.46%
Cheesecake Factory, Inc., The *	5,150	178,860
P.F. Chang’s China Bistro, Inc. *	2,630	155,117
		333,977
Healthcare 5.98%
Bausch & Lomb, Inc.	2,090	173,470
Community Health Systems, Inc. *	4,040	152,672
DaVita, Inc. *	3,570	162,364
LifePoint Hospitals, Inc. *	2,200	111,144
PacifiCare Health Systems, Inc. *	2,980	212,921
Quest Diagnostics, Inc.	3,220	171,529
Triad Hospitals, Inc. *	2,580	140,971
WellChoice, Inc. *	3,520	244,534
		1,369,605
Home Furnishings 0.49%
Tempur-Pedic International, Inc. *	5,110	113,340
Insurance 3.23%
Fidelity National Financial, Inc.	3,170	113,137
Medco Health Solutions, Inc. *	2,210	117,926
WellPoint, Inc. *	7,290	507,666
		738,729
Internet Services 4.28%
CNET Networks, Inc. *	11,440	134,306
F5 Networks, Inc. *	6,450	304,666
Openwave Systems, Inc. *	11,650	191,060
VeriSign, Inc. *	12,130	348,859
		978,891

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Lodging 1.44%
Starwood Hotels & Resorts Worldwide, Inc.	5,630	$329,749
Machinery 0.87%
Joy Global, Inc.	3,430	115,214
Kulicke & Soffa Industries, Inc. *	10,650	84,242
		199,456
Manufacturing 3.91%
Actuant Corp., Class A*	2,580	123,685
Fortune Brands, Inc.	3,760	333,888
Pentair, Inc.	3,660	156,685
Precision Castparts Corp.	1,900	148,010
WMS Industries, Inc. *	3,920	132,300
		894,568
Medical - Biotechnology 1.38%
Genzyme Corp. *	5,270	316,674
Medical Products 4.70%
C. R. Bard, Inc.	4,920	327,229
Dade Behring Holdings, Inc.	3,940	256,139
Fisher Scientific International, Inc. *	3,600	233,640
Henry Schein, Inc. *	3,780	156,946
Patterson Companies, Inc. *	2,240	100,979
		1,074,933
Medical Supplies 1.08%
Advanced Medical Optics, Inc. *	3,790	150,653
INAMED Corp. *	1,445	96,772
		247,425
Mining & Metals - Ferrous & Nonferrous 1.13%
Allegheny Technologies, Inc.	5,060	111,624
Peabody Energy Corp.	2,830	147,273
		258,897
Oil & Gas - Distribution & Marketing 0.50%
Tidewater, Inc.	3,010	114,741
Oil & Gas - Integrated 0.73%
Questar Corp.	2,530	166,727
Oil & Gas Producers 3.72%
Diamond Offshore Drilling, Inc.	3,300	176,319
Range Resources Corp.	8,150	219,235
Ultra Petroleum Corp. *	6,860	208,270
XTO Energy, Inc.	7,303	248,229
		852,053
Oil & Gas Services & Equipment 1.78%
Grant Prideco, Inc. *	7,140	188,853
National Oilwell Varco, Inc. *	4,600	218,684
		407,537
Packaging & Containers 0.53%
Owens-Illinois, Inc. *	4,820	120,741
Pharmaceutical 3.12%
Celgene Corp. *	3,930	$160,226
Forest Laboratories, Inc. *	2,860	111,111
Kos Pharmaceuticals, Inc. *	1,960	128,380
Sepracor, Inc. *	5,250	315,053
		714,770
Railroad 0.66%
St. Joe Co., The	1,840	150,034
Real Estate 0.81%
Host Marriott Corp., REIT	10,660	186,550
Retail Stores 6.90%
Bed Bath & Beyond, Inc. *	8,000	334,240
Chico’s FAS, Inc. *	9,830	336,972
Nordstrom, Inc.	2,310	157,011
Sherwin-Williams Co., The	2,000	94,180
Urban Outfitters, Inc. *	4,650	263,609
Whole Foods Market, Inc.	1,700	201,110
Williams-Sonoma, Inc. *	4,880	193,102
		1,580,224
Telecommunications - Equipment & Services 2.93%
ADTRAN, Inc.	3,840	95,194
Amdocs, Ltd., ADR *	4,340	114,706
Broadcom Corp. *	9,700	344,447
Tellabs, Inc. *	13,330	115,971
		670,318
Telecommunications - Wireless 2.53%
Alamosa Holdings, Inc. *	12,490	173,611
Nextel Partners, Inc., Class A *	6,520	164,108
NII Holdings, Inc., Class B *	3,770	241,054
		578,773
Textiles & Apparel 2.31%
Coach, Inc. *	12,640	424,325
Polo Ralph Lauren Corp.	2,410	103,895
		528,220
Transportation 1.22%
C.H. Robinson Worldwide, Inc.	2,260	131,532
UTI Worldwide, Inc.	2,120	147,594
		279,126

TOTAL COMMON STOCK (Cost $19,186,890)		22,679,502

TOTAL INVESTMENTS (Cost $19,186,890)	99.08%	22,679,502
OTHER ASSETS, LESS LIABILITIES	0.92	210,576

TOTAL NET ASSETS	100.00%	$22,890,078

* Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See notes to financial statements.

MID-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Wellington Management Company, LLP
James N. Mordy, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The Mid-Cap Value Portfolio seeks long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value characteristics.

MID-CAP VALUE PORTFOLIO
AND THE RUSSELL 2500TM VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap	Russell 2500™
	Value	Value Index
YTD	1.59%	3.09%
1 Year	11.31%	17.44%
Inception	9.20%	14.12%

Inception Date - May 1, 2001. Past performance is not predicative of future performance.

*      This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 2500™ Value Index.  For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2500™ Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Insurance	8.33%
Retail Stores	6.54%
Electronics - Semiconductors	6.52%
Financial Services	5.95%
Pharmaceutical	5.45%
Automotive Parts & Equipment	4.99%
Utilities - Electric & Gas	4.39%
Banking	3.74%
Computer Equipment & Services	3.38%
Publishing & Printing	3.06%

TOP TEN HOLDINGS	% OF NET ASSETS
Reinsurance Group of America, Inc.	2.79%
Foot Locker, Inc.	2.64%
Ambac Financial Group, Inc.	2.43%
CIT Group, Inc.	2.37%
PPLCorp.	2.30%
Arrow Electronics, Inc.	2.21%
Endo Pharmaceuticals Holdings, Inc.	2.20%
Lam Research Corp.	2.17%
Pactiv Corp.	2.08%
Cinram International, Inc.	2.03%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.  Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

Performance

Year to date, the Mid-Cap Value Portfolio has returned 1.6%, 150 basis points behind the 3.1% return for the Russell 2500TM Value Index over the same period.

Over the first six months of the year, mid caps outperformed large caps, and value stocks outpaced their growth counterparts.

Review

During the period, Healthcare, Industrials, and Telecom & Media were the best performing sectors relative to the Russell 2500TM Value, driven by strong stock selection.  In the Healthcare sector, Coventry Health Care showed significant gains for the period, as margins continue to strengthen and skepticism has eased concerning their acquisition of First Health Group.  In addition our two largest generic pharmaceutical holdings, Endo Pharmaceutical and Barr Pharmaceuticals, both rose on favorable fundamental developments.  In the Industrials sector United Defense, USF Corp, and Goodrich Corp all helped performance.  Trinity Industries also stood out as the railcar cycle is gaining traction. In Telecom & Media we avoided a number of names that fell sharply in the first half of the year, and we saw good performance from Liberty Global, which helped performance.

Weak stock selection in Consumer Discretionary and Materials detracted from relative performance in the first half.  In Consumer Discretionary we were hurt by our overweight position to the sector, through underperforming names such as CBRL Group, Rent-A-Center, and American Axle & Manufacturing.  In the Materials sector our worst performing stock was Smurfit Stone Container, where pricing has disappointed due to weaker than expected demand combined with a ramp-up of European containerboard capacity.  Pactiv also fell significantly during the period.  These results were partially offset by strong performance from Arch Coal.  Our overweight position in the lagging Information Technology sector also detracted from performance, as did our underweight to the strong Utilities sector.

Outlook

While we continue to believe that economic growth has moderated due mainly to pressures from energy costs and higher short term interest rates, we believe modest, healthy growth of around 3% can be sustained.  Recent evidence points to near term GDP somewhat stronger than we had thought three months ago.  Job growth continues to average a steady 180,000 per month over the past year and a half.  The June purchasing managers index lifted (reversing a string of declines and suggesting that we are nearing the end of the inventory liquidation).  June retail sales were generally healthy, and consumer confidence continues to be buoyed by the robust housing market.

Risks to this outlook are numerous.  We expect corporate profit growth to continue to slow as productivity has stalled and unit labor costs increase.  For the first time in 3 years the dollar has meaningfully appreciated versus European and Japanese currencies which will pressure U.S. multinationals.  The White House remains on the defensive and has been unable to make much progress on key initiatives.  The incremental buyer in today’s housing market is either an investor or a borrower with an artificially low monthly payment, both of whom will require further home price escalation to avoid being hurt.  With banks now being encouraged to tighten lending standards the handwriting is probably on the wall.  We see the risk of protectionism against China increasing as they have yet to free their currency and have recently begun using some of their considerable surplus to buy U.S.-based corporations instead of just U.S. Treasuries.  Global credit risks remain under-priced in our view.

Cognizant of these risks, we’ve challenged ourselves to uncover any under- valued or unexploited stocks in the less-cyclical sectors of the market.  We maintained our overweights in consumer discretionary, where we have found the deepest valuation discrepancies, and information technology, where we expect improving fundamentals should finally begin to drive some outperformance for the stocks.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 99.10%
Aerospace & Defense 1.80%
Goodrich Corp.	19,400	$794,624
Agricultural Operations 1.32%
Bunge, Ltd.	9,200	583,280
Airlines 0.24%
Continental Airlines, Inc., Class B *	7,900	104,912
Appliances 1.20%
Whirlpool Corp.	7,600	532,836
Automotive Parts & Equipment 4.99%
American Axle & Manufacturing Holdings, Inc.	18,700	472,549
BorgWarner, Inc.	8,100	434,727
Compagnie Generale des Etablissements Michelin, Class B	13,399	816,755
Cooper Tire & Rubber Co.	2,400	44,568
TRW Automotive Holdings Corp.*†#	6,400	156,864
TRW Automotive Holdings Corp. *	11,400	279,414
		2,204,877
Automotive Rentals 0.65%
United Rentals, Inc. *	14,300	289,003
Banking 3.74%
City National Corp.	1,500	107,565
IndyMac Bancorp, Inc.	8,300	338,059
UnionBanCal Corp.	9,900	662,508
Webster Financial Corp.	11,700	546,273
		1,654,405
Broadcasting 0.73%
Liberty Global, Inc., Class A *	6,916	322,770
Chemicals 2.80%
Cytec Industries, Inc.	7,800	310,440
Engelhard Corp.	13,600	388,280
Huntsman Corp. *	26,600	539,182
		1,237,902
Computer Equipment & Services 3.38%
Arrow Electronics, Inc. *	35,900	975,044
Seagate Technology *	29,500	517,725
		1,492,769
Consulting Services 0.63%
BearingPoint, Inc. *	38,200	280,006
Diversified Operations 1.45%
Trinity Industries, Inc.	20,000	640,600
Electronic Components 0.51%
GrafTech International, Ltd. *	52,100	224,030
Electronics 1.53%
Teradyne, Inc. *	20,000	239,400
Vishay Intertechnology, Inc. *	36,675	435,332
		674,732
Electronics - Semiconductors 6.52%
Fairchild Semiconductor International, Inc. *	60,500	892,375
Freescale Semiconductor, Inc., Class A*	6,500	136,565
Lam Research Corp. *	33,100	957,914
QLogic Corp. *	5,700	175,959
Varian Semiconductor Equipment Associates *	19,500	721,500
		2,884,313
Financial Services 5.95%
Affiliated Managers Group, Inc. *	7,400	$505,642
Ambac Financial Group, Inc.	15,400	1,074,305
CIT Group, Inc.	24,400	1,048,468
		2,628,415
Food Products 2.16%
Ralcorp Holdings, Inc.	5,900	242,785
Smithfield Foods, Inc. *	15,300	417,231
Tyson Foods, Inc.	16,600	295,480
		955,496
Food Service & Restaurants 2.87%
CBRLGroup, Inc.	20,100	781,086
Ruby Tuesday, Inc.	18,900	489,510
		1,270,596
Forest Products & Paper 0.74%
Sappi, Ltd., ADR	30,200	326,764
Healthcare 1.22%
Coventry Health Care, Inc. *	5,500	389,125
Health Net, Inc. *	3,900	148,824
		537,949
Home Furnishings 0.85%
Newell Rubbermaid, Inc.	15,700	374,288
Household Products 1.43%
Yankee Candle Company, Inc., The	19,700	632,370
Insurance 8.33%
Everest Re Group, Ltd.	4,900	455,700
Platinum Underwriter Holdings, Ltd.	6,700	213,194
Radian Group, Inc.	14,900	703,578
Reinsurance Group of America, Inc.	26,500	1,232,515
RenaissanceRe Holdings, Ltd.	12,300	605,652
UnumProvident Corp.	25,800	472,656
		3,683,295
Investment Companies 1.62%
Apollo Investment Corp.	38,800	715,084
Manufacturing 2.85%
Grupo IMSA, SA de CV, Series UBC	56,700	129,595
Pall Corp.	19,700	598,092
Parker-Hannifin Corp.	8,600	533,286
		1,260,973
Marine Services 1.73%
SBM Offshore, NV	11,144	764,969
Medical - Biotechnology 0.56%
Bio-Rad Laboratories, Inc., Class A *	4,200	248,682
Medical Products 0.27%
Henry Schein, Inc. *	2,900	120,408
Mining & Metals - Ferrous & Nonferrous 2.53%
Arch Coal, Inc.	11,200	610,064
Inco, Ltd.	13,500	509,625
		1,119,689
Multimedia 2.03%
Cinram International, Inc.	46,700	896,024
Office Equipment 0.58%
Tektronix, Inc.	11,000	255,970

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Oil & Gas - Distribution & Marketing 0.43%
UGI Corp.	6,800	$189,720

Oil & Gas Producers 2.64%
Newfield Exploration Co. *	9,800	390,922
Noble Energy, Inc.	6,000	453,900
XTO Energy, Inc.	9,521	323,619
		1,168,441
Packaging & Containers 2.61%
Pactiv Corp. *	42,700	921,466
Smurfit-Stone Container Corp. *	22,800	231,876
		1,153,342
Pharmaceutical 5.45%
Barr Pharmaceuticals, Inc. *	16,100	784,714
Endo Pharmaceuticals Holdings, Inc. *	37,000	972,360
Impax Laboratories, Inc. *	22,600	354,820
Theravance, Inc. *	17,500	297,500
		2,409,394
Publishing & Printing 3.06%
Dex Media, Inc.	25,100	612,691
R.R. Donnelley & Sons Co.	21,400	738,514
		1,351,205
Real Estate 1.80%
CB Richard Ellis Group, Inc., Class A *	12,800	561,408
KKR Financial Corp., REIT *	9,400	235,000
		796,408
Retail Stores 6.54%
Foot Locker, Inc.	42,900	1,167,738
Fossil, Inc. *	400	9,080
Office Depot, Inc. *	33,400	762,856
Rent-A-Center, Inc. *	16,600	386,614
Ross Stores, Inc.	19,600	566,636
		2,892,924
Telecommunications - Equipment & Services 1.03%
Scientific-Atlanta, Inc.	13,700	$455,799
Telecommunications - Wireline 0.45%
Citizens Communications Co.	14,700	197,568
Textiles & Apparel 0.84%
V.F. Corp.	6,500	371,930
Transportation 1.14%
Yellow Roadway Corp. *	9,900	502,920
Utilities - Electric & Gas 4.39%
Edison International	8,600	348,730
PPLCorp.	17,100	1,015,398
Wisconsin Energy Corp.	14,800	577,200
		1,941,328
Wholesale Distributor 1.51%
United Stationers, Inc. *	13,600	667,760

TOTAL COMMON STOCK (Cost $38,173,401)		43,810,770

TOTAL INVESTMENTS (Cost $38,173,401)	99.10%	43,810,770
OTHER ASSETS, LESS LIABILITIES	0.90	396,832

TOTAL NET ASSETS	100.00%	$44,207,602

* Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

† Fair Valued Security (See Note B).

# Security purchased pursuant to and is exempt from registration under Section 4(2) of the Securities Act of 1933 (See Note H).

See notes to financial statements.

SMALL COMPANY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Lord, Abbett & Co. LLC (Since 05/01/99)

F. Thomas O’Halloran, CFA, Partner

INVESTMENT OBJECTIVE

The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

SMALL COMPANY PORTFOLIO

AND THE RUSSELL 2000® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Small	Russell 2000®
	Company	Growth Index
YTD	-0.20%	-3.58%
1 Year	3.59%	4.29%
5 Year	-2.00%	-4.51%
10 Year	3.18%	5.16%
Inception	7.57%	6.33%

Inception Date - April 18, 1986. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the Small Company Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 2000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Medical Products	6.86%
Healthcare	6.36%
Computer Software	5.33%
Consulting Services	5.07%
Electronics - Semiconductors	4.33%
Oil & Gas Services & Equipment	3.93%
Computer Information & Technology	3.88%
Food Service & Restaurants	3.77%
Retail Stores	3.47%
Entertainment & Leisure	3.37%

TOP TEN HOLDINGS	% OF NET ASSETS
P.F. Chang’s China Bistro, Inc.	1.62%
Sierra Health Services	1.58%
SVB Financial Group	1.53%
Corporate Executive Board Co., The	1.45%
Kos Pharmaceuticals, Inc.	1.42%
Bright Horizons Family Solutions, Inc.	1.39%
Sybron Dental Specialties, Inc.	1.38%
Cal Dive International, Inc.	1.38%
Scientific Games Corp.	1.37%
SFBC International, Inc.	1.36%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

Market Review

Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004.  Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates.  Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that during the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, indicating the distribution of Treasury bond yields across maturities.  Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed’s tightening campaign as a “conundrum.”  Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points.  So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand.  The surge in residential investments sent median home prices soaring at the fastest rate in 25 years.  Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports.  Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns.  As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500® Index as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping their lagging equity prices, bringing down their price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market.  In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities.  Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector in the large-cap dominated S&P500® Index.  And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer’s vitality.  The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth.  Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing “growthier” names.  In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

Portfolio Review

While markets rallied strongly late last year, equities began 2005 with a sharp pullback.  Markets continued to seesaw for much of the six-month period ended June 30, 2005.  Small cap stocks underperformed larger securities, and growth stocks continued their underperformance relative to value names.  After posting new lows in April, major indexes began to rally in the latter part of the second quarter.  The Fed continued to tighten, with the June 30, 2005 Fed Funds rate increase to 3.25 percent marking the ninth such increase since the current tightening cycle began.  Overall, we saw a brief resurgence of growth indexes versus value indexes, although the first half ended with value outperforming growth.

The largest contributors to the Small Company Portfolio’s performance relative to the benchmark were stock selection within the healthcare and technology sectors.  Within healthcare, shares of Kos Pharmaceuticals, Inc. (1.4 percent of Portfolio weighting), a specialty pharmaceutical company and maker of the drug Advicor, climbed after the company announced a deal to settle a patent dispute with another pharmaceutical company. Affymetrix, Inc. (0.8 percent of Portfolio weighting), maker of the GeneChip used in genetic research, posted fourth quarter earnings and sales that exceeded analysts’ expectations due to an increase in interest in specific drug testing.  Blue Coat Systems, Inc. (1.2 percent of Portfolio weighting), a developer of proxy appliances that protect and control Web communications, introduced a new product during the quarter, which resulted in higher than expected earnings.

Detracting from performance relative to the benchmark was stock selection within the consumer discretionary sector.  Overstock.com, Inc. (0.2 percent of Portfolio weighting), an online discount retailer, reported a first quarter loss as higher operating expenses outpaced revenue growth.  51job, Inc., (0.2 percent of Portfolio weighting), a Chinese online/offline recruitment company, fell upon noting a decline in recruitment ad sales.  Holdings within the energy sector also detracted from performance relative to the benchmark.  In particular, Input/Output Inc. (no longer held by the Portfolio), a provider of seismic imaging technologies for the oil and gas industry, announced disappointing first quarter earnings due to lagging demand for a new technology.

Outlook

The economy continues to expand, although growth is moderating due to monetary tightening and high energy prices.  Business confidence is evidenced by job growth, capital expenditures, and merger activity.  Therefore, we intend to continue to overweight our positions in the traditional growth segments of the market, such as healthcare and consumer discretionary.  We intend to raise our technology exposure to a slight overweight to take advantage of the potential growth in certain niche markets.  The moderating economic expansion should favor the stocks of established, higher quality companies on which we focus.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 96.44%
Advertising 1.01%
aQuantive, Inc. *	36,610	$648,729
Automotive Parts & Equipment 0.80%
CLARCOR, Inc.	11,120	325,260
Commercial Vehicle Group, Inc. *	10,680	189,570
		514,830
Banking 2.93%
Amegy Bancorporation, Inc.	12,320	275,722
Cathay General Bancorp	13,800	465,198
CoBiz, Inc.	8,910	161,538
SVB Financial Group *	20,530	983,387
		1,885,845
Commercial Services 1.23%
Euronet Worldwide, Inc. *	15,700	456,399
Healthcare Services Group, Inc.	16,808	337,505
		793,904
Computer Equipment & Services 1.61%
Blue Coat Systems, Inc. *	26,400	788,832
M-Systems Flash Disk Pioneers, Ltd. *	12,710	243,651
		1,032,483
Computer Information & Technology 3.88%
Caci International, Inc. *	8,300	524,228
Cognex Corp	17,400	455,706
FactSet Research Systems, Inc.	19,300	691,712
Kanbay International, Inc. *	23,404	540,866
Kronos, Inc. *	7,050	284,750
		2,497,262
Computer Network 1.94%
Anteon International Corp. *	10,600	483,572
SRA International, Inc. *	21,960	762,451
		1,246,023
Computer Software 5.33%
Avid Technology, Inc. *	1,000	53,280
Blackboard, Inc. *	21,850	522,652
Red Hat, Inc. *	45,436	595,212
Salesforce.com, Inc. *	31,200	638,976
SS&C Technologies, Inc.	14,600	462,528
Ultimate Software Group, Inc., The *	17,000	278,800
WebEx Communications, Inc. *	21,600	570,456
Witness Systems, Inc. *	16,740	305,170
		3,427,074
Consulting Services 5.07%
Advisory Board Co., The *	14,160	690,158
Corporate Executive Board Co., The	11,870	929,777
CRA International, Inc. *	8,400	452,340
Sapient Corp. *	73,200	580,476
Wind River Systems, Inc. *	38,600	605,248
		3,257,999
Cosmetics & Personal Care 0.74%
Nu Skin Enterprises, Inc.	20,400	475,320
Educational Services 1.89%
Bright Horizons Family Solutions, Inc. *	21,976	894,863
Strayer Education, Inc.	450	38,817
Universal Technical Institute, Inc. *	8,500	282,200
		1,215,880
Electronic Components 2.15%
Moog, Inc. *	12,060	$379,769
Trimble Navigation, Ltd. *	19,600	763,812
Ultralife Batteries, Inc. *	14,980	241,927
		1,385,508
Electronics - Semiconductors 4.33%
ATMI, Inc. *	12,700	368,427
FormFactor, Inc. *	16,970	448,347
Microsemi Corp. *	31,100	584,680
SiRF Technology Holdings, Inc. *	28,200	498,576
Trident Microsystems, Inc. *	26,490	601,058
Varian Semiconductor Equipment Associates *	7,600	281,200
		2,782,288
Entertainment & Leisure 3.37%
Mikohn Gaming Corp. *	37,560	553,071
Scientific Games Corp. *	32,600	877,918
Shuffle Master, Inc. *	26,167	733,461
		2,164,450
Financial Services 3.13%
Greenhill & Company, Inc.	10,800	437,508
International Securities Exchange, Inc. *	21,400	537,354
Morningstar, Inc. *	27,300	768,495
Nelnet, Inc. *	8,000	266,160
		2,009,517
Food Products 1.07%
United Natural Foods, Inc. *	22,700	689,399
Food Service & Restaurants 3.77%
P.F. Chang’s China Bistro, Inc. *	17,700	1,043,944
Panera Bread Co. *	12,900	800,897
Sonic Corp. *	19,060	581,902
		2,426,743
Healthcare 6.36%
Amedisys, Inc. *	7,900	290,562
AMERIGROUP Corp. *	17,000	683,400
Centene Corp. *	25,790	866,028
Sierra Health Services *	14,200	1,014,732
Symbion, Inc. *	22,900	546,165
Wellcare Health Plans, Inc. *	19,370	687,829
		4,088,716
Human Resources 1.10%
51job, Inc., ADR *	8,345	105,982
Heidrick & Struggles International, Inc. *	9,456	246,612
Resources Connection, Inc. *	15,200	353,096
		705,690
Insurance 0.75%
ProAssurance Corp. *	11,580	483,581
Internet Services 3.31%
Digitas, Inc. *	59,605	680,093
Openwave Systems, Inc. *	37,820	620,248
SINA Corp. *	8,400	234,360
Stamps.com, Inc. *	31,700	594,375
		2,129,076
Machinery 0.46%
Curtiss-Wright Corp.	5,520	297,804

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Manufacturing 1.74%
Hexcel Corp. *	35,200	$595,584
Warnaco Group, Inc., The *	22,640	526,380
		1,121,964
Medical - Biotechnology 3.36%
Abgenix, Inc. *	61,000	523,380
Affymetrix, Inc. *	9,100	490,763
CV Therapeutics, Inc. *	26,900	603,098
LabOne, Inc. *	13,600	541,416
		2,158,657
Medical Products 6.86%
American Medical Systems Holdings, Inc. *	32,400	669,060
ArthroCare Corp. *	23,730	829,126
Foxhollow Technologies, Inc. *	15,100	577,877
Hologic, Inc. *	11,700	465,075
Integra LifeSciences Holdings *	8,750	255,500
Intuitive Surgical, Inc. *	10,400	485,056
Kyphon, Inc. *	13,100	455,749
Ventana Medical Systems, Inc. *	16,700	671,841
		4,409,284
Medical Supplies 1.38%
Sybron Dental Specialties, Inc. *	23,530	885,199
Mining & Metals - Ferrous & Nonferrous 2.00%
Alpha Natural Resources, Inc. *	15,700	374,916
Foundation Coal Holdings, Inc.	18,600	482,484
Titanium Metals Corp. *	7,500	425,925
		1,283,325
Oil & Gas - Integrated 2.02%
Bill Barrett Corp. *	11,000	325,380
Denbury Resources, Inc. *	16,100	640,297
Energy Partners, Ltd. *	12,600	330,246
		1,295,923
Oil & Gas Producers 3.03%
Encore Acquisition Co. *	9,800	401,800
KCS Energy, Inc. *	26,580	461,695
Penn Virginia Corp.	5,720	255,512
Unit Corp. *	18,800	827,388
		1,946,395
Oil & Gas Services & Equipment 3.93%
Atwood Oceanics, Inc. *	7,500	461,700
Cal Dive International, Inc. *	16,900	885,053
Hydril Co. *	12,000	652,200
Todco *	20,600	528,802
		2,527,755
Pharmaceutical 2.51%
Kos Pharmaceuticals, Inc. *	13,960	914,380
Noven Pharmaceutical, Inc. *	30,200	527,896
Vion Pharmaceuticals, Inc. *	78,800	170,996
		1,613,272
Production Equipment 0.43%
UNOVA, Inc. *	10,400	$276,952
Real Estate 0.95%
Jones Lang LaSalle, Inc. *	13,790	609,932
Research & Development 2.25%
PRA International *	21,500	575,770
SFBC International, Inc. *	22,610	873,424
		1,449,194
Retail - Internet 0.73%
Blue Nile, Inc. *	9,830	321,343
Overstock.com, Inc. *	4,200	149,520
		470,863
Retail Stores 3.47%
Fossil, Inc. *	12,225	277,508
Guitar Center, Inc. *	9,900	577,863
Hibbett Sporting Goods, Inc. *	15,845	599,575
Pacific Sunwear of California, Inc. *	20,100	462,099
Zumiez, Inc. *	10,700	311,905
		2,228,950
Telecommunications - Equipment & Services 0.49%
Plantronics, Inc.	8,700	316,332
Telecommunications - Wireline 0.78%
NeuStar, Inc. *	19,700	504,320
Textiles & Apparel 1.47%
Guess?, Inc. *	25,500	422,790
Quicksilver, Inc. *	30,800	492,184
Volcom, Inc. *	1,200	32,124
		947,098
Toys 1.05%
Marvel Enterprises, Inc. *	34,300	676,396
Transportation 0.72%
Landstar System, Inc. *	15,470	465,956
Wholesale Distributor 1.04%
Aviall, Inc. *	21,120	667,181

TOTAL COMMON STOCK (Cost $53,750,780)		62,013,069

TOTAL INVESTMENTS (Cost $53,750,780)	96.44%	62,013,069
OTHER ASSETS, LESS LIABILITIES	3.56	2,286,135

TOTAL NET ASSETS	100.00%	$64,299,204

* Non-income producing security.

ADR - American Depositary Receipt

See notes to financial statements.

SMALL-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Dalton, Grenier, Hartman, Maher and Co.

INVESTMENT OBJECTIVE

The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies that the Sub-Adviser believes are under valued.

SMALL-CAP VAULE PORTFOLIO
AND THE RUSSELL 2000® VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Small-Cap	Russell 2000®
	Value	Value Index
YTD	0.17%	0.90%
1 Year	7.89%	14.39%
Inception	11.69%	13.93%

Inception Date - May 1, 2001. Past performance is not predicative of future performance.

*      This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the” Portfolio”) at its inception with similar investments in the Russell 2000® Value Index.  For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Banking	8.31%
Real Estate	8.01%
Manufacturing	6.18%
Insurance	4.40%
Building Materials	3.80%
Electronic Components	3.41%
Retail Stores	3.02%
Marketing Services	2.99%
Healthcare	2.80%
Machinery	2.76%

TOP TEN HOLDINGS	% OF NET ASSETS
Charles River Laboratories International, Inc.	2.04%
Steiner Leisure, Ltd., ADR	1.94%
Micrel, Inc.	1.89%
Renal Care Group, Inc.	1.86%
Warnaco Group, Inc., The	1.84%
Payless ShoeSource, Inc.	1.81%
Briggs & Stratton Corp.	1.80%
SafeNet, Inc.	1.480%
UGI Corp.	1.77%
Arbitron, Inc.	1.69%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.  Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

PORTFOLIO COMMENTARY

After a difficult start to the year, the stock market rebounded in the second quarter of 2005.  Most major indices were in positive territory. However, most are flat for the full year.  A variety of factors contributed to the market rally.  First, was the sense that the US economy was strengthening after appearing to slow during the first quarter. Second, defying most predictions, interest rates continue to be at levels that are attractive to borrowers. Finally, given that inflation continues to be tame and economic growth appears to be moderate, a sense that the Federal Reserve will only tighten by another 25 to 50 basis points.  Historically, the market has rallied at the end of tightening cycles.  In a reversal from what we saw in the first quarter, small cap stocks outperformed their large cap peers.  In another reversal, most growth stock indices outperformed their value peers.

Looking at performance for the first half of 2005, the Small-Cap Value Portfolio underperformed the Russell 2000® Value.  It is important to note, however, that the risk of your Portfolio, as measured by Beta, is significantly below that of the benchmark.  In fact, if we look at the last 3 years, the Portfolio’s Beta is approximately 0.78 yielding significant alpha for both the year to date, as well as, 3 year period.

Year to date performance was positively impacted by strong stock selection in the Basic Materials, Utilities and Real Estate Investment Trust sectors.  Performance was also helped by an underweight in Basic Materials and an overweight in the Healthcare sector.  Poor stock selection in the Energy, Business Services, and Consumer Services sectors, as well as, underweights in the Real Estate Investment Trust and Utility sectors, detracted from performance.

As we have discussed in the past, valuation compression continues to characterize the current stock market environment.  Perusing a variety of valuation metrics leaves little doubt in our minds that we are challenged by a pretty flat playing field when searching for new buy ideas.  Most sector valuations are pretty close to their long-term averages, except Technology, which currently trades well below its long-term average.  Clearly, there are few areas to concentrate bets or non-bets.  Any positive portfolio alpha must be accomplished through good stock picking within sectors.

The corporate sector has been extremely cautious in parting with its cash during this post-Tech Bubble period.  Capital spending has been well below depreciation, merger and acquisition activity has been pretty much dormant, dividend payout ratios have been at record lows and share repurchase activity has been muted. Meanwhile strong profit growth along with tepid capital spending has pushed free cash flow (net income minus capital spending) to all time highs.  So, balance sheets have been repaired and in many cases, cash exceeds debt.  All this cash is beginning to burn a hole in managements’ pockets as their animal spirits are once again showing some signs of life.  Plant and equipment spending has been growing at a double-digit rate for five quarters now.  The reduction in the dividend tax rate has finally prompted a bevy of dividend hikes.  Partially reacting to shareholder pressure, there has been a sharp increase in announced share buybacks over the past six months.  Finally, managements are obviously frustrated by a lack of organic growth opportunities, and have turned once again - in a big way - to mergers and acquisitions.

As noted earlier, Technology remains the one sector well below it’s long-term average in terms of relative valuations.  We’ve been building our technology stock commitment over the last several months.  In fact, the tech weighting in your Portfolio is now moderately greater than those in the relevant value benchmark.  One might ask what in the world is a value manager doing venturing so far into what is normally the domain of growth stock managers?  (We love to be asked that question because we have a well rehearsed and, we think, logical answer.)  Technology stocks are just like any other group.  They manufacture things and/or supply services.  They have earnings, cash flow and balance sheets that any decent analyst can peruse and understand.  Their share prices can be valued using all the conventional metrics -price/earnings, price/book value, price/cash flow, enterprise value/ebitda and price/free cash flow ratios.  As the sector’s fundamental prospects and valuations fluctuate, it is possible for investors to opine whether the marketplace is demonstrating substantial confidence, skepticism or something in between, regarding its outlook. Currently there’s a lot of skepticism.  The bubble in tech stocks reached its pinnacle in March of 2000.  At that time, the technology industry market capitalization weighting in the S&P 500® had reach 34%, up from 8% in 1993.  Since then, it’s been pretty much of a downhill slide for the group as the bubble has not only been extinguished but has been decisively “tamed”.  So much so that the tech stock weighting in the S&P 500 has dropped to 15%.  Exchange traded funds (ETFs) have become a very important investment tool.  ETF assets total more than $300 billion and are growing at a double-digit rate.  Business Week recently compiled a table showing the percentage of total ETF assets invested in the various industry groups versus their respective weightings in the S&P500.  The difference between the two sets of weightings is a decent indicator of current investor preferences, particularly if the gap is large.  Technology is the most under-represented group relative to its weighting in the S&P 500®.  That’s skepticism.  Value managers like to buy stocks and make large industry bets when there is a lot of skepticism surrounding the potential investment.  That’s when investors’ views regarding the fundamental outlook are negative, and the chit-chat in the mainstream media borders on depressing.  Such negativity never occurs when the stocks are soaring.  It always happens after a long period of share price underperformance, and then the kick-the-dog-when-it’s-down syndrome takes over.  That’s pretty much where we are today with the tech group.  And the relevant fundamental metrics are showing it.  Technology stock earnings plummeted following the bursting of the bubble.  However, they are now showing some signs of life.  In fact, the return-on-equity of the group is once again approaching its long-term average and they now boast their strongest balance sheets in 35 years with nearly one-third of capital in cash.  In contrast, the typical company in the small cap universe is in a modest net debtor position.  Moreover, the stocks are now as undervalued relative to the market as they were 15 years ago and are the cheapest they’ve been in the past 35 years. These are metrics that should be near and dear to a value manager’s heart.  Improving profitability, bulletproof balance sheets and price/book values no greater than that of the market.  That’s why we’re buying them.

The five-year rally in small cap equities during which they significantly outperformed the large caps has driven their relative valuations to a virtual parity.  Five-and-a-half years ago, small caps (Russell 2000®) sold for 16.5x earnings, a 40% discount to that of the 100 largest companies.  Interestingly, during the five-year bull market small cap prices and profits moved in lock step, leaving the Russell 2000® P/E virtually unchanged at 16.6x.  Meanwhile, large caps have been in a bear market coming off the March 2000 peak in the tech stock bubble.  Amazingly, the P/E of the 100 largest companies has been cut in half and is now about equal to that of Russell 2000®.

Monetary tightening induced corrections typically have ended a month or two prior to the time the Fed takes its foot off the brakes.  Consequently, if recent history prevails, this correction could end sooner rather than later.  And once investors are confident that the squeeze is over, we wouldn’t be surprised to see a gradual return to more aggressive strategies despite the absence of compelling valuations.  It’s definitely not a time, in our view, to do much of that and move out the risk curve.  Quality looks reasonably compelling in a market populated by a majority of uncompelling assets.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 96.75%
Automotive Parts & Equipment 1.99%
Bandag, Inc.	7,900	$363,795
Bandag, Inc., Class A	2,500	101,250
CLARCOR, Inc.	18,200	532,350
		997,395
Banking 8.31%
Brookline Bancorp, Inc.	29,000	471,540
Chemical Financial Corp.	19,630	649,949
Chittenden Corp.	18,575	505,240
Cullen/Frost Bankers, Inc.	13,100	624,215
Hudson United Bancorp	23,400	844,739
Provident Financial Services, Inc.	22,200	390,054
UMB Financial Corp.	600	34,218
Westamerica Bancorporation	12,100	639,001
		4,158,956
Building Materials 3.80%
Eagle Materials, Inc.	4,100	379,619
Eagle Materials, Inc., Class B	4,700	425,303
NCI Building Systems, Inc. *	25,600	839,680
Simpson Manufacturing Company, Inc.	8,500	259,675
		1,904,277
Building Services 0.30%
Dycom Industries, Inc. *	7,700	152,537
Chemicals 2.39%
Arch Chemicals, Inc.	24,100	601,536
H.B. Fuller Co.	17,400	592,644
		1,194,180
Computer Network 1.80%
SafeNet, Inc. *	26,400	899,184
Computer Software 1.20%
Inter-Tel, Inc.	32,300	601,103
Cosmetics & Personal Care 1.94%
Steiner Leisure, Ltd., ADR *	26,200	971,234
Educational Services 0.73%
Learning Tree International, Inc. *	30,492	366,514
Electronic Components 3.41%
Benchmark Electronics, Inc. *	24,900	757,458
Micrel, Inc.	82,300	948,096
		1,705,554
Electronics 2.22%
AMETEK, Inc.	13,100	548,235
Electro Scientific Industries, Inc. *	31,500	563,220
		1,111,455
Electronics - Semiconductors 2.06%
AMIS Holdings, Inc. *	25,500	340,170
DSP Group, Inc. *	29,000	692,230
		1,032,400
Entertainment & Leisure 1.77%
Carmike Cinemas, Inc.	13,300	408,044
World Wrestling Entertainment, Inc.	42,000	479,640
		887,684
Financial Services 2.73%
eFunds Corp. *	31,500	566,685
Waddell & Reed Financial, Inc., Class A	43,300	801,050
		1,367,735
Food Products 2.73%
Fresh Del Monte Produce, Inc.	20,300	$546,476
Lance, Inc.	47,700	820,917
		1,367,393
Food Service & Restaurants 0.90%
Ryan’s Restaurant Group, Inc. *	32,300	452,523
Forest Products & Paper 1.03%
Wausau-Mosinee Paper Corp.	43,100	516,338
Healthcare 2.80%
Option Care, Inc.	33,550	473,055
Renal Care Group, Inc. *	20,200	931,220
		1,404,275
Insurance 4.40%
Allmerica Financial Corp. *	18,300	678,747
Infinity Property & Casualty Corp.	23,000	802,240
IPC Holdings, Ltd.	18,200	721,084
		2,202,071
Lodging 1.28%
La Quinta Corp. *	68,900	642,837
Machinery 2.76%
Briggs & Stratton Corp.	26,000	900,120
Thomas Industries, Inc.	12,100	483,516
		1,383,636
Manufacturing 6.18%
Acuity Brands, Inc.	23,600	606,284
Lincoln Electric Holdings, Inc.	17,600	583,440
Paxar Corp. *	26,700	473,925
Wabtec, Inc.	23,700	509,076
Warnaco Group, Inc., The *	39,600	920,700
		3,093,425
Marketing Services 2.99%
ADVO, Inc.	20,400	649,740
Arbitron, Inc.	19,700	845,130
		1,494,870
Medical - Biotechnology 2.04%
Charles River Laboratories International, Inc. *	21,200	1,022,900
Medical Products 2.74%
Arrow International, Inc.	18,034	575,285
Orthofix International, NV *	18,470	794,949
		1,370,234
Medical Supplies 1.47%
Sybron Dental Specialties, Inc. *	19,600	737,352
Multimedia 1.44%
Journal Communications, Inc.	42,900	720,720
Office Equipment 1.49%
Herman Miller, Inc.	24,200	746,328
Oil & Gas - Distribution & Marketing 1.77%
UGI Corp.	31,800	887,220
Oil & Gas Producers 2.37%
Brigham Exploration Co. *	51,400	469,282
Cimarex Energy Co. *	18,500	719,835
		1,189,117

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Oil & Gas Services & Equipment 2.66%
Superior Energy Services, Inc. *	31,700	$564,260
Universal Compression Holdings, Inc. *	21,200	768,288
		1,332,548
Pharmaceutical 2.39%
ICON, PLC, ADR *	21,500	746,050
Pharmaceutical Product Development, Inc. *	9,600	449,856
		1,195,906
Publishing & Printing 1.24%
Banta Corp.	13,700	621,432
Railroad 1.18%
Florida East Coast Industries, Inc.	13,600	588,880
Real Estate 8.01%
Cresent Real Estate Equities Co., REIT	41,100	770,625
CRT Properties, Inc., REIT	25,100	685,230
Post Properties, Inc., REIT	21,800	787,198
Sun Communities, Inc., REIT	14,000	520,660
Tanger Factory Outlet Centers, Inc., REIT	20,400	549,372
Trammell Crow Co. *	28,900	700,536
		4,013,621
Retail Stores 3.02%
Dress Barn, Inc., The *	26,700	$604,221
Payless ShoeSource, Inc. *	47,200	906,240
		1,510,461
Telecommunications - Equipment & Services 1.57%
Plantronics, Inc.	21,600	785,376
Textiles & Apparel 1.12%
Oxford Industries, Inc.	13,000	559,650
Utilities - Electric & Gas 2.52%
Black Hills Corp.	20,400	751,740
MGE Energy, Inc.	14,000	509,320
		1,261,060

TOTAL COMMON STOCK (Cost $39,759,336)		48,450,381

TOTAL INVESTMENTS (Cost $39,759,336)	96.75%	48,450,381
OTHER ASSETS, LESS LIABILITIES	3.25	1,628,967

TOTAL NET ASSETS	100.00%	$50,079,348

* Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Marisco Capital Management, LLC (Since 05/01/03)

James G. Gendelman

INVESTMENT OBJECTIVE

The International Equity Portfolio’s investment objective is long-term capital appreciation. The Portfolio will be “non-diversified” as defined in the Investment Company Act of 1940.

INTERNATIONAL EQUITY PORTFOLIO

AND THE MSCI EAFE® INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	International	MSCI EAFE®
	Equity	Index
YTD	-3.32%	-1.17%
1 Year	7.63%	13.65%
5 Year	-6.36%	-0.55%
Inception	1.13%	4.10%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the International Equity Portfolio (the “Portfolio”) at its inception with a similar investment in the MSCI EAFE® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI EAFE® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Japan	16.02%
United Kingdom	15.79%
France	13.29%
Switzerland	12.38%
Canada	5.93%
Mexico	5.75%
Hong Kong	4.31%
Sweden	3.93%
South Korea	3.43%
United States	2.52%

TOP TEN HOLDINGS	% OF NET ASSETS
Roche Holding, AG	5.08%
Vinci, SA	4.27%
Enterprise Inns, PLC	4.05%
UBS, AG	3.76%
Sanofi-Aventis	3.01%
Lonza Group, AG	2.55%
Reckitt Benckiser, PLC	2.53%
Diageo, PLC	2.53%
Yamada Denki Company, Ltd.	2.45%
Thomson, SA	2.43%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

PORTFOLIO COMMENTARY

Market Environment

International equity markets in “developed” countries, as measured by the performance of the Morgan Stanley Capital International EAFE® Index, generally experienced modest declines, in dollar terms, for the six-month period ending June 30, 2005.  Over that time frame, the EAFE® Index had a total return of (US$) -1.17%.  Japan, with a loss of (US$) nearly 6% year-to-date, has been the primary country-level factor impacting the Index’s performance in 2005.  The US dollar strengthened considerably during the first half of the calendar year, creating a significant currency translation impact to the detriment of US-based investors.  In local currency terms, the EAFE® Index had a total return of 8.07% for the six-month period. Meanwhile, emerging markets - led by Latin America - were solidly in positive territory, helped by less severe currency translations.  The Morgan Stanley Emerging Markets Index posted a gain of (US$) 6.00%.

Energy (+13%) and Utilities (+4%) were the main “bright spots” in terms of economic sector-level returns for the reporting period.  Industrials and Health Care were also in positive territory, although these sector gains were relatively subdued.  There were several sector-level areas of notable weakness.  These included Telecommunications Services (-9%) and Information Technology
(-6%).  The latter was particularly saddled by two industry groups that struggled: Semiconductors & Semiconductor Equipment (-9%) and Software and Services (-8%).

Portfolio Performance

The International Equity Portfolio underperformed its primary benchmark index, the Morgan Stanley Capital International EAFE® Index, for the six-month period ended June 30, 2005.  The Portfolio had a total return of (US$) -3.32%, while the benchmark index had a total return of (US$) -1.17% for the period.

Performance Detractors

There were a few factors that had a negative impact on performance results.  Stock selection proved to be a detractor across industry groups in the Financials sector.  Price declines in holdings such as Japanese real estate company Sumitomo Realty & Development (US$ -18%), life insurance company Swiss Life Holding (US$ -9% prior to being sold), Japanese financial services company Promise Co. (US$ -13% prior to being sold), and Japanese bank Mitsubishi Tokyo Financial (US$ -16%) combined to have a negative effect on the Portfolio’s performance results for the reporting period.  Specific holdings in the Consumer Discretionary sector also detracted from performance, such as hotel and casino operator Wynn Resorts Ltd. (US$ -29%), media company News Corp. Ltd. (US$ -11%), British cable television operator NTL Inc. (US$ -10%), and French consumer electronics manufacturer Thomson (US$ -13%).  News Corp. Ltd. and NTL Inc. were not held in the Portfolio as of June 30, 2005.  The negative effect of these investments was exacerbated by the Portfolio maintaining an overweighted posture in the Consumer Discretionary sector, as it was a weak performer with a (US$) -4% absolute return for the benchmark index in the period.  The same was true of the Portfolio’s overweighted posture in the Information Technology sector, as it, too, was a weak performer with an absolute return of (US$) -6% for the benchmark index.

Performance Contributors

Several factors contributed positively to the Portfolio’s performance results.  A selected holding in the Telecommunications Services sector (Latin America’s leading mobile phone company America Movil US$ +14%) had a positive impact on performance for the semi-annual period.  The positive effect was amplified by the Portfolio’s underweighted posture in this area of investment, as Telecommunications Services was a weak-performing sector for the benchmark index with a (US$) -10% absolute return.  Stock selection in the Capital Goods industry group benefited the Portfolio.  In particular, French construction contractor VINCI SA(US$ +28%) emerged as the largest contributor to the Portfolio’s performance on an individual stock level for the period.

Stock selection was also responsible for the positive effect Retailing and Food & Staples Retailing investments had on the Portfolio’s performance results.  Positions in Japanese electronics retailer Yamada Denki (US$ +35%), Canadian drug store chain Shoppers Drug Mart (US$ +12%), and Brazil’s Natura Cosmeticos (US$ +9%) combined to benefit performance.  Finally, price appreciation in Utilities company British Energy (+49%) contributed to the Portfolio’s performance results for the six-month period.

Another important factor underlying the Portfolio’s performance was currency-related.  The Portfolio had several US dollar-based holdings (e.g., Wynn Resorts Ltd., Kerzner International) and in countries (e.g., Mexico) whose home currency tends to track to the US dollar.  Those positions benefited to a degree from a pronounced strengthening of the US dollar during the period (particularly as compared to the Japanese Yen and Euro), which was a material positive contributor to the Portfolio’s performance results.

As of June 30, 2005, the Portfolio’s most significant holdings were in Japan, United Kingdom, France, Switzerland, and Canada.  Country allocations, in general, are a residual of the Portfolio’s “bottom-up” stock selection process.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 95.54%
Austria 1.95%
Erste Bank der oestereichischen Sparkassen, AG	15,222	$762,390
Brazil 1.97%
Natura Cosmeticos, SA	9,900	311,862
Petroleo Brasilieiro, SA, ADR	8,779	457,649
		769,511
Canada 5.93%
Canadian National Railway Co.	14,253	821,685
Precision Drilling Corp. *	9,771	385,240
Shoppers Drug Mart Corp.	18,057	626,570
Talisman Energy, Inc.	12,793	479,424
		2,312,919
France 13.29%
JC Decaux, SA *	23,150	587,158
Renault, SA	4,574	403,686
Sanofi-Aventis	14,269	1,172,960
Thomson, SA	39,605	949,369
Total, SA	1,713	402,949
Vinci, SA	19,992	1,665,193
		5,181,315
Hong Kong 4.31%
CNOOC, Ltd., ADR	8,568	508,254
Hang Lung Properties, Ltd.	270,331	398,195
Shangri-La Asia, Ltd.	500,369	772,443
		1,678,892
India 2.30%
ICICI Bank, Ltd., ADR	18,017	393,671
Reliance Industries, Ltd., GDR, Series 144A #	16,983	501,443
		895,114
Ireland 1.57%
Anglo Irish Bank Corporation, PLC	49,385	612,828
Italy 1.51%
Banca Intesa, SpA	128,250	587,683
Japan 16.02%
Astellas Pharma, Inc.	25,500	872,169
Canon, Inc.	7,200	379,460
Fanuc, Ltd.	6,359	404,575
Keyence Corp.	1,700	381,392
Leopalace21 Corp.	10,235	170,229
Mitsubishi Tokyo Financial Group, Inc.	93	789,757
Murata Manufacturing Company, Ltd.	11,200	571,068
Sumitomo Mitsui Financial Group, Inc.	116	785,128
Sumitomo Realty & Development Company, Ltd.	47,000	527,642
Trend Micro, Inc.	11,500	409,936
Yamada Denki Company, Ltd.	16,600	955,762
		6,247,118
Mexico 5.75%
America Movil, SA de CV, Series L, ADR	12,942	771,473
Cemex, SAde CV, ADR	16,116	683,641
Grupo Televisa, SA, ADR	12,693	788,108
		2,243,222
Singapore 1.76%
Capitaland, Ltd.	487,000	$686,932
South Africa 1.13%
Sasol, Ltd.	16,219	439,396
South Korea 3.43%
Hyundai Motor Co.	6,710	373,319
Samsung Electronics Company, Ltd.	880	420,629
SK Telecom Company, Ltd.	3,092	544,503
		1,338,451
Sweden 3.93%
ForeningsSparbanken, AB	29,634	650,817
Telefonaktiebolaget LM Ericsson, ADR	27,594	881,628
		1,532,445
Switzerland 12.38%
Lonza Group, AG	17,964	994,884
Novartis, AG	8,136	387,716
Roche Holding, AG	15,634	1,979,420
UBS, AG	18,795	1,467,099
		4,829,119
United Kingdom 15.79%
ARM Holdings, PLC	249,891	507,262
British Energy Group, PLC *	79,516	580,086
Diageo, PLC	66,842	986,036
EMI Group, PLC	125,652	572,067
Enterprise Inns, PLC	105,681	1,579,816
InterContinental Hotels Group, PLC	75,047	947,673
Reckitt Benckiser, PLC	33,466	986,764
		6,159,704
United States 2.52%
Kerzner International, Ltd. *	9,813	558,850
Wynn Resorts, Ltd. *	9,002	425,525
		984,375

TOTAL COMMON STOCK (Cost $35,203,526)		37,261,414

PREFERRED STOCK 2.01%
Germany 2.01%
Fresenius, AG	6,828	782,823

TOTAL PREFERRED STOCK (Cost $729,166)		782,823

TOTAL INVESTMENTS (Cost $35,932,692)	97.55%	38,044,237
OTHER ASSETS, LESS LIABILITIES	2.45	954,865

TOTAL NET ASSETS	100.00%	$38,999,102

*      Non-income producing security.

#      Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.

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WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Templeton Investment Counsel, LLC

Peter A. Nori, CFA, Executive Vice President

INVESTMENT OBJECTIVE

The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

WORLD GROWTH STOCK PORTFOLIO
AND THE MSCI WORLD INDEXSM *

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	World Growth Stock	MSCI World IndexSM
YTD	-0.96%	-0.70%
1 Year	12.64%	10.05%
5 Year	3.65%	-2.08%
10 Year	8.50%	7.07%
Inception	10.06%	10.63%

Inception Date - August 1, 1985. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the “Portfolio”) at its inception with a similar investment in the MSCI World IndexSM. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI World IndexSM is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN COUNTRIES	% OF NET ASSETS
United Kingdom	19.74%
United States	18.65%
Japan	9.11%
France	5.28%
Netherlands	5.26%
Germany	5.21%
Spain	5.07%
South Korea	4.21%
Sweden	3.43%
Finland	3.16%

TOP TEN HOLDINGS	% OF NET ASSETS
BAE Systems, PLC	1.90%
Samsung Electronics Company, Ltd.	1.89%
GlaxoSmithKline, PLC	1.60%
E.On, AG	1.57%
Repsol, SA	1.54%
ENI, SpA	1.49%
Sanofi-Aventis	1.44%
DirecTV Group, Inc., The	1.42%
Nordea, AB	1.37%
Telefonos de Mexico, SA de CV, ADR	1.33%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

PORTFOLIO COMMENTARY

To paraphrase Shakespeare’s “Macbeth,” the first half of 2005 was “full of sound and fury, signifying nothing.” Despite the unrelenting advance of oil prices, political turmoil in Germany and the European Union and a reversal in the U.S. dollar’s fortunes, the MSCI World IndexSM declined by less than 1% in the six-month period ended June 30, 2005. Looking beneath the surface, the strongest performing sector during the period was energy, followed by utilities and health care, while the poorest performers were telecommunication services and information technology stocks. In the context of oil prices hovering near $60 a barrel, this performance is not surprising; investors seemed to gravitate first to the logical beneficiary of higher oil and then to the defensive nature of utilities and health care while shedding stocks in companies most at risk from the potential of an oil-induced economic slowdown.

The World Growth Stock Portfolio benefited from stock selection in the industrials sector relative to the MSCI World IndexSM. Contributors from the sector included several stocks in the U.K. Stock selection and a slight overweighted position in health care also helped the Portfolio’s relative performance, with several U.S.-based companies providing strong results during the period.

Although the energy sector delivered positive absolute returns, our underweighted position and specific holdings provided poor relative performance. A European energy company was weak during the period and was the Portfolio’s worst performing energy holding. Our telecommunication services weighting also hindered results, largely due to the sector’s poor performance and the Portfolio’s relatively overweighted position. An overweighted position in materials, another lackluster sector, also hurt relative performance.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter, we should continue to find “bargain” investment opportunities. This has been our experience for more than 60 years.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 96.51%
Australia 0.56%
AMP, Ltd.	141,900	$699,819
Bermuda 2.07%
Ace, Ltd.	32,000	1,435,200
XLCapital, Ltd.	15,300	1,138,626
		2,573,826
Canada 1.73%
Alcan, Inc.	24,120	724,309
BCE, Inc.	59,880	1,417,799
		2,142,108
Finland 3.16%
KCI Konecranes Oyj	36,700	1,566,192
Stora Enso Oyj, Class R	93,800	1,201,458
UPM-Kymmene Oyj	60,250	1,157,588
		3,925,238
France 5.28%
Accor, SA	21,770	1,021,819
Axa	38,470	962,681
Sanofi-Aventis	21,766	1,789,239
Suez, SA	54,700	1,485,377
Total, SA	5,500	1,293,765
		6,552,881
Germany 5.21%
BASF, AG	17,700	1,178,571
Bayer, AG	22,100	738,985
Deutsche Post, AG	70,300	1,642,603
E.On, AG	21,860	1,949,933
Volkswagen, AG	21,000	959,746
		6,469,838
Hong Kong 3.15%
Cheung Kong (Holdings), Ltd.	73,000	711,377
China Mobile (Hong Kong), Ltd., ADR	37,600	698,984
Hutchison Whampoa, Ltd.	160,800	1,453,205
Swire Pacific, Ltd.	118,500	1,048,059
		3,911,625
Israel 0.43%
Check Point Software Technologies, Ltd. *	26,740	529,452
Italy 2.35%
ENI, SpA	71,900	1,854,950
Riunione Adriatica di Sicurta, SpA	54,500	1,061,628
		2,916,578
Japan 9.11%
East Japan Railway Co.	170	874,470
Hitachi, Ltd.	188,000	1,143,507
KDDI Corp.	200	925,909
Konica Minolta Holdings, Inc.	67,500	631,080
Mabuchi Motor Company, Ltd.	15,700	905,361
NEC Corp.	94,000	508,979
Nintendo Company, Ltd.	13,600	1,423,698
Nippon Telegraph & Telephone Corp.	344	1,474,596
Nomura Holdings, Inc.	86,000	1,029,889
Sony Corp.	31,300	1,079,018
Takeda Pharmaceutical Company, Ltd.	26,400	1,310,351
		11,306,858
Mexico 1.33%
Telefonos de Mexico, SA de CV, ADR	87,400	$1,650,986
Netherlands 5.26%
Akzo Nobel, NV	26,270	1,036,170
ING Groep, NV	56,540	1,599,685
Koninklijke (Royal) Philips Electronics, NV	61,700	1,561,174
Reed Elsevier, NV	94,800	1,322,150
Wolters Kluwer, NV, CVA	52,470	1,004,934
		6,524,113
Norway 0.83%
Telenor, ASA	128,400	1,026,171
Portugal 0.74%
Portugal Telecom, SGPS, SA	96,940	920,108
Singapore 0.46%
DBS Group Holdings, Ltd.	67,337	570,686
South Korea 4.21%
Kookmin Bank	20,650	940,090
KT Corp., ADR	51,580	1,108,970
Samsung Electronics Company, Ltd.	4,910	2,346,918
SK Telecom Company, Ltd., ADR	40,600	828,240
		5,224,218
Spain 5.07%
Banco Santander Central Hispano, SA *	137,800	1,578,315
Iberdrola, SA	49,700	1,312,898
Repsol, SA	74,400	1,905,937
Telefonica, SA	90,896	1,489,990
		6,287,140
Sweden 3.43%
Nordea, AB	186,400	1,694,762
Securitas, AB, Class B	86,240	1,441,199
Volvo, AB, Series B	27,400	1,115,789
		4,251,750
Switzerland 2.82%
Nestle, SA	4,880	1,249,426
Swiss Re	13,400	824,229
UBS, AG	18,210	1,421,435
		3,495,090
Taiwan 0.92%
Chunghwa Telecom Company, Ltd., ADR	32,000	685,760
Compal Electronics, Inc., Series 144A, GDR #	91,500	455,103
		1,140,863
United Kingdom 19.74%
Amvescap, PLC	67,650	403,790
BAE Systems, PLC	457,500	2,353,518
BHP Billiton, PLC	57,621	735,367
Boots Group, PLC	108,000	1,178,921
BPAmoco, PLC, ADR	11,700	729,846
British Sky Broadcasting Group, PLC	147,600	1,395,573
Cadbury Schweppes, PLC	138,710	1,325,191
Compass Group, PLC	344,900	1,449,705
GlaxoSmithKline, PLC	82,100	1,988,118
HSBC Holdings, PLC	68,000	1,093,487
Pearson, PLC	61,270	722,083
Rentokil Initial, PLC	324,500	929,179

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
United Kingdom-continued
Rolls-Royce Group, PLC	255,000	$1,312,937
Royal Bank of Scotland Group, PLC	37,500	1,133,268
Shell Transport & Trading Company, PLC	157,100	1,528,339
Shire Pharmaceuticals Group, PLC	131,420	1,441,639
Smiths Group, PLC	84,420	1,390,607
Standard Chartered, PLC	39,150	715,773
Unilever, PLC	153,520	1,481,816
Vodafone Group, PLC, ADR	48,900	1,189,248
		24,498,405
United States 18.65%
Abbott Laboratories	26,700	1,308,567
AmerisourceBergen Corp.	11,390	787,619
Aon Corp.	36,300	908,952
Avaya, Inc. *	101,360	843,315
Bank of America Corp.	27,200	1,240,592
BMC Software, Inc. *	82,440	1,479,798
Bristol-Myers Squibb Co.	47,830	1,194,793
Cadence Design Systems, Inc. *	56,630	773,566
CIGNA Corp.	10,500	1,123,815
DirecTV Group, Inc., The *	113,500	1,759,250
Dow Chemical Co., The	23,460	1,044,674
Electronic Data Systems Corp.	22,260	428,505
H&R Block, Inc.	25,800	1,505,430
Maxtor Corp. *	143,000	743,600
Millipore Corp. *	14,100	799,893
Morgan Stanley	10,420	546,737
News Corporation, Inc., Class A	76,700	1,241,006
Pfizer, Inc.	35,500	979,090
Target Corp.	29,960	1,630,124
Temple-Inland, Inc.	34,660	1,287,619
Tenet Healthcare Corp. *	82,800	1,013,472
Time Warner, Inc. *	30,000	501,300
		23,141,717

TOTAL COMMON STOCK (Cost $99,690,273)		$119,759,470

PREFERRED STOCK 0.53%
Brazil 0.53%
Companhia Vale do Rio Doce, (CVRD), ADR	25,800	$655,320

TOTAL PREFERRED STOCK (Cost $206,830)		655,320

TOTAL INVESTMENTS (Cost $99,897,103)	97.04%	120,414,790
OTHER ASSETS, LESS LIABILITIES	2.96	3,668,127

TOTAL NET ASSETS	100.00%	$124,082,917

*      Non-income producing security.

#      Security was purchased pursuant to Rule 144Aunder the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Massachusetts Financial Services Company

John F. Addeo, CFA, Vice President

Scott B. Richards, CFA, Vice President

INVESTMENT OBJECTIVE

The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

HIGH YIELD BOND PORTFOLIO

AND THE LEHMAN BROS. HIGH YIELD BOND INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Lehman Bros.
	High Yield	High Yield
	Bond	Bond Index
YTD	0.22%	1.11%
1 Year	8.51%	10.86%
5 Year	4.99%	7.47%
Inception	4.01%	5.34%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the “Portfolio”) at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

PORTFOLIO QUALITY†	% OF NET ASSETS
Baa	3.56%
Ba	32.75%
B	36.71%
Caa	13.36%
Ca	1.28%
Not Rated	5.99%

Dollar Weighted Average Maturity	8.1 Years

TOP TEN HOLDINGS†	% OF NET ASSETS
Nextel Communications, Inc.,
5.950%, due 03/15/14	1.54%
Qwest Services Corp.,
13.500%, due 12/15/10	1.21%
Charter Communications Holdings, LLC,
8.625%, due 04/01/09	1.10%
HCA, Inc., 7.875%, due 02/01/11	0.93%
Georgia-Pacific Corp.,
9.375%, due 02/01/13	0.90%
TXU Corp., Series 144A,
5.550%, due 11/15/14	0.86%
HCA, Inc., 6.375%, due 01/15/15	0.83%
Starwood Hotels & Resorts Worldwide, Inc.,
7.875%, due 05/01/12	0.74%
Xerox Corp., 7.625%, due 06/15/13	0.74%
El Paso Corp., 7.000%, due 05/15/11	0.68%

†      Short-term investments excluded

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

PORTFOLIO COMMENTARY

Summary of results

For the six months ended June 30, 2005, the High Yield Bond Portfolio provided a total return of 0.22%.  In comparison, the Portfolio’s benchmark, the Lehman Brothers High Yield Bond Index, returned 1.11%.

Market environment

As 2005 began, the U.S. economy, in our view, entered the middle phase of the economic expansion that began in the spring of 2003. Some measures of the economy, such as earnings and GDP (gross domestic product) growth, eased from the rates we saw early in the recovery. U.S. stocks experienced considerable volatility throughout the six months ended June 30, 2005 and finished the period lower. Oil’s repeated rise to record levels weighed on investor and business confidence as did concern about the credit quality of some major U.S. corporations and about rising interest rates.

Despite the somewhat mixed picture presented by economic indicators throughout the period, the U.S. Federal Reserve Board raised its target for the federal funds rate four times, underlining its belief that inflationary pressures were more of a risk to the U.S. economy than a slowdown in growth.

Overall, the period was marked by the continued recovery of global economies and improvements in corporate spending and earnings. The majority of global stock markets, excluding those in the United States, finished the period higher. At MFS® we maintained our belief that the global economy was still in the midst of a sustainable, broad-based recovery.

Detractors from performance

During the period, the Lehman Brothers High Yield Bond Index generated a higher level of income in comparison to the Portfolio, which negatively impacted relative performance.  Our allocation to investment grade debt, which is not held in the benchmark, also detracted from performance.  Additionally, the Portfolio’s positioning at the lower end of the credit spectrum (“CCC”-rated bonds) detracted from performance, although this impact was partly offset by gains in the “BB”- and “B”-rated quality sectors.

At the security level, the Portfolio was adversely impacted by our holdings of JSG Holding PLC, Charter Communications, and JohnsonDiversey.  The high yield securities of these companies were under considerable pressure over the period as General Motors debt was cut to junk status.

Contributors to performance

The Portfolio benefited from its sector positioning in industrials and utilities.  Additionally, security selection was positive within the transportation, telecommunications, and utilities (specifically, gas) sectors.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS
as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 1.19%
Automotive Parts & Equipment 0.32%
Magna International, Inc.	1,000	$70,340
Broadcasting 0.33%
Telewest Global, Inc. *	3,183	72,509
Chemicals 0.00%
Sterling Chemicals, Inc. *	4	140
Forest Products & Paper 0.01%
Corp Durango, SA de CV, Series B ‡ *	3,498	2,677
Mining & Metals - Ferrous & Nonferrous 0.00%
Oxford Automotive, Inc. *†	12	0
Pharmaceutical 0.20%
Merck & Company, Inc.	1,400	43,120
Telecommunications - Integrated 0.23%
NTL, Inc. *	723	49,468
Telecommunications - Wireless 0.09%
Vodafone Group, PLC, ADR	854	20,769
Telecommunications - Wireline 0.01%
Versatel Telecom International, NV *	660	1,478
TOTAL COMMON STOCK (Cost $248,491)		260,501

PREFERRED STOCK 0.36%
Broadcasting 0.06%
Paxson Communications Corp., 14.250%, due 11/15/06	2	13,822
Publishing & Printing 0.29%
PRIMEDIA, Inc., Series H, 8.625%, due 04/01/10	650	63,863
Real Estate 0.01%
HRPT Properties Trust, Series B	25	677
Telecommunications - Integrated 0.00%
PTV, Inc., 10.000%, due 01/10/23	1	3
TOTAL PREFERRED STOCK (Cost $81,294)		78,365

CONVERTIBLE PREFERRED STOCK 0.36%
Motor Vehicle Manufacturing 0.36%
General Motors Corp., Series B, 5.250%, due 03/06/32	4,271	79,270
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $76,481)		79,270

RIGHTS AND WARRANTS 0.01%
Broadcasting 0.01%
Ono Finance, PLC, Series 144A, Equity Value Certificate, exp. 05/31/09 *#†	105	0
XM Satellite Radio, Inc., Warrants, exp. 03/15/10 *	35	2,100
		2,100
Chemicals 0.00%
Sterling Chemicals, Inc., Warrants, exp. 12/31/08 *†	7	0
Machinery 0.00%
Thermadyne Holdings Corp., Series B, Warrants, exp. 06/23/06 *	101	$5
Packaging & Containers 0.00%
Pliant Corp., Series 144A, Warrants, exp. 06/01/10 *#‡	20	0
Telecommunications - Integrated 0.00%
Jazztel, PLC, Series 144A, Warrants, exp. 04/01/09 *#†	40	0
TOTAL RIGHTS AND WARRANTS (Cost $2,405)		2,105

	Principal Value
CORPORATE BONDS 83.05%
Advertising 0.54%
Lamar Media Corp., 7.250%, due 01/01/13	$45,000	47,475
WDAC Subsidiary Corp., Series 144A, 8.375%, due 12/01/14 #	75,000	71,625
		119,100
Aerospace & Defense 1.05%
Argo-Tech Corp., 9.250%, due 06/01/11	45,000	48,825
BE Aerospace, Inc., Series B, 8.875%, due 05/01/11	60,000	62,700
L-3 Communications Corp., 5.875%, due 01/15/15	50,000	48,500
L-3 Communications Corp., 6.125%, due 01/15/14	70,000	70,000
		230,025
Agricultural Operations 0.19%
IMC Global, Inc., 10.875%, due 08/01/13	35,000	41,038
Asset-Backed Securities 0.48%
Continental Airlines, Inc., Series 974B, 6.900%, due 01/02/17	17,273	14,068
Continental Airlines, Inc., Series 981B, 6.748%, due 03/15/17	18,537	15,218
Continental Airlines, Inc., Series 991B, 6.795%, due 08/02/18	35,303	29,474
Continental Airlines, Inc., Series 99-2, 7.566%, due 03/15/20	56,849	46,820
		105,580
Automotive Parts & Equipment 1.67%
Cooper Standard Automotive, Inc., 8.375%, due 12/15/14	55,000	43,450
Goodyear Tire & Rubber Co., Series 144A, 9.000%, due 07/01/15 #‡	45,000	44,213
Lear Corp., Series B, 8.110%, due 05/15/09	60,000	62,042
Metaldyne Corp., 11.000%, due 06/15/12	17,000	11,008
Metaldyne Corp., Series 144A, 10.000%, due 11/01/13 #	80,000	65,600
TRW Automotive, Inc., 11.000%, due 02/15/13	64,000	73,600
TRW Automotive, Inc., 9.375%, due 02/15/13	60,000	66,450
		366,363
Automotive Rentals 0.73%
United Rentals, Inc., 6.500%, due 02/15/12	45,000	44,269
United Rentals, Inc., 7.750%, due 11/15/13	70,000	68,775
United Rentals, Inc., 7.000%, due 02/15/14	50,000	47,625
		160,669

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Broadcasting 6.22%
Albritton Communications, Inc., 7.750%, due 12/15/12	$86,000	$84,710
Cablevision Systems - New York Group, 8.000%, due 04/15/12	55,000	53,900
Charter Communications Operating Holdings, LLC, 8.750%, due 11/15/13	30,000	29,550
Charter Communications Operating Holdings, LLC, Series 144A, 8.375%, due 04/30/14 #	30,000	29,850
Charter Communications Holdings, LLC, 8.625%, due 04/01/09	325,000	241,313
Charter Communications Holdings, LLC, 9.920%, Step-up, due 04/01/11	55,000	40,150
CSC Holdings, Inc., Series B, 8.125%, due 08/15/09	105,000	106,313
CSC Holdings, Inc., Series 144A, 6.750%, due 04/15/12 #	55,000	51,700
DIRECTV Holdings, LLC, 8.375%, due 03/15/13	42,000	46,515
DIRECTV Holdings, LLC, Series 144A, 6.375%, due 06/15/15 #‡	45,000	44,775
EchoStar DBS Corp., 6.375%, due 10/01/11	150,000	148,688
Frontiervision Holdings, LP, 11.000%, due 10/15/06 §	55,000	73,975
Frontiervision Holdings, LP, Series B, 11.875%, Step-up, due 09/15/07 §	30,000	41,250
Frontiervision Holdings, LP, 11.875%, Step-up, due 09/15/07 §	20,000	27,500
Granite Broadcasting Corp., 9.750%, due 12/01/10	85,000	79,050
Mediacom, LLC/Mediacom Capital Corp., 9.500%, due 01/15/13	65,000	64,838
Paxson Communications Corp., Zero Coupon, Step-up, due 01/15/09	160,000	149,600
Spanish Broadcasting System, Inc., 9.625%, due 11/01/09	50,000	52,438
		1,366,115
Building Construction 1.50%
Beazer Homes USA, Inc., Series 144A, 6.875%, due 07/15/15 #‡	70,000	69,300
D.R. Horton, Inc., 8.000%, due 02/01/09	85,000	93,110
Technical Olympic USA, Inc., 9.000%, due 07/01/10	20,000	20,575
Technical Olympic USA, Inc., 7.500%, due 03/15/11	10,000	9,300
Technical Olympic USA, Inc., 7.500%, due 01/15/15	45,000	40,500
WCI Communities, Inc., 7.875%, due 10/01/13	60,000	60,000
WCI Communities, Inc., 6.625%, due 03/15/15	40,000	36,600
		329,385
Building Materials 0.49%
Nortek Holdings, Inc., Series 144A, Zero Coupon, Step-up, due 03/01/14 #	78,000	36,660
Nortek, Inc., 8.500%, due 09/01/14	65,000	60,450
Texas Industries, Inc., Series 144A, 7.250%, due 07/15/13 #‡	10,000	10,250
		107,360
Chemicals 2.65%
ARCO Chemical Co., 9.800%, due 02/01/20	50,000	56,000
Equistar Chemicals, LP, 10.625%, due 05/01/11	40,000	44,150
Hercules, Inc., 6.750%, due 10/15/29	$65,000	$63,050
Huntsman International, LLC, 10.125%, due 07/01/09	66,000	67,898
Huntsman International, LLC, Series 144A, 7.375%, due 01/01/15 #	80,000	79,000
Lyondell Chemical Co., 9.500%, due 12/15/08	40,000	42,550
Lyondell Chemical Co., 11.125%, due 07/15/12	40,000	45,400
Nalco Co., 7.750%, due 11/15/11	25,000	26,625
Nalco Co., 8.875%, due 11/15/13	45,000	48,263
Resolution Performance Products, LLC, 13.500%, due 11/15/10	45,000	48,375
Rockwood Specialties, Inc., 10.625%, due 05/15/11	55,000	60,638
		581,949
Commercial Mortgage-Backed Securities 2.09%
Asset Securitization Corp., Series 1996-MD6, Series 144A, Class B1, 8.780%, Floating Rate, due 11/13/29 #‡	100,000	94,102
Asset Securitization Corp., Series 1996-MD6, Class A7, 8.290%, Floating Rate, due 11/13/29	100,000	104,325
Commercial Mortgage Acceptance Corp., Series 1998-C2, Series 144A, 5.440%, due 05/15/13 #	140,000	143,895
First Union National Bank Commercial Mortgage Securities, Inc., Series 2000-C2, Series 144A, Class H, 6.750%, due 10/15/32 #	40,000	42,984
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Series 144A, Class G, 7.908%, due 04/15/34 #	41,000	45,507
Morgan Stanley Capital I, Series 144A, 1.500%, Floating Rate, due 04/28/39 #	335,672	27,794
		458,607
Commercial Services 1.19%
Integrated Electrical Services, Inc., Series C, 9.375%, due 02/01/09	60,000	44,850
Iron Mountain, Inc., 8.625%, due 04/01/13	25,000	25,875
Iron Mountain, Inc., 7.750%, due 01/15/15	60,000	60,300
Iron Mountain, Inc., 6.625%, due 01/01/16	30,000	27,750
U.S. Oncology, Inc., 10.750%, due 08/15/14	55,000	59,950
Williams Scotsman, Inc., 9.875%, due 06/01/07	25,000	25,125
Williams Scotsman, Inc., 10.000%, due 08/15/08	15,000	16,577
		260,427
Cosmetics & Personal Care 0.30%
Revlon Consumer Products Corp., 9.500%, due 04/01/11	70,000	66,150
Educational Services 0.17%
Knowledge Learning Corporation, Inc., Series 144A, 7.750%, due 02/01/15 #	40,000	38,200
Entertainment & Leisure 6.09%
AMC Entertainment, Inc., 9.500%, due 02/01/11	49,000	48,081
AMC Entertainment, Inc., 8.625%, due 08/15/12	80,000	82,000
Aztar Corp., 7.875%, due 06/15/14	55,000	58,163
Boyd Gaming Corp., 6.750%, due 04/15/14	95,000	97,375
K2, Inc., 7.375%, due 07/01/14	25,000	26,313
LCE Acquisition Corp., Series 144A, 9.000%, due 08/01/14 #	60,000	58,050
Mandalay Resort Group, 9.375%, due 02/15/10	60,000	67,050

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Entertainment & Leisure - continued
MGM Mirage, Inc., 8.500%, due 09/15/10	$85,000	$94,350
MGM Mirage, Inc., 8.375%, due 02/01/11	115,000	125,350
MGM Mirage, Inc., 5.875%, due 02/27/14	30,000	29,138
Park Place Entertainment Corp., 8.875%, due 09/15/08	25,000	27,906
Park Place Entertainment Corp., 8.125%, due 05/15/11	105,000	120,750
Penn National Gaming, Inc., Series 144A, 6.750%, due 03/01/15 #	50,000	49,625
Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	100,000	104,000
Royal Caribbean Cruises, Ltd., 6.875%, due 12/01/13	135,000	143,775
Scientific Games Corp., Series 144A, 6.250%, due 12/15/12 #	40,000	40,400
Six Flags, Inc., 9.750%, due 04/15/13	75,000	70,781
Station Casinos, Inc., 6.500%, due 02/01/14	45,000	45,900
Wynn Las Vegas, LLC, Series 144A, 6.625%, due 12/01/14 #	50,000	48,625
		1,337,632
Environmental Controls 0.54%
Allied Waste North America, Inc., 6.500%, due 11/15/10	120,000	118,200
Financial Services 4.24%
Affinia Group, Inc., Series 144A, 9.000%, due 11/30/14 #	65,000	54,600
Burns Philp Capital Property, Ltd., Series B, 9.750%, due 07/15/12	80,000	86,000
Couche-Tard Financing Corp., 7.500%, due 12/15/13	110,000	115,500
Crystal U.S. Holdings 3, LLC, 9.625%, due 06/15/14	40,000	44,800
Crystal U.S. Holdings 3, LLC, Series B, Zero Coupon, Step-up, due 10/01/14	110,000	76,450
Crystal U.S. Holdings 3, LLC, Zero Coupon, Step-up, due 10/01/14	20,000	14,100
Da-Lite Screen Company, Inc., 9.500%, due 05/15/11	60,000	63,900
Ford Motor Credit Co., 6.625%, due 06/16/08	66,000	65,185
Ford Motor Credit Co., 5.625%, due 10/01/08	45,000	42,884
General Motors Acceptance Corp., 6.125%, due 01/22/08	35,000	34,169
General Motors Acceptance Corp., 6.750%, due 12/01/14	135,000	120,781
General Motors Acceptance Corp., 5.850%, due 01/14/09	65,000	60,932
MagnaChip Semiconductor, SA, Series 144A, 8.000%, due 12/15/14 #	10,000	9,600
Milacron Escrow Corp., 11.500%, due 05/15/11	95,000	99,750
Refco Finance Holdings, LLC, 9.000%, due 08/01/12	40,000	42,400
		931,051
Food Products 0.65%
Merisant Co., Series 144A, 9.500%, due 07/15/13 #	25,000	17,750
Michael Foods, Inc., 8.000%, due 11/15/13	50,000	50,875
Smithfield Foods, Inc., 7.000%, due 08/01/11	70,000	73,675
		142,300
Food Service & Restaurants 0.79%
Carrols Corp., Series 144A, 9.000%, due 01/15/13 #	65,000	65,813
Roundy’s, Inc., Series B, 8.875%, due 06/15/12	105,000	108,150
		173,963
Forest Products & Paper 1.88%
Buckeye Technologies, Inc., 8.500%, due 10/01/13	$90,000	$91,800
Georgia-Pacific Corp., 7.750%, due 11/15/29	60,000	67,425
Georgia-Pacific Corp., 9.375%, due 02/01/13	175,000	197,969
Newark Group, Inc., 9.750%, due 03/15/14	50,000	46,000
NewPage Corp., Series 144A, 12.000%, due 05/01/13 #	10,000	9,900
		413,094
Healthcare 3.91%
DaVita, Inc., Series 144A, 6.625%, due 03/15/13 #	40,000	41,300
DaVita, Inc., Series 144A, 7.250%, due 03/15/15 #	50,000	51,375
Extendicare Health Services, Inc., 6.875%, due 05/01/14	70,000	69,475
HCA, Inc., 7.875%, due 02/01/11	185,000	203,553
HCA, Inc., 6.375%, due 01/15/15	175,000	181,581
HEALTHSOUTH Corp., 7.625%, due 06/01/12	60,000	58,200
InSight Health Services Corp., Series B, 9.875%, due 11/01/11	45,000	35,100
Tenet Healthcare Corp., 6.500%, due 06/01/12	25,000	23,750
Tenet Healthcare Corp., 9.875%, due 07/01/14	70,000	75,075
Tenet Healthcare Corp., Series 144A, 9.250%, due 02/01/15 #	55,000	57,063
Triad Hospitals, Inc., 7.000%, due 11/15/13	60,000	61,650
		858,122
Household Products 0.91%
Johnsondiversey, Inc., Series B, 9.625%, due 05/15/12	85,000	86,275
Johnsondiversey Holdings, Inc., Zero Coupon, Step-up, due 05/15/13	160,000	113,800
		200,075
Insurance 0.21%
Axis Capital Holding, Ltd., 5.750%, due 12/01/14	45,000	46,603
Lodging 0.74%
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, due 05/01/12	145,000	163,488
Machinery 1.75%
Case Corp., 7.250%, due 01/15/16	25,000	23,813
Case New Holland, Inc., Series 144A, 9.250%, due 08/01/11 #	80,000	84,000
JLG Industries, Inc., 8.250%, due 05/01/08	110,000	115,225
Manitowoc Company, Inc., The, 10.375%, due 05/15/11	40,000	53,511
Terex Corp., Series B, 10.375%, due 04/01/11	70,000	75,950
Terex Corp., 9.250%, due 07/15/11	25,000	27,125
Westinghouse Air Brake Technologies Corp., 6.875%, due 07/31/13	5,000	5,125
		384,749
Manufacturing 1.90%
AMSTED Industries, Inc., Series 144A, 10.250%, due 10/15/11 #	95,000	102,600
Church & Dwight Company, Inc., 6.000%, due 12/15/12	45,000	45,450
KI Holdings, Inc., Zero Coupon, Step-up, due 11/15/14	73,000	42,340
Samsonite Corp., 8.875%, due 06/01/11	70,000	74,375
Transdigm, Inc., 8.375%, due 07/15/11	60,000	63,600
TriMas Corp., 9.875%, due 06/15/12	35,000	29,400
Valmont Industries, Inc., 6.875%, due 05/01/14	60,000	60,000
		417,765

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Medical - Biotechnology 0.23%
EGL Acquisition Corp., Series 144A, 7.625%, due 02/01/15 #	$50,000	$49,500
Medical Products 0.53%
CDRV Investors, Inc., Series 144A, Zero Coupon, Step-up, due 01/01/15 #	115,000	56,350
Fisher Scientific International, Inc., 6.750%, due 08/15/14	15,000	15,675
Fisher Scientific International, Inc., Series 144A, 6.125%, due 07/01/15 #‡	45,000	45,056
		117,081
Mining & Metals - Ferrous & Nonferrous 1.36%
AK Steel Corp., 7.750%, due 06/15/12	95,000	80,275
Century Aluminum Co., 7.500%, due 08/15/14	75,000	74,063
Chaparral Steel Co., Series 144A, 10.000%, due 07/15/13 #‡	30,000	30,150
Foundation PA Coal Co., 7.250%, due 08/01/14	45,000	47,250
Intermet Corp., 9.750%, due 06/15/09 §	40,000	17,300
Peabody Energy Corp., 5.875%, due 04/15/16	50,000	50,000
		299,038
Mining & Metals - Precious 0.35%
Freeport-McMoRan Copper & Gold, Inc., 6.875%, due 02/01/14	78,000	76,050
Motor Vehicle Manufacturing 0.96%
General Motors Corp., 8.375%, due 07/15/33	100,000	83,500
Navistar International Corp., 7.500%, due 06/15/11	125,000	127,500
		211,000
Multimedia 0.50%
Emmis Operating Co., 6.875%, due 05/15/12	45,000	44,550
Medianews Group, Inc., 6.875%, due 10/01/13	65,000	64,431
		108,981
Office Equipment 1.10%
General Binding Corp., 9.375%, due 06/01/08	80,000	80,800
Xerox Corp., 7.625%, due 06/15/13	150,000	161,438
		242,238
Oil & Gas - Distribution & Marketing 1.60%
AmeriGas Partners, LP, Series 144A, 7.250%, due 05/20/15 #	50,000	52,000
ANR Pipeline, Inc., 9.625%, due 11/01/21	70,000	88,744
Colorado Interstate Gas Co., Series 144A, 5.950%, due 03/15/15 #	25,000	24,647
Enterprise Products Operating, LP, Series B, 6.375%, due 02/01/13	50,000	54,179
Enterprise Products Operating, LP, 5.600%, due 10/15/14	87,000	89,527
Transcontinental Gas Pipe Line Corp., Series B, 7.000%, due 08/15/11	40,000	43,100
		352,197
Oil & Gas - Integrated 2.63%
Amerada Hess Corp., 7.300%, due 08/15/31	60,000	72,394
El Paso Natural Gas Corp., Series A, 7.625%, due 08/01/10	60,000	63,342
El Paso Corp., 7.000%, due 05/15/11	150,000	149,625
El Paso Corp., 7.750%, due 06/01/13	130,000	138,775
Plains Exploration & Production Co., 7.125%, due 06/15/14	65,000	69,550
Williams Companies, Inc., The, 7.125%, due 09/01/11	58,000	62,640
Williams Companies, Inc., The, 7.750%, due 06/15/31	20,000	22,050
		578,376
Oil & Gas Producers 2.95%
Belden & Blake Corp., 8.750%, due 07/15/12	$50,000	$49,000
Chesapeake Energy Corp., 7.000%, due 08/15/14	82,000	86,920
Chesapeake Energy Corp., Series 144A, 6.375%, due 06/15/15 #	30,000	30,750
Chesapeake Energy Corp., 6.875%, due 01/15/16	65,000	67,763
CITGO Petroleum Corp., 6.000%, due 10/15/11	90,000	89,775
Encore Acquisition Co., 8.375%, due 06/15/12	40,000	43,400
Encore Acquisition Co., 6.250%, due 04/15/14	15,000	15,188
Kerr-McGee Corp., 6.950%, due 07/01/24	90,000	92,995
MarkWest Energy Partners, Series 144A, 6.875%, due 11/01/14 #	60,000	59,700
Newfield Exploration Co., 6.625%, due 09/01/14	45,000	47,138
Premcor Refining Group, Inc., 7.750%, due 02/01/12	30,000	32,775
Premcor Refining Group, Inc., 7.500%, due 06/15/15	30,000	32,850
		648,254
Oil & Gas Services & Equipment 0.64%
Dynegy Holdings, Inc., Series 144A, 9.875%, due 07/15/10 #	35,000	38,675
Dynegy Holdings, Inc., 6.875%, due 04/01/11	5,000	4,938
Dynegy Holdings, Inc., Series 144A, 10.125%, due 07/15/13 #	25,000	28,250
Hanover Compressor Co., 9.000%, due 06/01/14	65,000	69,225
		141,088
Packaging & Containers 2.22%
Graphic Packaging International Corp., 8.500%, due 08/15/11	10,000	10,300
Graphic Packaging International Corp., 9.500%, due 08/15/13	75,000	75,563
Greif Bros. Corp., 8.875%, due 08/01/12	65,000	69,875
Huntsman Packaging, 13.000%, due 06/01/10	45,000	36,450
Owens-Brockway Glass Containers, Inc., 8.875%, due 02/15/09	15,000	15,938
Owens-Brockway Glass Containers, Inc., 8.250%, due 05/15/13	55,000	59,744
Owens-Illinois, Inc., 7.800%, due 05/15/18	45,000	47,250
Plastipak Holdings, Inc., 10.750%, due 09/01/11	40,000	44,100
Pliant Corp., Series 144A, 11.625%, due 06/15/09 #‡	8,510	9,106
Pliant Corp., 13.000%, due 06/01/10	15,000	12,150
Smurfit-Stone Container Corp., 8.250%, due 10/01/12	60,000	60,300
Stone Container Finance, 7.375%, due 07/15/14	50,000	47,000
		487,776
Personal Services 0.30%
Service Corporation International, Series 144A, 7.000%, due 06/15/17 #‡	65,000	66,788
Pharmaceutical 0.65%
AmerisourceBergen Corp., 7.250%, due 11/15/12	55,000	60,569
Warner Chilcott Corp., Series 144A, 8.750%, due 02/01/15 #	85,000	82,663
		143,232
Publishing & Printing 1.70%
Dex Media East, LLC, 12.125%, due 11/15/12	68,000	81,430
Dex Media, Inc., Zero Coupon, Step-up, due 11/15/13	170,000	136,850
Mail-Well, Inc., 9.625%, due 03/15/12	80,000	86,400
PRIMEDIA, Inc., 8.875%, due 05/15/11	65,000	68,088
		372,768

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Railroad 0.35%
Kansas City Southern Railway, 7.500%, due 06/15/09	$75,000	$77,438
Real Estate 0.61%
Host Marriott Corp., 7.125%, due 11/01/13	80,000	83,400
Host Marriott Corp., Series 144A, 6.375%, due 03/15/15 #	50,000	49,500
		132,900
Retail Stores 1.87%
Dollar General Corp., 8.625%, due 06/15/10	75,000	85,500
Eye Care Centers of America, Inc., Series 144A, 10.750%, due 02/15/15 #	35,000	31,325
Finlay Fine Jewelry Corp., 8.375%, due 06/01/12	100,000	90,125
J.C. Penney Company, Inc., 8.000%, due 03/01/10	55,000	60,500
Payless ShoeSource, Inc., 8.250%, due 08/01/13	60,000	63,300
Rite Aid Corp., 9.250%, due 06/01/13	50,000	49,000
Rite Aid Corp., 6.875%, due 08/15/13	35,000	30,275
		410,025
Telecommunications - Equipment & Services 0.81%
GCI, Inc., 7.250%, due 02/15/14	70,000	67,200
Lucent Technologies, Inc., 5.500%, due 11/15/08	45,000	44,775
Lucent Technologies, Inc., 6.450%, due 03/15/29	45,000	40,275
Northern Telecom Capital, 7.875%, due 06/15/26	25,000	25,000
		177,250
Telecommunications - Integrated 5.48%
AT&T Corp., 9.050%, Step-up, due 11/15/11	75,000	86,438
AT&T Corp., 8.000%, Step-up, due 11/15/31	35,000	45,544
Cincinnati Bell, Inc., 8.375%, due 01/15/14	70,000	71,750
Cincinnati Bell, Inc., Series 144A, 8.375%, due 01/15/14 #	10,000	10,250
Citizens Communications Co., 9.250%, due 05/15/11	125,000	139,531
Citizens Communications Co., 6.250%, due 01/15/13	55,000	53,213
Citizens Communications Co., 9.000%, due 08/15/31	20,000	20,500
MCI, Inc., 6.908%, due 05/01/07	51,000	51,701
MCI, Inc., 7.688%, due 05/01/09	51,000	53,104
PanAmSat Holding Corp., 10.375%, Step-up, due 11/01/14	100,000	68,750
Qwest Capital Funding, Inc., 7.250%, due 02/15/11	80,000	76,600
Qwest Corp., Series 144A, 7.875%, due 09/01/11 #	80,000	83,400
Qwest Corp., Series 144A, 9.125%, due 03/15/12 #	110,000	119,625
Qwest Services Corp., 13.500%, due 12/15/10	230,000	265,650
Zeus Special Subsidiary, Ltd., Series 144A, Zero Coupon, Step-up, due 02/01/15 #	85,000	56,738
		1,202,794
Telecommunications - Wireless 3.37%
Alamosa Delaware, Inc., Zero Coupon, Step-up, due 07/31/09	70,000	77,175
American Tower Corp., 9.375%, due 02/01/09	10,000	10,488
American Tower Corp., 7.250%, due 12/01/11	40,000	42,200
American Tower Corp., 7.125%, due 10/15/12	45,000	47,588
Centennial Cellular Corp., 10.125%, due 06/15/13	40,000	45,200
Dobson Cellular Systems, Series 144A, 9.875%, due 11/01/12 #	20,000	21,100
Iwo Escrow Co., Series 144A, 6.320%, Floating Rate, due 01/15/12 #	10,000	9,925
Nextel Communications, Inc., 5.950%, due 03/15/14	325,000	337,569
Rural Cellular Corp., 9.750%, due 01/15/10	45,000	41,850
Rural Cellular Corp., 9.875%, due 02/01/10	45,000	46,463
U.S. Unwired, Inc., 10.000%, due 06/15/12	55,000	61,188
		740,746
Telecommunications - Wireline 0.56%
Hawaiian Telcom Communications, Inc., Series 144A, 9.750%, due 05/01/13 #	$20,000	$21,200
Hawaiian Telcom Communications, Inc., Series 144A, 12.250%, due 05/01/15 #	10,000	10,650
Time Warner Telecom, Inc., 9.250%, due 02/15/14	30,000	28,950
Time Warner Telecom Holdings, Inc., Series 144A, 9.250%, due 02/15/14 #	65,000	62,725
		123,525
Textiles & Apparel 0.77%
Interface, Inc., 10.375%, due 02/01/10	55,000	60,500
Levi Strauss & Co., 12.250%, due 12/15/12	50,000	54,625
Levi Strauss & Co., 9.750%, due 01/15/15	55,000	54,588
		169,713
Tobacco 0.51%
Reynolds American, Inc., 7.250%, due 06/01/12	60,000	61,050
Reynolds American, Inc., Series 144A, 7.300%, due 07/15/15 #‡	50,000	50,000
		111,050
Transportation 0.31%
GulfMark Offshore, Inc., 7.750%, due 07/15/14	65,000	68,413
Utilities - Electric & Gas 7.52%
AES Corp., Series 144A, 8.750%, due 05/15/13 #	110,000	122,925
AES Corp., Series 144A, 9.000%, due 05/15/15 #	65,000	72,963
Allegheny Energy Supply Company, LLC, Series 144A, 8.250%, due 04/15/12 #	75,000	84,000
Calpine Corp., Series 144A, 9.625%, due 09/30/14 #	20,000	20,000
CenterPoint Energy, Inc., Series B, 7.250%, due 09/01/10	43,000	47,710
CMS Energy Corp., 8.500%, due 04/15/11	80,000	89,200
DPL, Inc., 6.875%, due 09/01/11	40,000	43,200
FirstEnergy Corp., Series B, 6.450%, due 11/15/11	81,000	88,503
FirstEnergy Corp., Series C, 7.375%, due 11/15/31	27,000	33,004
Midwest Generation, LLC, 8.750%, due 05/01/34	115,000	128,800
Mission Energy Holding Co., 13.500%, due 07/15/08	45,000	53,438
Nevada Power Co., 6.500%, due 04/15/12	15,000	15,675
Nevada Power Co., Series 144A, 5.875%, due 01/15/15 #	40,000	40,200
NorthWestern Corp., Series 144A, 5.875%, due 11/01/14 #	70,000	71,750
NRG Energy, Inc., Series 144A, 8.000%, due 12/15/13 #	124,000	130,820
PSE&G Energy Holdings, LLC, 8.625%, due 02/15/08	100,000	106,250
Reliant Energy, Inc., 9.250%, due 07/15/10	70,000	76,300
Reliant Energy, Inc., 6.750%, due 12/15/14	30,000	29,325
Sierra Pacific Power Co., 6.250%, due 04/15/12	30,000	30,825
Sierra Pacific Resources, 8.625%, due 03/15/14	40,000	44,200
TECO Energy, Inc., 7.000%, due 05/01/12	60,000	64,800
Texas Genco, LLC, Series 144A, 6.875%, due 12/15/14 #	65,000	68,413
TXU Corp., Series 144A, 5.550%, due 11/15/14 #	195,000	189,122
		1,651,423
Wholesale Distributor 0.29%
Buhrmann US, Inc., Series 144A, 7.875%, due 03/01/15 #	65,000	63,375
TOTAL CORPORATE BONDS (Cost $17,967,080)		18,241,054

See notes to financial statements.

Company	Principal Value	Market Value
FOREIGN BONDS 10.59%
Aerospace & Defense 0.18%
CHC Helicopter Corp., 7.375%, due 05/01/14	$40,000	$39,900
Broadcasting 0.52%
Innova, S de RL de CV, 9.375%, due 09/19/13	60,000	67,650
Rogers Cable, Inc., 8.750%, due 05/01/32	40,000	45,400
		113,050
Chemicals 1.08%
Nova Chemicals Corp., 6.500%, due 01/15/12	105,000	101,850
Rhodia, SA, 8.875%, due 06/01/11	140,000	134,750
		236,600
Diversified Operations 0.30%
Stena, AB, 9.625%, due 12/01/12	20,000	21,800
Stena, AB, 7.000%, due 12/01/16	48,000	44,520
		66,320
Electronic Components 0.42%
Flextronics International, Ltd., 6.500%, due 05/15/13	90,000	93,150
Financial Services 0.56%
Bombardier Recreational Products, Inc., 8.375%, due 12/15/13	50,000	53,250
MDP Acquisitions, PLC, 9.625%, due 10/01/12	70,000	70,000
		123,250
Food Products 0.17%
United Biscuits Finance, PLC, 10.625%, due 04/15/11	30,000	38,317
Forest Products & Paper 1.80%
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10	100,000	104,250
Abitibi-Consolidated, Inc., 7.750%, due 06/15/11	60,000	60,300
Corp Durango, SA de CV, 7.500%, Step-up, due 12/31/12	43,400	34,286
JSG Holding, PLC, Series 144A, 11.500%, due 10/01/15 #†	111,169	106,324
Norske Skog Canada, Ltd., Series D, 8.625%, due 06/15/11	55,000	56,719
Norske Skog Canada, Ltd., 7.375%, due 03/01/14	35,000	34,300
		396,179
Government Agency 0.86%
Federative Republic of Brazil, 8.000%, due 04/15/14	14,777	15,136
Federative Republic of Brazil, 8.875%, due 10/14/19	79,000	83,740
Republic of Panama, 9.375%, due 01/16/23	28,000	34,580
Republic of Panama, 9.375%, due 04/01/29	11,000	13,613
Russia, 12.750%, due 06/24/28 ‡	23,000	41,598
		188,667
Lodging 0.09%
Intrawest Corp., 7.500%, due 10/15/13	20,000	20,525
Manufacturing 0.59%
Safilo Capital International, SA, Series 144A, 9.625%, due 05/15/13 #	100,000	130,448
Mining & Metals - Ferrous & Nonferrous 0.32%
Russel Metals, Inc., 6.375%, due 03/01/14	75,000	70,125
Multimedia 0.57%
Lighthouse International Company, SA, Series 144A, 8.000%, due 04/30/14 #	$100,000	$125,000
Oil & Gas Services & Equipment 0.31%
Petroleum Geo-Services, ASA, 10.000%, due 11/05/10	60,000	67,200
Packaging & Containers 0.51%
Crown Holdings, Inc., 10.875%, due 03/01/13	95,000	111,625
Publishing & Printing 0.10%
Hollinger, Inc., Series 144A, 12.875%, due 03/01/11 #	19,000	20,781
Railroad 0.26%
Grupo Transportacion Ferroviaria Mexicana, SA de CV, 12.500%, due 06/15/12	49,000	57,330
Telecommunications - Equipment & Services 0.15%
Nortel Networks Corp., 6.875%, due 09/01/23	35,000	32,725
Telecommunications - Integrated 0.56%
Eircom Funding, 8.250%, due 08/15/13	45,000	48,825
Intelsat Bermuda, Ltd., Series 144A, 8.625%, due 01/15/15 #	70,000	73,850
		122,675
Telecommunications - Wireless 0.69%
Rogers Wireless Communications, Inc., 6.375%, due 03/01/14	85,000	86,488
Rogers Wireless Communications, Inc., 7.500%, due 03/15/15	60,000	65,250
		151,738
Telecommunications - Wireline 0.00%
Esprit Telecom Group, PLC, 10.875%, due 06/15/08 §†	15,000	0
Utilities - Electric & Gas 0.55%
Calpine Canada Energy Finance, 8.500%, due 05/01/08	55,000	39,600
Empresa Nacional de Electricidad, SA (Endesa-Chile), 8.350%, due 08/01/13	70,000	81,301
		120,901
TOTAL FOREIGN BONDS (Cost $2,317,876)		2,326,506

SHORT-TERM INVESTMENTS 2.87%
Financial Services 2.87%
Morgan Stanley, 3.360%, due 07/01/05	631,000	631,000

TOTAL SHORT-TERM INVESTMENTS (Cost $630,999)		631,000

TOTAL INVESTMENTS (Cost $21,324,626)	98.43%	21,618,776
OTHER ASSETS, LESS LIABILITIES	1.57	344,876

TOTAL NET ASSETS	100.00%	$21,963,652

*      Non-income producing security.

#      Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

†      Fair Valued Security (See Note B).

‡      Illiquid Security (See Note H).

§      Security has defaulted on principal and/or interest payments or has filed under bankruptcy laws.  Market value at June 30, 2005 of these securities was $160,025.

PLC - Public Limited Company

Step-up - Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate as of June 30, 2005.

See notes to financial statements.

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Wellington Management Company, LLP (Since 05/01/04)

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

Joseph F. Marvan, CFA, Vice President and Fixed Income Portfolio Manager

INVESTMENT OBJECTIVE

The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

BALANCED PORTFOLIO, S&P 500® INDEX

AND THE BALANCED COMPOSITE(1) *

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Balanced	S&P 500® Index	Balanced Composite(1)
YTD	0.19%	-0.81%	2.02%
1 Year	8.21%	6.32%	11.52%
5 Year	1.68%	-2.37%	6.86%
10 Year	8.59%	9.94%	10.21%
Inception	8.50%	10.48%	10.81%

(1)   The Balanced Composite is a 65%/35% blended index of the Russell 1000® Value Index and the Lehman Bros. Aggregate Bond Index.

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*      This graph compares an initial $10,000 investment made in the Balanced Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P 500® Index and the Balanced Composite(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.  Total return figures for periods of less than one year have not been annualized.

The S&P 500® Index and the Balanced Composite are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Gov’t Agency Mortgage-Backed Securities	12.03%
Oil & Gas - Integrated	9.18%
Banking	6.53%
U.S. Treasury Bills, Bonds, and Notes	6.34%
Pharmaceutical	5.36%
Insurance	4.87%
Utilities - Electric & Gas	4.05%
Financial Services	3.87%
Telecommunications - Integrated	3.36%
Transportation	3.09%

TOP TEN HOLDINGS	% OF NET ASSETS
Exxon Mobil Corp.	2.94%
Citigroup, Inc.	2.05%
EnCana Corp.	1.74%
Bank of America Corp.	1.71%
Chevron Corp.	1.62%
Abbott Laboratories	1.59%
Weyerhaeuser Co.	1.51%
Total, SA, ADR	1.46%
E.I. du Pont de Nemours & Co.	1.43%
Exelon Corp.	1.38%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

PORTFOLIO COMMENTARY

Performance

Year to date the Balanced Portfolio has returned 0.2%, compared to a 2.0% return for the 65% Russell 1000® Value / 35% Lehman Bros. Aggregate Bond custom benchmark over the same period.

Review

Equity returns struggled in the first quarter of 2005, however the second quarter saw this trend reverse with positive returns offsetting those in the first quarter. This performance was achieved despite some strong headwinds, such as crude oil prices touching $60 per barrel. The booming housing cycle is showing speculative signs, and a slowdown would be a further brake on the economy.  Offsetting these concerns, the Asian economies continue to be relatively strong and remain the key driver of global industrial demand.

US bond yields trended lower despite the Federal Reserve continuing to tighten monetary policy.  The most recent rate hike was the ninth consecutive increase since the Fed started its tightening campaign last June.  Economic data released during the second quarter, while somewhat mixed, pointed toward further economic growth.

Equity Review

The Equity portion of the Portfolio underperformed the Russell 1000® Value Index during the second half as we were hurt by our stock selection in a number of sectors.  Security selection in the Information Technology sector contributed positively during the period, as wireless suppliers Texas Instruments, and Motorola benefited from strong handset demand. The Energy sector was strong overall, and some of our best performers on an absolute basis came from here.  Stocks worth noting are Encana, Exxon Mobil, Exelon, and Burlington Resources.  Our overweight position in Energy and Healthcare contributed to performance, however, stock selection in these sectors was weak relative to the index. Our underweight to Financials, which lagged during the period, was beneficial.

Sectors that detracted from performance included Consumer Discretionary Industrials, and Materials. Performance in Consumer Discretionary and Industrials was driven by weak stock selection, while our overweight position in Materials hurt us as this sector fell significantly in the second half. Individual securities that hurt performance included IBM, Parker Hannifin, International Paper, Verizon Communications, and DuPont.  IBM’s stock lagged following a mixed earnings report.  Their service business is maturing, causing growth expectations to fall.  However, we remain quite positive on IBM’s ability to adjust to industry trends and grow the business.  DuPont’s stock fell in sympathy with the auto sector coupled with some renewed fear concerning one of the company’s important products, Teflon.  We think both issues will be relatively minor, as the vast majority of DuPont is showing good, solid improvement.

Fixed Income Review

The US bond market, as measured by the Lehman Brothers Aggregate Bond Index, was up 2.51% year to date. Treasuries returned 3.2%, outpacing all other major sectors during the period on a total return basis.  The Corporate Sector posted a 2.36% total return for the quarter, however versus duration-equivalent Treasuries, corporate bonds were down 1.12%, the weakest excess return of all the major market sectors.  This was driven in large part by the Ford and General Motors downgrade-related weakness in the automotive sector.

The two rate hikes in the second quarter brought the Federal Funds rate to 3.25%, up 100 basis points year to date. With the rate hikes widely anticipated, their effect on Treasury yields was minimal. The yield curve continued to flatten with the spread between the 10 and the 2 year Treasury yields the narrowest it has been since January of 2001.

The fixed income portion of the Portfolio trailed the Lehman Aggregate benchmark during the first half.  Security selection was negative for the period, mostly due to corporates where the downgrade to below-investment-grade of Ford and General Motors sparked a flight to quality across the sector. This resulted in single A- and BBB-rated credits underperforming AAA- and AA-rated credits.  Our defensive duration and yield curve positioning detracted as rates fell and the yield curve flattened.  While our overweight to the CMBS sector added to performance, this was offset by exposure in TIPS.

Outlook

The Portfolio’s equity strategy is, as always, long-term focused.  Our discipline is strongest in understanding supply and demand.  Our success in Energy has been a good example of this focus.  The equity portion of the Portfolio lagged the Russell Value Index in part because of the impact the economic slowdown had on Material and Industrial stocks where we are overweight.  All of our research on the underlying strength of the economy suggests that the economy is in an inventory correction, and these economically sensitive stocks will recover.

In the Fixed Income portion of the Portfolio our overall risk posture relative to our market benchmark is low.  We expect the Federal Reserve to continue on a tightening path, and with that, we expect more volatile times ahead.  With this uncertainty in the direction of rates, the Portfolio has a neutral duration stance, with a small bias toward additional yield curve flattening.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of June 30, 2005 (Unaudited)

Company	Shares	Market Value
COMMON STOCK 66.91%
Aerospace & Defense 1.52%
General Dynamics Corp.	6,300	$690,102
United Technologies Corp.	7,200	369,720
		1,059,822
Appliances 0.80%
Whirlpool Corp.	7,900	553,869
Automotive Parts & Equipment 0.18%
BorgWarner, Inc.	2,300	123,441
Banking 5.14%
Bank of America Corp.	26,010	1,186,316
Citigroup, Inc.	30,786	1,423,237
JPMorgan Chase & Co.	12,372	436,979
State Street Corp.	10,900	525,925
		3,572,457
Beverages 1.30%
Coca-Cola Co., The	12,700	530,225
Coca-Cola Enterprises, Inc.	17,100	376,371
		906,596
Broadcasting 0.82%
Comcast Corp. *	18,600	571,020
Chemicals 1.93%
E.I. du Pont de Nemours & Co.	23,200	997,832
Rohm & Haas Co.	7,400	342,916
		1,340,748
Computer Equipment & Services 1.18%
International Business Machines Corp.	11,085	822,507
Computer Software 0.97%
Microsoft Corp.	27,125	673,785
Cosmetics & Personal Care 1.02%
Colgate-Palmolive Co.	4,900	244,559
Kimberly-Clark Corp.	7,400	463,166
		707,725
Diversified Operations 1.04%
General Electric Co.	20,800	720,720
Electrical Equipment 0.52%
Emerson Electric Co.	5,800	363,254
Electronics 0.27%
Sony Corp., ADR	5,500	189,420
Electronics - Semiconductors 1.68%
Motorola, Inc.	35,275	644,122
Texas Instruments, Inc.	18,675	524,207
		1,168,329
Environmental Controls 0.99%
Waste Management, Inc.	24,410	691,779
Financial Services 2.78%
MBIA, Inc.	4,600	272,826
MBNA Corp.	16,300	426,408
Merrill Lynch & Company, Inc.	8,500	467,585
PNC Financial Services Group	5,500	299,530
Synovus Financial Corp.	16,400	470,188
		1,936,537
Food Products 0.78%
General Mills, Inc.	7,800	364,962
Tyson Foods, Inc.	10,000	178,000
		542,962
Food Service & Restaurants 0.92%
McDonald’s Corp.	23,100	$641,025
Forest Products & Paper 2.03%
International Paper Co.	11,900	359,499
Weyerhaeuser Co.	16,500	1,050,225
		1,409,724
Government Agency 0.68%
Freddie Mac	7,300	476,179
Household Products 0.94%
Procter & Gamble Co., The	12,400	654,100
Insurance 4.00%
Ace, Ltd.	17,400	780,390
American International Group, Inc.	10,200	592,620
Hartford Financial Services Group, Inc., The	11,400	852,492
Marsh & McLennan Companies, Inc.	9,600	265,920
MetLife, Inc.	6,500	292,110
		2,783,532
Machinery 1.28%
Caterpillar, Inc.	3,900	371,709
Deere & Co.	7,900	517,371
		889,080
Manufacturing 0.88%
Parker-Hannifin Corp.	9,900	613,899
Medical Products 0.35%
Baxter International, Inc.	6,600	244,860
Mining & Metals - Ferrous & Nonferrous 1.67%
Alcoa, Inc.	22,000	574,860
Rio Tinto, PLC, ADR	4,800	585,216
		1,160,076
Mining & Metals - Precious 0.43%
Cameco Corp.	6,700	299,825
Multimedia 1.79%
Gannett Company, Inc.	5,790	411,843
Time Warner, Inc. *	31,545	527,117
Viacom, Inc., Class B	9,500	304,190
		1,243,150
Office Equipment 1.18%
Avery Dennison Corp.	8,000	423,680
Pitney Bowes, Inc.	9,100	396,305
		819,985
Oil & Gas - Distribution & Marketing 0.81%
Burlington Resources, Inc.	10,200	563,448
Oil & Gas - Integrated 9.18%
BPAmoco, PLC, ADR	13,260	827,159
Chevron Corp.	20,100	1,123,992
ConocoPhillips	2,800	160,972
EnCana Corp.	30,578	1,210,583
Exxon Mobil Corp.	35,625	2,047,364
Total, SA, ADR	8,700	1,016,595
		6,386,665
Oil & Gas Services & Equipment 0.68%
Schlumberger, Ltd.	6,200	470,828
Pharmaceutical 5.36%
Abbott Laboratories	22,600	1,107,626
Eli Lilly & Co.	11,900	662,949
Novartis, AG, ADR	7,500	355,800

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Pharmaceutical - continued
Pfizer, Inc.	13,595	$374,950
Schering-Plough Corp.	36,900	703,314
Wyeth	11,700	520,650
		3,725,289
Publishing & Printing 0.08%
New York Times Co., The	1,800	56,070
Retail Stores 1.04%
Family Dollar Stores, Inc.	13,600	354,960
TJX Companies, Inc., The	10,400	253,240
Wal-Mart Stores, Inc.	2,400	115,680
		723,880
Telecommunications - Integrated 2.89%
SBC Communications, Inc.	34,100	809,875
Sprint Corp.	21,400	536,926
Verizon Communications, Inc.	19,300	666,815
		2,013,616
Tobacco 1.22%
Altria Group, Inc.	13,100	847,046
Transportation 3.02%
Canadian National Railway Co.	8,647	498,500
CSX Corp.	17,500	746,550
Union Pacific Corp.	13,200	855,360
		2,100,410
Utilities - Electric & Gas 3.56%
Dominion Resources, Inc.	3,200	234,848
Exelon Corp.	18,700	959,871
Pinnacle West Capital Corp.	10,100	448,945
PPLCorp.	6,400	380,032
Progress Energy, Inc.	10,000	452,400
		2,476,096
TOTAL COMMON STOCK
(Cost $42,740,519)		46,543,754

	Principal Value
CORPORATE BONDS 12.50%
Aerospace & Defense 0.07%
Raytheon Co., 5.375%, due 04/01/13	$50,000	52,071
Agricultural Operations 0.08%
Monsanto Co., 7.375%, due 08/15/12	50,000	58,501
Asset-Backed Securities 2.22%
Capital Auto Receivables Asset Trust, Series 2003-1, Class A4A, 3.100%, due 06/15/10	200,000	196,946
Capital One Master Trust, Series 2001-8A, Class A, 4.600%, due 08/17/09	200,000	201,500
Carmax Auto Owner Trust, Series 2005-1, Class A4, 4.350%, due 03/15/10	100,000	100,690
Fleet Credit Card Master Trust II, Series 2003-A, Class A, 2.400%, due 07/15/08	200,000	198,486
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.590%, due 03/15/30	210,000	222,890
Onyx Acceptance Auto Trust, Series 2003-C, Class A4, 2.660%, due 05/17/10	200,000	196,275
Residential Asset Securities Corp., Series 2004-KS3, Class AI2, 2.170%, due 11/25/24	150,000	148,700
USAAAuto Owner Trust, Series 2004-1, Class A3, 2.060%, due 04/15/08	200,000	197,476
WFS Financial Owner Trust, Series 2004-2, Class A4, 3.540%, due 11/21/11	$80,000	$79,367
		1,542,330
Banking 1.27%
Bank of America Corp., 4.750%, due 08/15/13	100,000	101,814
Citigroup, Inc., 5.000%, due 09/15/14	112,000	114,570
Citigroup, Inc., 6.625%, due 06/15/32	121,000	144,445
Citigroup, Inc., 5.850%, due 12/11/34	50,000	55,272
Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	170,000	168,001
JPMorgan Chase & Co., 6.750%, due 02/01/11	75,000	82,943
Mellon Funding Corp., 5.000%, due 12/01/14	75,000	77,549
U.S. Bancorp, 5.700%, due 12/15/08	60,000	62,774
Wachovia Corp., 5.250%, due 08/01/14	75,000	78,292
		885,660
Beverages 0.53%
Anheuser-Busch Companies, Inc., 6.000%, due 04/15/11	64,000	69,672
Coca-Cola Enterprises, Inc., 5.375%, due 08/15/06	50,000	50,579
Coca-Cola Enterprises, Inc., 6.125%, due 08/15/11	92,000	100,331
Miller Brewing Co., Series 144A, 5.500%, due 08/15/13 #	75,000	77,723
Pepsi Bottling Holdings, Inc., Series 144A, 5.625%, due 02/17/09 #	65,000	68,305
		366,610
Broadcasting 0.47%
Clear Channel Communications, Inc., 4.625%, due 01/15/08	96,000	94,891
Comcast Cable Communications, Inc., 6.750%, due 01/30/11	52,000	57,369
EchoStar DBS Corp., 5.750%, due 10/01/08	173,000	171,919
		324,179
Building Construction 0.08%
Pulte Homes, Inc., 6.250%, due 02/15/13	50,000	53,436
Commercial Mortgage-Backed Securities 2.99%
Aire Valley Mortgages, Series 144A, Series 2004-1A, Class 2A3, 3.610%, Floating Rate, due 09/20/34 #	100,000	100,147
Bank of America Mortgage Securities, Series 2005-A, Class 2A2, 4.480%, Floating Rate, due 02/25/35 †	157,948	158,000
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR6, Class A6, 4.825%, due 11/11/41	150,000	153,044
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T18, Class A4, 4.933%, due 02/13/42	100,000	102,799
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A2, 6.390%, due 11/18/30	200,000	212,830
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.936%, due 05/15/38	200,000	192,792
ERAC USA, Series144A, 5.600%, due 05/01/15 #	50,000	51,666
Everest RE Holdings, 5.400%, due 10/15/14	25,000	25,676
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.317%, due 06/10/36	200,000	210,895
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, due 08/10/42	100,000	101,765
GS Mortgage Securities Corporation II, Series 2004-GG2, Class A6, 5.396%, due 08/10/38	150,000	158,993
IMPAC CMB Trust, Series 2005-4, Class 1M1, 3.744%, Floating Rate,due 05/25/35 †	121,493	121,493

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Commercial Mortgage-Backed Securities - continued
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462%, due 03/15/31	$140,000	$156,354
Morgan Stanley Capital I, Series 1999-WF1, Class A2, 6.210%, due 11/15/31	125,000	131,720
Prudential Commercial Mortgage Trust, Series 2003- PWR1, Class A2, 4.490%, due 02/11/36	200,000	200,398
		2,078,572
Computer Equipment & Services 0.14%
Hewlett-Packard Co., 3.625%, due 03/15/08	99,000	97,687
Financial Services 0.87%
Countrywide Home Loans, Inc., 2.875%, due 02/15/07	180,000	176,245
Devon Financing Corp., 6.875%, due 09/30/11	50,000	55,948
Ford Motor Credit Co., 7.000%, due 10/01/13	45,000	43,177
International Lease Finance Corp., 5.000%, due 04/15/10	50,000	50,986
Merrill Lynch & Company, Inc., 6.000%, due 02/17/09	75,000	79,118
Morgan Stanley, 4.750%, due 04/01/14	125,000	123,146
Prudential Financial, Inc., 4.500%, due 07/15/13	75,000	74,639
		603,259
Food Products 0.24%
American Stores Co., 8.000%, due 06/01/26	45,000	51,692
Kellogg Co., Series B, 7.450%, due 04/01/31	46,000	60,988
Kraft Foods, Inc., 6.250%, due 06/01/12	50,000	54,966
		167,646
Food Service & Restaurants 0.09%
Yum! Brands, Inc., 8.875%, due 04/15/11	50,000	60,581
Forest Products & Paper 0.13%
Weyerhaeuser Co., 7.375%, due 03/15/32	75,000	88,438
Healthcare 0.07%
UnitedHealth Group, Inc., 5.200%, due 01/17/07	50,000	50,804
Insurance 0.87%
Ace INA Holdings, Inc., 5.875%, due 06/15/14	75,000	78,597
American International Group, Inc., SunAmerica Global Financing IX, Series 144A, 5.100%, due 01/17/07 #	130,000	131,615
Berkshire Hathaway, Inc., 3.375%, due 10/15/08	95,000	92,424
Hartford Financial Services Group, Inc., The, 4.750%, due 03/01/14	75,000	74,872
Marsh & McLennan Companies, Inc., 5.375%, due 03/15/07	105,000	106,371
St. Paul Travelers Companies, Inc., The, 8.125%, due 04/15/10	75,000	86,617
XL Capital, Ltd., 5.250%, due 09/15/14	35,000	35,502
		605,998
Motor Vehicle Manufacturing 0.12%
DaimlerChrysler North America Holding Corp., 8.000%, due 06/15/10	75,000	84,776
Multimedia 0.41%
News America, Inc., 7.625%, due 11/30/28	50,000	60,388
Time Warner, Inc., 7.700%, due 05/01/32	179,000	226,439
		286,827
Oil & Gas - Distribution & Marketing 0.07%
Kinder Morgan Energy Partners, LP, 5.000%, due 12/15/13	50,000	50,341
Oil & Gas Services & Equipment 0.07%
Halliburton Co., 5.500%, due 10/15/10	$50,000	$52,437
Packaging & Containers 0.08%
Sealed Air Corp., Series 144A, 6.875%, due 07/15/33 #	50,000	55,389
Retail Stores 0.45%
Federated Department Stores, Inc., 6.900%, due 04/01/29	50,000	57,964
Fred Meyer, Inc., 7.450%, due 03/01/08	43,000	46,254
Staples, Inc., 7.125%, due 08/15/07	10,000	10,597
Staples, Inc., 7.375%, due 10/01/12	40,000	46,241
Target Corp., 5.500%, due 04/01/07	70,000	71,810
Wal-Mart Stores, Inc., 6.875%, due 08/10/09	75,000	82,653
		315,519
Telecommunications - Integrated 0.43%
BellSouth Corp., 4.750%, due 11/15/12	65,000	65,341
MCI, Inc., 6.908%, due 05/01/07	66,000	66,908
MCI, Inc., 7.735%, due 05/01/14	2,000	2,243
SBC Communications, Inc., 5.100%, due 09/15/14	15,000	15,337
Sprint Capital Corp., 8.375%, due 03/15/12	50,000	60,141
Verizon Maryland, Inc., 5.125%, due 06/15/33	92,000	86,242
		296,212
Telecommunications - Wireless 0.12%
AT&T Wireless Services, Inc., 7.500%, due 05/01/07	76,000	80,500
Textiles & Apparel 0.07%
Mohawk Industries, Inc., 7.200%, due 04/15/12	40,000	45,717
Transportation 0.07%
CSX Corp., 5.300%, due 02/15/14	50,000	51,743
Utilities - Electric & Gas 0.49%
American Electric Power Co., 5.375%, due 03/15/10	33,000	34,246
Duke Energy Corp., 4.200%, due 10/01/08	75,000	74,731
MidAmerican Energy Holdings Co., 3.500%, due 05/15/08	91,000	88,681
PG&E Corp., 2.720%, due 04/03/06	4,000	4,000
PG&E Corp., 4.200%, due 03/01/11	56,000	55,011
PG&E Corp., 6.050%, due 03/01/34	24,000	26,450
TXU Energy Co., 7.000%, due 03/15/13	50,000	55,762
		338,881
TOTAL CORPORATE BONDS
(Cost $8,531,364)		8,694,114

FOREIGN BONDS 1.02%
Banking 0.12%
HBOS, PLC, Series 144A, 6.000%, due 11/01/33 #	75,000	83,727
Broadcasting 0.31%
British Sky Broadcasting Group, PLC, 6.875%, due 02/23/09	198,000	213,013
Commercial Mortgage-Backed Securities 0.08%
Permanent Financing, PLC, 3.729%, Floating Rate, due 06/10/42	55,000	54,970
Financial Services 0.22%
Deutsche Telekom International Finance, BV, 3.875%, due 07/22/08	156,000	154,264

See notes to financial statements.

Company	Principal Value	Market Value
FOREIGN BONDS - Continued
Foreign Government 0.02%
Republic of South Africa, 6.500%, due 06/02/14	$15,000	$16,744
Manufacturing 0.11%
Tyco International Group, SA, 6.000%, due 11/15/13	70,000	76,125
Telecommunications - Integrated 0.04%
Telecom Italia Capital, Series 144A, 6.000%, due 09/30/34 #	25,000	25,523
Telecommunications - Wireline 0.12%
France Telecom, SA, 8.750%, Step-up, due 03/01/11	75,000	87,036
TOTAL FOREIGN BONDS
(Cost $695,893)		711,402

GOVERNMENT & AGENCY OBLIGATIONS 18.75%
Government Agency 0.38%
Fannie Mae, 5.000%, due 01/15/07	225,000	229,093
Freddie Mac, 5.750%, due 03/15/09	36,000	38,226
		267,319
Mortgage-Backed Securities 12.03%
Fannie Mae, Pool #545322, 6.009%, due 11/01/11	144,940	155,553
Fannie Mae, Pool #545316, 5.636%, due 12/01/11	191,523	203,839
Fannie Mae, Pool #254274, 6.000%, due 03/01/12	174,587	181,667
Fannie Mae, Pool #725217, 4.760%, due 02/01/14	392,284	401,385
Fannie Mae, Pool #725457, 4.652%, due 04/01/14	428,346	435,685
Fannie Mae, Pool #529245, 6.500%, due 09/01/14	144,400	150,387
Fannie Mae, Pool #555534, 6.500%, due 04/01/18	171,039	178,134
Fannie Mae, Pool #764283, 5.000%, due 01/01/19	446,865	452,398
Fannie Mae, Pool #765508, 5.500%, due 01/01/19	484,253	497,399
Fannie Mae, Pool #772424, 5.000%, due 01/01/19	361,967	366,306
Fannie Mae, Pool #742281, 5.000%, due 03/01/19	62,206	62,936
Fannie Mae, Pool #773873, 5.000%, due 04/01/19	446,677	451,919
Fannie Mae, Pool #751999, 5.000%, due 06/01/19	47,447	48,004
Fannie Mae, Pool #779013, 5.000%, due 06/01/19	396,787	401,444
Fannie Mae, Pool #780310, 5.000%, due 06/01/19	411,676	416,508
Fannie Mae, Pool #782586, 5.000%, due 06/01/19	348,727	352,819
Fannie Mae, Pool #772244, 5.500%, due 07/01/19	208,867	214,547
Fannie Mae, Pool #725205, 5.000%, due 03/01/34	685,935	686,897
Fannie Mae, Pool #782685, 5.500%, due 06/01/34	449,579	455,993
Fannie Mae, Pool #799334, 5.500%, due 12/01/34	194,880	197,660
Freddie Mac, PC Gold, Pool #G10688, 6.000%, due 08/01/11	$233,774	$241,785
Freddie Mac, PC Gold, Pool #G18010, 5.500%, due 09/01/19	452,026	464,215
Government National Mortgage Association, Pool #525586, 7.500%, due 02/15/30	105,864	113,471
Government National Mortgage Association, Pool #570465, 6.500%, due 11/15/31	217,540	227,465
Government National Mortgage Association, Pool #781431, 7.000%, due 04/15/32	256,971	272,189
Government National Mortgage Association, Pool #564798, 6.000%, due 03/15/34	146,923	151,650
Government National Mortgage Association, Pool #605431, 5.500%, due 05/15/34	191,910	196,175
Government National Mortgage Association, Pool #781856, 6.000%, due 01/15/35	375,418	387,758
		8,366,188
U.S. Treasury Bills, Bonds, and Notes 6.34%
U.S. Treasury Note, 3.750%, due 03/31/07	400,000	400,609
U.S. Treasury Note, 6.000%, due 08/15/09	314,000	341,168
U.S. Treasury Note, 3.375%, due 09/15/09	725,000	715,286
U.S. Treasury Inflation- Indexed Note, 4.250%, due 01/15/10	433,646	487,987
U.S. Treasury Inflation- Indexed Note, 1.875%, due 07/15/13	201,267	205,567
U.S. Treasury Bond, 9.250%, due 02/15/16	275,000	398,428
U.S. Treasury Bond, 8.750%, due 05/15/17	225,000	323,060
U.S. Treasury Bond, 7.250%, due 08/15/22	555,000	755,233
U.S. Treasury Bond, 6.250%, due 08/15/23	627,000	781,374
		4,408,712

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $12,828,975)		13,042,219

TOTAL INVESTMENTS
(Cost $64,796,751)	99.18%	68,991,489
OTHER ASSETS, LESS LIABILITIES	0.82	570,040

TOTAL NET ASSETS	100.00%	$69,561,529

*      Non-income producing security.

#      Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

†      Fair Valued Security (See Note B).

ADR - American Depositary Receipt

MTN - Medium Term Note

PLC - Public Limited Company

Step-up - Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate as of June 30, 2005.

See notes to financial statements.

MONEY MARKET PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Massachusetts Financial Services Company (Since 08/28/97)

INVESTMENT OBJECTIVE

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

7 Day Effective Yield	2.66%
Dollar Weighted Average Maturity	31 Days

Inception Date - August 1, 1985

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

Past performance is not indicative of future results.

PERCENT OF INVESTMENTS

PORTFOLIO QUALITY	% OF INVESTMENTS

P-1	100.00%

P-1 is the highest rating of Moody’s Investors Service’s short-term credit quality ratings.

PORTFOLIO COMMENTARY

Market environment

As 2005 began, the U.S. economy, in our view, was still in the midst of the economic expansion that began in the spring of 2003.  However, some measures of the economy, such as earnings and GDP(gross domestic product) growth, eased from the rates we saw early in the recovery.

The U.S. fixed income market experienced a continued flattening of the yield curve during the six-month period ended June 30, 2005, as interest rates on the short end of the curve moved up while rates on the long end were flat to down. Job growth ebbed and flowed during the period as uncertainty about the employment situation helped to push down yields on longer-dated bonds. Moderate GDP growth and a rise in oil prices to record levels weighed on investor and business confidence as did concern about the credit quality of some major U.S. automotive corporations.

Despite the somewhat mixed picture presented by economic indicators throughout the period, the U.S. Federal Reserve Board raised its target for the federal funds rate four times, emphasizing the committee’s belief that the existing accommodative monetary policy “can be removed at a pace that is likely to be measured.”

Factors impacting performance

During the period, we maintained our weighted average maturity for the Money Market Portfolio, ending the period with a maturity of 31 days. Essentially, we looked to cut our interest-rate risk as short-term rates rose.

The moderate yet steady growth of the economy encouraged a rise in M&A activity leading to an increase in the supply of commercial paper. This profusion of new issuance, throughout the curve, allowed the Portfolio to augment its position in this asset sector.

Portfolio positioning

As of period-end on June 30, 2005, 80% of the Portfolio’s assets were invested in high-quality commercial paper.  The balance of the Portfolio was invested in US government sponsored agencies and certificates of deposit.

Commitment to quality

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the Portfolio’s objectives of income, capital preservation, and liquidity.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover.  The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period.  These views should not be construed as a recommendation to purchase or sell securities.  Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of June 30, 2005 (Unaudited)

Company	Principal Value	Market Value
CERTIFICATES OF DEPOSIT 7.42%
Calyon NY, 3.370%, due 09/20/05	$1,973,000	$1,972,521
Credit Suisse First Boston, NY, 3.100%, due 07/11/05	2,640,000	2,639,997
		4,612,518

TOTAL CERTIFICATES OF DEPOSIT
(Cost $4,613,000)		4,612,518

COMMERCIAL PAPER 80.59%
Aerospace & Defense 1.93%
United Technologies Corp., Series 144A, 3.300%, due 07/01/05 #	1,200,000	1,200,000
Banking 13.95%
Dexia Delaware, LLC, 3.330%, due 08/18/05	285,000	283,735
Dexia Delaware, LLC, 3.310%, due 08/24/05	1,958,000	1,948,279
Dexia Delaware, LLC, 3.380%, due 09/13/05	265,000	263,176
HBOS Treasury Services, PLC, 3.370%, due 09/07/05	1,390,000	1,381,239
HSBC USA, Inc., 3.390%, due 09/27/05	2,538,000	2,516,856
UBS Finance Delaware, LLC, 3.360%, due 09/06/05	2,300,000	2,285,729
		8,679,014
Beverages 4.00%
Anheuser-Busch Companies, Inc., Series 144A, 2.960%, due 07/07/05 #	2,490,000	2,488,771
Capital Markets 15.30%
Goldman Sachs Group, Inc., The, 3.090%, due 07/08/05	2,509,000	2,507,493
Merrill Lynch & Company, Inc., 3.100%, due 07/11/05	2,515,000	2,512,834
Morgan Stanley, 3.000%, due 07/07/05	165,000	164,918
Morgan Stanley, 3.020%, due 07/08/05	2,330,000	2,328,632
Citigroup Funding, Inc., 3.430%, due 07/01/05	2,005,000	2,005,000
		9,518,877
Chemicals 4.03%
E.I. du Pont de Nemours & Co., 3.080%, due 07/25/05	2,514,000	2,508,838
Consumer Finance 16.30%
American Express Credit Corp., 3.150%, due 08/09/05	2,630,000	2,621,025
American General Finance Corp., 3.130%, due 07/28/05	2,540,000	2,534,037
General Electric Capital Corp., 3.400%, due 07/01/05	405,000	405,000
General Electric Capital Corp., 3.100%, due 07/18/05	2,095,000	2,091,933
Toyota Motor Credit Corp., 3.000%, due 07/06/05	2,490,000	2,488,963
		10,140,958
Diversified Financial Services 8.08%
Metlife Funding, Inc., 3.320%, due 08/23/05	2,524,000	2,511,663
Verizon Network Funding Corp., 3.360%, due 08/30/05	2,525,000	2,510,893
		5,022,556
Household Products 4.21%
Procter & Gamble Co., The, Series 144A, 3.040%, due 07/20/05 #	$2,625,000	$2,620,789
Insurance 4.03%
ING America Insurance Holdings, 3.320%, due 09/06/05	2,520,000	2,504,222
Multimedia 4.02%
McGraw Hill Companies, Inc., The, 3.030%, due 07/07/05	2,500,000	2,498,738
Retail Stores 4.15%
Wal-Mart Stores, Inc., Series 144A, 3.040%, due 07/11/05 #	2,581,000	2,578,820
Telecommunications - Integrated 0.59%
SBC Communications, Inc., Series 144A, 3.150%, due 07/18/05 #	370,000	369,449

TOTAL COMMERCIAL PAPER
(Cost $50,131,101)		50,131,032

U.S. GOVERNMENT AGENCY OBLIGATIONS 12.01%
Fannie Mae, 2.990%, due 07/20/05	1,986,000	1,982,866
Fannie Mae, 3.290%, due 09/14/05	1,500,000	1,489,500
Freddie Mac, Reference Bill, 2.950%, due 07/05/05	2,500,000	2,499,180
Freddie Mac, Reference Bill, 2.975%, due 07/12/05	1,500,000	1,498,637
		7,470,183

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,470,402)		7,470,183

TOTAL INVESTMENTS
(Cost $62,214,503)	100.02%	62,213,733
OTHER ASSETS, LESS LIABILITIES	(0.02)	(11,753)

TOTAL NET ASSETS	100.00%	$62,201,980

#      Commercial paper exempt from registration under Section 4(2) and Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors” (See Note H).

See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Capital Growth Portfolio	Growth Portfolio	Strategic Growth Portfolio	S&P 500 Index Portfolio	Value Portfolio
Assets
Investments, at cost	$157,270,897	$33,516,505	$72,829,807	$263,815,815	$68,698,196
Investments in unaffiliated issuers, at market value* (Notes B and C)	$171,140,352	$38,610,643	$83,410,910	$248,007,060	$84,648,278
Investments in affiliated issuers, at market value* (Notes B and C)			1,649,351	394,663
Cash*	886,564	555,636		1,953,605	1,501,099
Foreign currency (Cost $17 and $43,827, respectively)
Accrued investment income, net of foreign taxes	143,402	34,081	92,409	316,530	134,168
Receivable for portfolio securities sold	4,421,777	495,608	480,558
Receivable for foreign currency contracts
Total Assets	176,592,095	39,695,968	85,633,228	250,671,858	86,283,545

Liabilities
Collateral on securities loaned, at value				21,402,585
Amounts owed to banks			35,437
Payable for portfolio securities purchased	1,530,391	448,982	277,411
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)	105,712	21,054	55,206	45,665	52,932
Accrued custody fees	786	2,354	2,726		229
Accrued director fees	1,030	230	503		502
Accrued expenses	8,848	2,409	5,016	7,610	4,517
Payable for daily variation on futures contracts				14,430
Total Liabilities	1,646,767	475,029	376,299	21,470,290	58,180

NET ASSETS	$174,945,328	$39,220,939	$85,256,929	$229,201,568	$86,225,365

Net Assets Consist of:
Par value	$82,759	$27,703	$61,497	$277,717	$39,745
Capital paid in	207,062,434	61,743,214	144,659,133	259,176,939	70,122,210
Undistributed net investment income (loss)	22,156	62,201	131,833	1,808,512	513,296
Accumulated net realized gain (loss)	(46,091,476)	(27,706,317)	(71,825,109)	(16,629,438)	(399,968)
Net unrealized gain (loss) on investments	13,869,455	5,094,138	12,230,454	(15,414,092)	15,950,082
Net unrealized loss on futures contracts				(18,070)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency			(879)

NET ASSETS	$174,945,328	$39,220,939	$85,256,929	$229,201,568	$86,225,365
Shares of common stock outstanding ($0.01 par value, 1,000,000,000 shares authorized)	8,275,914	2,770,281	6,149,724	27,771,645	3,974,473

Net asset value, offering & redemption price per share	$21.14	$14.16	$13.86	$8.25	$21.69

*      For the S&P 500 Index Portfolio, investments in unaffiliated issuers at market value include $20,599,378 of securities loaned, investments in affiliated issuers at market value include $145,462 of securities loaned and cash includes $1,626,969 pledged to cover collateral requirements for futures contracts. (Note B)

See notes to financial statements.

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small Company Portfolio	Small-Cap Value Portfolio	International Equity Portfolio	World Growth Stock Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Money Market Portfolio
Assets
Investments, at cost	$19,186,890	$38,173,401	$53,750,780	$39,759,336	$35,932,692	$99,897,103	$21,324,626	$64,796,751	$62,214,503
Investments in unaffiliated issuers, at market value* (Notes B and C)	$22,679,502	$43,810,770	$62,013,069	$48,450,381	$38,044,237	$120,414,790	$21,618,776	$68,991,489	$62,213,733
Investments in affiliated issuers, at market value* (Notes B and C)
Cash*	202,725	91,638	2,304,848	553,341	692,846	3,480,710	50,776	582,770	588
Foreign currency (Cost $17 and $43,827, respectively)		17				43,265
Accrued investment income, net of foreign taxes	7,256	51,082	6,201	57,592	381,158	301,057	380,452	277,915	16,798
Receivable for portfolio securities sold	116,569	387,744	985,374	1,295,228	334,906		694,081	10,094
Receivable for foreign currency contracts					912		3,248
Total Assets	23,006,052	44,341,251	65,309,492	50,356,542	39,454,059	124,239,822	22,747,333	69,862,268	62,231,119

Liabilities
Collateral on securities loaned, at value
Amounts owed to banks
Payable for portfolio securities purchased	95,018	93,145	965,612	221,973	413,325	67,584	763,863	255,987
Payable for foreign currency contracts							366
Accrued investment advisory fees (Note E)	16,841	36,671	38,994	51,172	31,942	76,496	13,441	37,516	25,252
Accrued custody fees	2,279	821	1,626	960	5,774	3,344	1,893	1,602	441
Accrued director fees	132	259	367	289	225	719	127	408	363
Accrued expenses	1,704	2,753	3,689	2,800	3,691	8,762	3,991	5,226	3,083
Payable for daily variation on futures contracts
Total Liabilities	115,974	133,649	1,010,288	277,194	454,957	156,905	783,681	300,739	29,139

NET ASSETS	$22,890,078	$44,207,602	$64,299,204	$50,079,348	$38,999,102	$124,082,917	$21,963,652	$69,561,529	$62,201,980

Net Assets Consist of:
Par value	$23,085	$34,697	$44,213	$35,899	$39,528	50,300	$28,199	$52,486	$57,703
Capital paid in	19,894,996	35,481,693	76,321,924	37,980,120	48,471,099	98,335,959	24,465,436	65,636,892	61,479,297
Undistributed net investment income (loss)	(79,836)	4,249	(202,462)	76,976	152,247	1,614,477	761,074	818,414	665,750
Accumulated net realized gain (loss)	(440,779)	3,049,203	(20,126,760)	3,295,308	(11,765,036)	3,571,659	(3,588,072)	(1,141,002)
Net unrealized gain (loss) on investments	3,492,612	5,637,369	8,262,289	8,691,045	2,111,545	20,517,687	294,150	4,194,738	(770)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency		391			(10,281)	(7,165)	2,865	1

NET ASSETS	$22,890,078	$44,207,602	$64,299,204	$50,079,348	$38,999,102	$124,082,917	$21,963,652	$69,561,529	$62,201,980
Shares of common stock outstanding ($0.01 par value, 1,000,000,000 shares authorized)	2,308,482	3,469,659	4,421,228	3,589,862	3,952,745	5,030,019	2,819,814	5,248,584	5,770,341

Net asset value, offering & redemption price per share	$9.92	$12.74	$14.54	$13.95	$9.87	$24.67	$7.79	$13.25	$10.78

See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2005 (Unaudited)

	Capital Growth Portfolio	Growth Portfolio	Strategic Growth Portfolio	S&P 500 Index Portfolio	Value Portfolio
Investment Income
Income from unaffiliated issuers:
Interest	$32,301	$4,728	$4,319	$46,600	$22,300
Dividends	695,031	206,098	510,202	2,070,820	838,042
Security lending (Note B)				8,675
Foreign taxes withheld	(10,877)	(537)	(16,041)		(1,801)
Total income from unaffiliated issuers	716,455	210,289	498,480	2,126,095	858,541

Income from affiliated issuers:
Interest			15,121
Dividends				5,689
Total income from affiliated issuers			15,121	5,689

Total investment income	716,455	210,289	513,601	2,131,784	858,541

Expenses:
Advisory fees (Note E)	631,463	126,345	339,154	277,090	313,674
Custodian fees	4,103	6,098	8,488	16,616	2,067
Shareholder reports	23,062	5,172	11,382	30,725	11,154
Professional fees	18,206	4,083	8,985	24,256	8,806
Directors fees	6,108	1,370	3,014	8,138	2,954
Security valuation	1,439	2,796	5,850	15,388	1,793
Miscellaneous expenses	9,918	2,224	4,895	22,888	4,797

Gross expenses	694,299	148,088	381,768	395,101	345,245
Expenses paid by JPIA (Note E)				(71,829)
Total net expenses	694,299	148,088	381,768	323,272	345,245

Net investment income (loss)	22,156	62,201	131,833	1,808,512	513,296

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net realized gain (loss) on investments	(611,286)	1,736,350	3,350,375	(1,108,066)	3,767,126
Net realized gain on futures contracts				12,718
Net realized gain (loss) from foreign currency transactions			(12,982)
Change in net unrealized gain (loss) on investments	(2,797,456)	(1,276,483)	(4,633,234)	(2,800,282)	(2,133,316)
Change in net unrealized loss on futures contracts				(45,598)
Change in net unrealized gain (loss) on translation of assets and liabilities in foreign currency			(1,550)

Net realized and unrealized gain (loss) on investments and foreign currency	(3,408,742)	459,867	(1,297,391)	(3,941,228)	1,633,810
Net increase (decrease) in net assets resulting from operations	$(3,386,586)	$522,068	$(1,165,558)	$(2,132,716)	$2,147,106

See notes to financial statements.

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small Company Portfolio	Small-Cap Value Portfolio	International Equity Portfolio	World Growth Stock Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Money Market Portfolio
Investment Income
Income from unaffiliated issuers:
Interest	$4,145	$7,215	$26,616	$19,745	$8,090	$41,879	$855,709	$550,093	$840,975
Dividends	39,653	247,648	39,734	405,869	427,924	2,372,779	5,329	543,260
Security lending (Note B)
Foreign taxes withheld	(37)	(2,120)			(45,460)	(269,680)	(119)	(4,699)
Total income from unaffiliated issuers	43,761	252,743	66,350	425,614	390,554	2,144,978	860,919	1,088,654	840,975

Income from affiliated issuers:
Interest
Dividends
Total income from affiliated issuers

Total investment income	43,761	252,743	66,350	425,614	390,554	2,144,978	860,919	1,088,654	840,975

Expenses:
Advisory fees (Note E)	102,907	223,227	234,360	324,175	192,623	462,556	82,520	229,002	151,207
Custodian fees	9,497	7,721	9,864	5,420	19,585	10,779	12,309	7,380	3,581
Shareholder reports	3,044	5,734	8,311	6,711	5,123	16,409	2,929	9,376	8,112
Professional fees	2,403	4,526	6,561	5,298	4,044	12,912	2,312	7,402	6,404
Directors fees	806	1,519	2,201	1,777	1,357	4,346	776	2,483	2,149
Security valuation	3,631	3,301	3,941	2,371	10,076	16,442	17,572	10,565	283
Miscellaneous expenses	1,309	2,466	3,574	2,886	2,203	7,057	1,260	4,032	3,489

Gross expenses	123,597	248,494	268,812	348,638	235,011	530,501	119,678	270,240	175,225
Expenses paid by JPIA (Note E)	123,597	248,494	268,812	348,638	235,011	530,501	119,678	270,240	175,225
Total net expenses
	(79,836)	4,249	(202,462)	76,976	155,543	1,614,477	741,241	818,414	665,750
Net investment income (loss)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net realized gain (loss) on investments	1,084,474	3,541,390	(159,063)	3,332,839	1,757,585	3,633,811	155,435	1,025,465
Net realized gain on futures contracts
Net realized gain (loss) from foreign currency transactions		(2,081)			(13,287)	(62,152)	(32,351)
Change in net unrealized gain (loss) on investments	(808,616)	(2,930,894)	71,451	(3,448,807)	(3,210,046)	(6,430,507)	(912,582)	(1,710,047)	(1,901)
Change in net unrealized loss on futures contracts
Change in net unrealized gain (loss) on translation of assets and liabilities in foreign currency		(444)			(18,921)	(14,735)	21,854	(558)

Net realized and unrealized gain (loss) on investments and foreign currency	275,858	607,971	(87,612)	(115,968)	(1,484,669)	(2,873,583)	(702,942)	(685,140)	(1,901)
Net increase (decrease) in net assets resulting from operations	$196,022	$612,220	$(290,074)	$(38,992)	$(1,329,126)	$(1,259,106)	$38,299	$133,274	$663,849

See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Capital Growth		Growth		Strategic Growth
	Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December
	30, 2005	31, 2004	30, 2005	31, 2004	30, 2005	31, 2004
Increase (decrease) in net assets:

Net investment income (loss)	$22,156	$234,799	$62,201	$(18,631)	$131,833	$433,843

Net realized gain (loss) on security transactions	(611,286)	17,875,688	1,736,350	4,940,493	3,350,375	5,981,507

Net realized gain on futures contracts

Net realized gain (loss) from foreign currency transactions					(12,982)	(15,922)

Net unrealized gain (loss) on investments	(2,797,456)	(1,400,305)	(1,276,483)	(473,787)	(4,633,234)	1,786,354

Net unrealized loss on futures contracts

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency					(1,550)	68

Net increase (decrease) in net assets resulting from operations	(3,386,586)	16,710,182	522,068	4,448,075	(1,165,558)	8,185,850

Distribution to shareholders from net investment income (Note D)	(234,799)				(417,921)

Distribution to shareholders from capital gains (Note D)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(10,698,730)	(17,629,807)	(2,553,173)	(4,527,000)	(4,735,689)	(6,260,618)

Net increase (decrease) in net assets	(14,320,115)	(919,625)	(2,031,105)	(78,925)	(6,319,168)	1,925,232

NET ASSETS:

Beginning of Period	189,265,443	190,185,068	41,252,044	41,330,969	91,576,097	89,650,865

End of Period	$174,945,328	$189,265,443	$39,220,939	$41,252,044	$85,256,929	$91,576,097

Undistributed net investment income (loss)	$22,156	$234,799	$62,201	$	$131,833	$417,921

See notes to financial statements.

	S&P 500 Index		Value		Mid-Cap Growth		Mid-Cap Value
	Portfolio		Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December	Ended June	December
	30, 2005	31, 2004	30, 2005	31, 2004	30, 2005	31, 2004	30, 2005	31, 2004

Increase (decrease) in net assets:

Net investment income (loss)	$1,808,512	$3,886,468	$513,296	$1,052,321	$(79,836)	$(168,553)	$4,249	$(37,790)

Net realized gain (loss) on security transactions	(1,108,066)	(179,883)	3,767,126	2,429,420	1,084,474	2,891,686	3,541,390	4,980,962

Net realized gain on futures contracts	12,718	425,694

Net realized gain (loss) from foreign currency transactions							(2,081)	(105)

Net unrealized gain (loss) on investments	(2,800,282)	18,825,205	(2,133,316)	5,589,184	(808,616)	(210,303)	(2,930,894)	1,185,972

Net unrealized loss on futures contracts	(45,598)	(186,967)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency							(444)	(4)

Net increase (decrease) in net assets resulting from operations	(2,132,716)	22,770,517	2,147,106	9,070,925	196,022	2,512,830	612,220	6,129,035

Distribution to shareholders from net investment income (Note D)	(3,869,517)	(2,713,997)	(1,052,321)	(776,305)

Distribution to shareholders from capital gains (Note D)							(4,868,674)	(200,105)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(2,086,376)	2,665,433	1,329,048	(7,407,425)	(1,392,392)	(3,270,561)	3,376,055	(860,894)

Net increase (decrease) in net assets	(8,088,609)	22,721,953	2,423,833	887,195	(1,196,370)	(757,731)	(880,399)	5,068,036

NET ASSETS:

Beginning of Period	237,290,177	214,568,224	83,801,532	82,914,337	24,086,448	24,844,179	45,088,001	40,019,965

End of Period	$229,201,568	$237,290,177	$86,225,365	$83,801,532	$22,890,078	$24,086,448	$44,207,602	$45,088,001

Undistributed net investment income (loss)	$1,808,512	$3,869,517	$513,296	$1,052,321	$(79,836)	$	$4,249	$

See notes to financial statements.

	Small		Small-Cap		International
	Company		Value		Equity
	Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December
	30, 2005	31, 2004	30, 2005	31, 2004	30, 2005	31, 2004
Increase (decrease) in net assets:

Net investment income (loss)	$(202,462)	$(456,906)	$76,976	$(117,360)	$155,543	$242,231

Net realized gain (loss) on security transactions	(159,063)	5,509,471	3,332,839	4,942,164	1,757,585	7,217,303

Net realized gain on futures contracts

Net realized gain (loss) from foreign currency transactions					(13,287)	(28,168)

Net unrealized gain (loss) on investments	71,451	(1,166,859)	(3,448,807)	4,102,484	(3,210,046)	(1,732,400)

Net unrealized loss on futures contracts

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency					(18,921)	3,901

Net increase (decrease) in net assets resulting from operations	(290,074)	3,885,706	(38,992)	8,927,288	(1,329,126)	5,702,867

Distribution to shareholders from net investment income (Note D)					(217,411)	(93,767)

Distribution to shareholders from capital gains (Note D)			(4,717,701)	(985,283)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(3,115,805)	(8,694,976)	381,494	1,530,196	49,627	1,698,286

Net increase (decrease) in net assets	(3,405,879)	(4,809,270)	(4,375,199)	9,472,201	(1,496,910)	7,307,386

NET ASSETS:

Beginning of Period	67,705,083	72,514,353	54,454,547	44,982,346	40,496,012	33,188,626

End of Period	$64,299,204	$67,705,083	$50,079,348	$54,454,547	$38,999,102	$40,496,012

Undistributed net investment income (loss)	$(202,462)	$	$76,976	$	$152,247	$214,115

See notes to financial statements.

	World Growth		High Yield				Money
	Stock		Bond		Balanced		Market
	Portfolio		Portfolio		Portfolio		Portfolio
	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year	(Unaudited)	Year
	Six Months	Ended	Six Months	Ended	Six Months	Ended	Six Months	Ended
	Ended June	December	Ended June	December	Ended June	December	Ended June	December
	30, 2005	31, 2004	30, 2005	31, 2004	30, 2005	31, 2004	30, 2005	31, 2004

Increase (decrease) in net assets:

Net investment income (loss)	$1,614,477	$1,877,571	$741,241	$1,538,117	$818,414	$1,530,943	$665,750	$481,240

Net realized gain (loss) on security transactions	3,633,811	8,244,310	155,435	112,323	1,025,465	5,986,635

Net realized gain on futures contracts

Net realized gain (loss) from foreign currency transactions	(62,152)	(54,042)	32,351	(27,326)		31,702

Net unrealized gain (loss) on investments	(6,430,507)	10,221,629	(912,582)	333,030	(1,710,047)	(1,077,150)	(1,901)	(2,196)

Net unrealized loss on futures contracts

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(14,735)	(12,183)	21,854	(5,450)	(558)	(4,207)

Net increase (decrease) in net assets resulting from operations	(1,259,106)	20,277,285	38,299	1,950,694	133,274	6,467,923	663,849	479,044

Distribution to shareholders from net investment income (Note D)	(1,823,529)	(1,304,183)	(1,480,374)	(1,471,717)	(1,562,645)	(1,225,457)	(481,240)	(431,012)

Distribution to shareholders from capital gains (Note D)	(2,886,967)							(21)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	2,565,282	(6,547,818)	60,069	1,443,006	(2,342,194)	(3,221,103)	2,954,705	1,032,228

Net increase (decrease) in net assets	(3,404,320)	12,425,284	(1,382,006)	1,921,983	(3,771,565)	2,021,363	3,137,314	1,080,239

NET ASSETS:

Beginning of Period	127,487,237	115,061,953	23,345,658	21,423,675	73,333,094	71,311,731	59,064,666	57,984,427

End of Period	$124,082,917	$127,487,237	$21,963,652	$23,345,658	$69,561,529	$73,333,094	$62,201,980	$59,064,666

Undistributed net investment income (loss)	$1,614,477	$1,823,529	$761,074	$1,500,207	$818,414	$1,562,645	$665,750	$481,240

See notes to financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period	JEFFERSON PILOT VARIABLE FUND, INC.

		Income From Investment Operations
			Net gains and
	Net asset		losses on
	value,	Net	securities	Total from
	beginning	investment	(both realized	investment
	of period	income (loss)	and unrealized)	operations
Capital Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	$21.51	$—	$(0.34)	$(0.34)
Year ended December 31, 2004	19.65	0.03	1.83	1.86
Year ended December 31, 2003	15.48	—	4.17	4.17
Year ended December 31, 2002	22.47	—	(6.99)	(6.99)
Year ended December 31, 2001	32.57	—	(8.03)	(8.03)
Year ended December 31, 2000	39.27	—	(4.88)	(4.88)
Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	13.95	0.03	0.18	0.21
Year ended December 31, 2004	12.48	(0.01)	1.48	1.47
Year ended December 31, 2003	9.53	(0.05)	3.00	2.95
Year ended December 31, 2002	12.80	—	(3.27)	(3.27)
Year ended December 31, 2001	20.68	—	(6.89)	(6.89)
Year ended December 31, 2000	23.38	—	(0.96)	(0.96)
Strategic Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	14.10	0.02	(0.19)	(0.17)
Year ended December 31, 2004	12.86	0.07	1.17	1.24
Year ended December 31, 2003	9.74	—	3.12	3.12
Year ended December 31, 2002	14.72	—	(4.98)	(4.98)
Year ended December 31, 2001	30.09	—	(9.95)	(9.95)
Year ended December 31, 2000	40.67	0.01	(6.77)	(6.76)
S&P 500 Index Portfolio
Six months ended June 30, 2005 (Unaudited)	8.47	0.07	(0.15)	(0.08)
Year ended December 31, 2004	7.76	0.14	0.67	0.81
Year ended December 31, 2003	6.13	0.10	1.61	1.71
Year ended December 31, 2002	7.97	0.08	(1.84)	(1.76)
Year ended December 31, 2001	9.14	0.08	(1.19)	(1.11)
Period from May 1, 2000 through December 31, 2000 (E)	10.00	0.06	(0.92)	(0.86)
Value Portfolio
Six months ended June 30, 2005 (Unaudited)	21.42	0.13	0.41	0.54
Year ended December 31, 2004	19.33	0.27	2.00	2.27
Year ended December 31, 2003	15.22	0.18	4.07	4.25
Year ended December 31, 2002	19.52	0.14	(4.28)	(4.14)
Year ended December 31, 2001	19.43	0.14	0.15	0.29
Year ended December 31, 2000	20.06	0.21	1.41	1.62
Mid-Cap Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	9.82	0.04	0.06	0.10
Year ended December 31, 2004	8.78	(0.07)	1.11	1.04
Year ended December 31, 2003	5.87	(0.05)	2.96	2.91
Year ended December 31, 2002	8.58	—	(2.71)	(2.71)
Period from May 1, 2001 through December 31, 2001 (F)	10.00	—	(1.42)	(1.42)
Mid-Cap Value Portfolio
Six months ended June 30, 2005 (Unaudited)	14.13	0.01	0.15	0.16
Year ended December 31, 2004	12.26	(0.01)	1.94	1.93
Year ended December 31, 2003	8.57	(0.01)	3.70	3.69
Year ended December 31, 2002	9.92	—	(1.35)	(1.35)
Period from May 1, 2001 through December 31, 2001 (F)	10.00	—	(0.08)	(0.08)

(A)  Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies.  Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.  Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

(C)  The ratio calculates to less than 0.005%

(D)  Jefferson Pilot Investment Advisory Corp. (“JPIA”) has entered into an Expense Reimbursement Plan with the S&P500 Index Portfolio.  JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.  Ratios are shown after reimbursement. Ratios to Average Net Assets before reimbursement are as follows:

See notes to financial statements.

						Ratios to
	Less Distributions to Shareholders					Average Net Assets:
	Dividends
	from net	Distributions		Net asset				Net		Portfolio	Net assets,
	investment	from	Total	value,	Total			investment		turnover	at end
	income	capital gains	distributions	end of period	return (A)	Expenses		income (loss)		rate	of period
Capital Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	$(0.03)	$—	$(0.03)	$21.14	(1.60)%	0.80	% (B)	0.03	% (B)	34.38%	$174,945,328
Year ended December 31, 2004	—	—	—	21.51	9.47%	0.83%		0.13%		162.87%	189,265,443
Year ended December 31, 2003	—	—	—	19.65	26.97%	0.90%		(0.00	% (C)	48.34%	190,185,068
Year ended December 31, 2002	—	—	—	15.48	(31.12)%	0.92%		(0.09)%		52.35%	167,737,547
Year ended December 31, 2001	—	(2.07)	(2.07)	22.47	(25.19)%	1.06%		(0.45)%		42.83%	263,092,721
Year ended December 31, 2000	—	(1.82)	(1.82)	32.57	(13.46)%	1.05%		(0.60)%		23.17%	350,038,157
Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	—	—	—	14.16	1.47%	0.76	% (B)	0.32	% (B)	63.31%	39,220,939
Year ended December 31, 2004	—	—	—	13.95	11.83%	0.81%		(0.05)%		194.77%	41,252,044
Year ended December 31, 2003	—	—	—	12.48	30.85%	0.89%		(0.50)%		169.72%	41,330,969
Year ended December 31, 2002	—	—	—	9.53	(25.53)%	0.86%		(0.55)%		283.59%	31,843,166
Year ended December 31, 2001	—	(0.99)	(0.99)	12.80	(33.76)%	0.87%		(0.35)%		403.36%	49,583,867
Year ended December 31, 2000	—	(1.74)	(1.74)	20.68	(5.71)%	0.84%		(0.23)%		344.98%	79,541,483
Strategic Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	(0.07)	—	(0.07)	13.86	(1.16)%	0.89	% (B)	0.31	% (B)	19.42%	85,256,929
Year ended December 31, 2004	—	—	—	14.10	9.66%	0.91%		0.49%		37.10%	91,576,097
Year ended December 31, 2003	—	—	—	12.86	32.00%	0.92%		0.02%		104.75%	89,650,865
Year ended December 31, 2002	—	—	—	9.74	(33.84)%	0.92%		(0.35)%		118.76%	73,987,892
Year ended December 31, 2001	—	(5.42)	(5.42)	14.72	(35.16)%	0.94%		(0.21)%		270.07%	120,659,006
Year ended December 31, 2000	—	(3.82)	(3.82)	30.09	(19.17)%	0.88%		(0.27)%		204.65%	176,177,466
S&P 500 Index Portfolio
Six months ended June 30, 2005 (Unaudited)	(0.14)	—	(0.14)	8.25	(0.90)%	0.28	% (B)(D)	1.57	% (B)(D)	1.93%	229,201,568
Year ended December 31, 2004	(0.10)	—	(0.10)	8.47	10.56%	0.28	% (D)	1.74	% (D)	1.74%	237,290,177
Year ended December 31, 2003	(0.08)	—	(0.08)	7.76	28.30%	0.28	% (D)	1.48	% (D)	2.10%	214,568,224
Year ended December 31, 2002	(0.08)	—	(0.08)	6.13	(22.34)%	0.28	% (D)	1.28	% (D)	2.86%	165,873,051
Year ended December 31, 2001	(0.06)	—	(0.06)	7.97	(12.18)%	0.28	% (D)	1.09	% (D)	1.59%	189,046,310
Period from May 1, 2000 through December 31, 2000 (E)	—	—	—	9.14	(8.55)%	0.28	% (B)(D)	1.03	% (B)(D)	5.26%	175,931,207
Value Portfolio
Six months ended June 30, 2005 (Unaudited)	(0.27)	—	(0.27)	21.69	2.58%	0.82	% (B)	1.22	% (B)	26.66%	86,225,365
Year ended December 31, 2004	(0.18)	—	(0.18)	21.42	11.85%	0.82%		1.30%		39.07%	83,801,532
Year ended December 31, 2003	(0.14)	—	(0.14)	19.33	28.18%	0.83%		1.08%		70.95%	82,914,337
Year ended December 31, 2002	(0.16)	—	(0.16)	15.22	(21.36)%	0.81%		0.75%		41.00%	69,268,418
Year ended December 31, 2001	(0.19)	(0.01)	(0.20)	19.52	1.54%	0.83%		0.89%		40.95%	96,103,870
Year ended December 31, 2000	(0.17)	(2.08)	(2.25)	19.43	9.25%	0.81%		1.17%		79.47%	82,995,853
Mid-Cap Growth Portfolio
Six months ended June 30, 2005 (Unaudited)	—	—	—	9.92	0.97%	1.08	% (B)	(0.70	% (B)	68.98%	22,890,078
Year ended December 31, 2004	—	—	—	9.82	11.84%	1.09%		(0.77)%		174.75%	24,086,448
Year ended December 31, 2003	—	—	—	8.78	49.59%	1.14%		(0.89)%		167.27%	24,844,179
Year ended December 31, 2002	—	—	—	5.87	(31.62)%	1.16%		(0.94)%		236.16%	12,424,488
Period from May 1, 2001 through December 31, 2001 (F)	—	—	—	8.58	(14.17)%	1.24	% (B)	(0.99	% (B)	182.81%	11,586,092
Mid-Cap Value Portfolio
Six months ended June 30, 2005 (Unaudited)	—	(1.55)	(1.55)	12.74	1.59%	1.15	% (B)	0.02	% (B)	28.90%	44,207,602
Year ended December 31, 2004	—	(0.06)	(0.06)	14.13	15.81%	1.19%		(0.09)%		61.15%	45,088,001
Year ended December 31, 2003	—	—	—	12.26	43.14%	1.21%		(0.16)%		59.63%	40,019,965
Year ended December 31, 2002	—	—	—	8.57	(13.66)%	1.20%		(0.06)%		68.82%	26,343,509
Period from May 1, 2001 through December 31, 2001 (F)	—	—	—	9.92	(0.77)%	1.28	% (B)	0.04	% (B)	34.15%	20,471,181

		Net investment
	Expenses	Income
S&P 500 Index Portfolio
Six months ended June 30, 2005 (unaudited) (B)	0.34%	1.50%
Year ended December 31, 2004	0.34%	1.68%
Year ended December 31, 2003	0.39%	1.37%
Year ended December 31, 2002	0.34%	1.22%
Year ended December 31, 2001	0.35%	1.03%
Period from May 1, 2000 through December 31, 2000 (B)	0.33%	0.98%

(E)  Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(F)  Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

See notes to financial statements.

	Net asset value, beginning of period	Income From Investment Operations
		Net investment income (loss)	Net gains and losses on securities (both realized and unrealized)	Total from investment operations
Small Company Portfolio
Six months ended June 30, 2005 (Unaudited)	$14.57	$0.05	$(0.08)	$(0.03)
Year ended December 31, 2004	13.72	(0.10)	0.95	0.85
Year ended December 31, 2003	9.78	(0.08)	4.02	3.94
Year ended December 31, 2002	13.76	—	(3.98)	(3.98)
Year ended December 31, 2001	14.83	—	(1.07)	(1.07)
Year ended December 31, 2000	18.05	—	(3.22)	(3.22)
Small-Cap Value Portfolio
Six months ended June 30, 2005 (Unaudited)	15.34	0.05	(0.08)	(0.03)
Year ended December 31, 2004	13.08	(0.03)	2.57	2.54
Year ended December 31, 2003	9.63	(0.03)	3.48	3.45
Year ended December 31, 2002	11.07	—	(1.39)	(1.39)
Period from May 1, 2001 through December 31, 2001 (C)	10.00	—	1.14	1.14
International Equity Portfolio
Six months ended June 30, 2005 (Unaudited)	10.26	0.04	(0.37)	(0.33)
Year ended December 31, 2004	8.79	0.06	1.43	1.49
Year ended December 31, 2003	6.79	0.04	2.05	2.09
Year ended December 31, 2002	8.80	0.09	(2.10)	(2.01)
Year ended December 31, 2001	11.42	(0.01)	(2.61)	(2.62)
Year ended December 31, 2000	16.07	0.02	(3.55)	(3.53)
World Growth Stock Portfolio
Six months ended June 30, 2005 (Unaudited)	25.89	0.32	(0.57)	(0.25)
Year ended December 31, 2004	22.08	0.39	3.68	4.07
Year ended December 31, 2003	16.83	0.29	5.30	5.59
Year ended December 31, 2002	20.42	0.24	(3.61)	(3.37)
Year ended December 31, 2001	25.75	0.26	(1.94)	(1.68)
Year ended December 31, 2000	26.08	0.33	0.09	0.42
High Yield Bond Portfolio
Six months ended June 30, 2005 (Unaudited)	8.34	0.28	(0.27)	0.01
Year ended December 31, 2004	8.20	0.55	0.15	0.70
Year ended December 31, 2003	7.35	0.52	0.83	1.35
Year ended December 31, 2002	7.19	0.53	(0.37)	0.16
Year ended December 31, 2001	7.70	0.77	(0.51)	0.26
Year ended December 31, 2000	9.19	0.76	(1.49)	(0.73)
Balanced Portfolio
Six months ended June 30, 2005 (Unaudited)	13.53	0.17	(0.15)	0.02
Year ended December 31, 2004	12.56	0.28	0.90	1.18
Year ended December 31, 2003	11.27	0.21	1.34	1.55
Year ended December 31, 2002	12.34	0.25	(1.02)	(0.77)
Year ended December 31, 2001	13.98	0.30	(0.91)	(0.61)
Year ended December 31, 2000	15.27	0.38	(0.53)	(0.15)
Money Market Portfolio (E)
Six months ended June 30, 2005 (Unaudited)	10.75	0.12	(0.01)	0.11
Year ended December 31, 2004	10.74	0.10	(0.01)	0.09
Year ended December 31, 2003	10.81	0.06	—	0.06
Year ended December 31, 2002	10.98	0.14	—	0.14
Year ended December 31, 2001	10.92	0.36	0.04	0.40
Year ended December 31, 2000	10.85	0.64	(0.03)	0.61

(A)  Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies.  Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.  Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

(C)  Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(D)  In 2003, the International Equity Portfolio received a non-recurring reimbursement which was recorded as a capital contribution.  Excluding the effect of this payment from the Portfolio’s ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91% (see Note E).

See notes to financial statements.

Less Distributions to Shareholders	Ratios to
Dividends	Average Net Assets:
from net	Distributions	Net asset	Net	Portfolio	Net assets,
investment	from	Total	value,	Total	investment	turnover	at end
income	capital gains	distributions	end of period	return (A)	Expenses	income (loss)	rate	of period

Small Company Portfolio
Six months ended June 30, 2005 (Unaudited)	$—	$—	$—	$14.54	(0.20)%	0.86	% (B)	(0.65	)% (B)	65.88%	$64,299,204
Year ended December 31, 2004	—	—	—	14.57	6.21%	0.87%	(0.69)%	125.12%	67,705,083
Year ended December 31, 2003	—	—	—	13.72	40.32%	0.92%	(0.74)%	111.84%	72,514,353
Year ended December 31, 2002	—	—	—	9.78	(28.96)%	0.86%	(0.73)%	57.24%	51,865,535
Year ended December 31, 2001	—	—	—	13.76	(7.18)%	0.86%	(0.64)%	57.96%	78,543,761
Year ended December 31, 2000	—	—	—	14.83	(17.87)%	0.83%	(0.54)%	54.38%	80,284,431
Small-Cap Value Portfolio
Six months ended June 30, 2005 (Unaudited)	—	(1.36)	(1.36)	13.95	0.17%	1.39	% (B)	0.31	% (B)	25.00%	50,079,348
Year ended December 31, 2004	—	(0.28)	(0.28)	15.34	19.77%	1.40%	(0.24)%	44.90%	54,454,547
Year ended December 31, 2003	—	—	—	13.08	35.79%	1.42%	(0.31)%	54.11%	44,982,346
Year ended December 31, 2002	—	(0.05)	(0.05)	9.63	(12.64)%	1.42%	(0.35)%	57.55%	23,439,610
Period from May 1, 2001 through December 31, 2001 (C)	—	(0.07)	(0.07)	11.07	11.37%	1.52	% (B)	(0.17	)% (B)	34.84%	17,943,875
International Equity Portfolio
Six months ended June 30, 2005 (Unaudited)	(0.06)	—	(0.06)	9.87	(3.32)%	1.23	% (B)	0.81	% (B)	103.12%	38,999,102
Year ended December 31, 2004	(0.02)	—	(0.02)	10.26	17.02%	1.28%	0.68%	144.92%	40,496,012
Year ended December 31, 2003	(0.09)	—	(0.09)	8.79	31.38	% (D)	1.29%	0.52%	233.86%	33,188,626
Year ended December 31, 2002	—	—	—	6.79	(22.79)%	1.19%	0.49%	141.40%	25,484,143
Year ended December 31, 2001	—	—	—	8.80	(22.98)%	1.17%	0.20%	97.33%	32,172,905
Year ended December 31, 2000	—	(1.12)	(1.12)	11.42	(23.69)%	1.15%	(0.08)%	142.62%	39,888,260
World Growth Stock Portfolio
Six months ended June 30, 2005 (Unaudited)	(0.38)	(0.59)	(0.97)	24.67	(0.96)%	0.87	% (B)	2.62	% (B)	10.52%	124,082,917
Year ended December 31, 2004	(0.26)	—	(0.26)	25.89	18.56%	0.88%	1.62%	23.78%	127,487,237
Year ended December 31, 2003	(0.34)	—	(0.34)	22.08	34.09%	0.89%	1.57%	25.27%	115,061,953
Year ended December 31, 2002	(0.22)	—	(0.22)	16.83	(16.67)%	0.85%	1.24%	10.02%	95,116,449
Year ended December 31, 2001	(0.39)	(3.26)	(3.65)	20.42	(6.42)%	0.86%	1.21%	28.49%	118,895,577
Year ended December 31, 2000	(0.36)	(0.39)	(0.75)	25.75	1.54%	0.85%	1.42%	51.56%	132,977,195
High Yield Bond Portfolio
Six months ended June 30, 2005 (Unaudited)	(0.56)	—	(0.56)	7.79	0.22%	1.09	% (B)	6.74	% (B)	30.69%	21,963,652
Year ended December 31, 2004	(0.56)	—	(0.56)	8.34	9.05%	1.10%	6.97%	67.65%	23,345,658
Year ended December 31, 2003	(0.50)	—	(0.50)	8.20	19.52%	1.13%	7.30%	73.91%	21,423,675
Year ended December 31, 2002	—	—	—	7.35	2.13%	1.16%	7.79%	59.65%	15,808,770
Year ended December 31, 2001	(0.77)	—	(0.77)	7.19	3.43%	1.11%	8.65%	58.23%	13,842,770
Year ended December 31, 2000	(0.76)	—	(0.76)	7.70	(7.92)%	1.17%	8.50%	38.15%	9,265,526
Balanced Portfolio
Six months ended June 30, 2005 (Unaudited)	(0.30)	—	(0.30)	13.25	0.19%	0.77	% (B)	2.32	% (B)	16.72%	69,561,529
Year ended December 31, 2004	(0.21)	—	(0.21)	13.53	9.61%	0.81%	2.20%	112.30%	73,333,094
Year ended December 31, 2003	(0.26)	—	(0.26)	12.56	14.04%	0.89%	1.86%	75.16%	71,311,731
Year ended December 31, 2002	(0.30)	—	(0.30)	11.27	(6.36)%	0.86%	2.24%	84.81%	62,497,042
Year ended December 31, 2001	(0.37)	(0.66)	(1.03)	12.34	(4.29)%	0.86%	2.55%	113.93%	65,749,492
Year ended December 31, 2000	(0.31)	(0.83)	(1.14)	13.98	(1.45)%	0.79%	2.98%	74.92%	61,953,375
Money Market Portfolio (E)
Six months ended June 30, 2005 (Unaudited)	(0.08)	—	(0.08)	10.78	1.08%	0.57	% (B)	2.18	% (B)	N/A	(F)	62,201,980
Year ended December 31, 2004	(0.08)	—	(G)	(0.08)	10.75	0.79%	0.58%	0.79%	N/A	(F)	59,064,666
Year ended December 31, 2003	(0.13)	—	(G)	(0.13)	10.74	0.59%	0.58%	0.60%	N/A	(F)	57,984,427
Year ended December 31, 2002	(0.31)	—	(0.31)	10.81	1.22%	0.57%	1.27%	N/A	(F)	73,809,628
Year ended December 31, 2001	(0.34)	—	(0.34)	10.98	3.77%	0.59%	3.32%	N/A	(F)	65,665,740
Year ended December 31, 2000	(0.54)	—	(0.54)	10.92	5.90%	0.57%	5.74%	N/A	(F)	30,304,739

(E)  Per share information is based on average shares outstanding.

(F)  There were no purchases and/or sales of securities other than short term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

(G)  Distributions from capital gains amounted to less than $0.005 per share during the period.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	JEFFERSON PILOT VARIABLE FUND, INC.
For the Six Months Ended June 30, 2005 (Unaudited)

NOTE A—ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the “Company”) is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended.  The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates.  The Company is composed of fourteen separate portfolios (the “Portfolios”): the Capital Growth Portfolio, the Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, and the Money Market Portfolio.

NOTE B—SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Company:

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading.  Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations.  Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The aggregate fair value of these securities at June 30, 2005 was $156,864 held by the Mid-Cap Value Portfolio, $106,324 held by the High Yield Bond Portfolio and $279,493 held by the Balanced Portfolio.  Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Occasionally, a significant event may occur after the closing price of a foreign security is determined, but before the close of business on the NYSE.  If such an event is expected to materially affect the value of the security, the foreign security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Investment Security Transactions: Investment security transactions are recorded as of the trade date; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Fannie Mae, Federal Agricultural Mortgage Corp., Federal Home Loan Bank and Freddie Mac, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually.  Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Foreign Currency Transaction: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency.  All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income.  Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at June 30, 2005.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates.  A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar.  The market value of the contract will fluctuate with changes in the currency exchange rates.  Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At June 30, 2005, the Mid-Cap Value Portfolio, International Equity Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

Contracts Purchased	Settlement Date	Contracts to Receive	Cost	U.S. Dollar Value at 06/30/05	Unrealized Depreciation
High Yield Bond Portfolio
Euro dollars	08/08/05	33,453	$40,926	$40,560	$(366)

Contracts Sold	Settlement Date	Contracts to Deliver	Proceeds	U.S. Dollar Value at 06/30/05	Unrealized Appreciation
International Equity Portfolio
Great British pounds	07/05/05	37,157	$67,154	$66,602	$552
Swedish krona	07/01/05	176,290	22,639	22,575	64
Swiss franc	07/01/05	244,663	191,274	190,978	296
					$912
High Yield Bond Portfolio
Euro dollars	08/08/05	293,488	$358,907	$355,842	$3,065
Euro dollars	08/24/05	88,928	108,070	107,887	183
					$3,248

Futures Contracts: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities.  A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded.  Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral (“initial margin”).  Subsequent payments (“variation margin”) are made or received, daily, by the Portfolios.  The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss.  The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of June 30, 2005, the S&P 500 Index Portfolio held the following futures contracts:

Contracts Purchased	Expiration Date	Number of Conbtracts	Market Value of Contracts	Unrealized Depreciation
S&P 500 Index Portfolio
S&P 500 E-mini Stock Index Contracts	09/19/05	39	$2,331,225	$(18,070)

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains.  Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

Security Lending: The S&P 500 Index Portfolio has entered into a Securities Lending Agreement (the “Agreement”) with Citibank, N.A. (the “Agent”). Under the terms of the Agreement, the S&P 500 Index Portfolio may lend portfolio securities to certain qualified institutions (the “Borrower”) approved by the Board of Directors of the Fund in order to earn additional income.  The Agreement requires that loans are to be collateralized at all times by cash or government and agency securities in an amount at least equal to 102% of the market value of the securities loaned.  The market value of the loaned securities is determined at the close of business each day and any additional required collateral is delivered to the Agent on the next business day.  At June 30, 2005, the S&P 500 Index Portfolio had securities valued at $20,744,840 on loan and cash collateral of $21,402,585 was invested in a Repurchase Agreement.

The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons.  The Portfolio could experience delays and costs in recovering securities loaned or in gaining access to the collateral.  The Agent provides the Portfolio with indemnification against Borrower default.  A portion of the income generated upon investment of the collateral is remitted to the Borrower and the remainder is allocated between the Portfolio and the Agent.  Income earned from securities lending is reflected on the Statement of Operations as investment income.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise.  If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller’s repurchase agreement.

NOTE C—INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At June 30, 2005, gross unrealized gains and losses were as follows:

Portfolio	Gains	Losses	Net Unrealized Gain (Loss)
Capital Growth	$18,580,682	$4,711,227	$13,869,455
Growth	5,533,766	439,628	5,094,138
Strategic Growth	13,724,252	1,493,798	12,230,454
S&P 500 Index	43,740,435	59,154,527	(15,414,092)
Value	17,202,582	1,252,500	15,950,082
Mid-Cap Growth	3,593,720	101,108	3,492,612
Mid-Cap Value	7,188,520	1,551,151	5,637,369
Small Company	9,301,785	1,039,496	8,262,289
Small-Cap Value	9,716,274	1,025,229	8,691,045
International Equity	3,006,825	895,280	2,111,545
World Growth Stock	26,799,356	6,281,669	20,517,687
High Yield Bond	711,251	417,101	294,150
Balanced	5,561,886	1,367,148	4,194,738
Money Market	248	1,018	(770)

At June 30, 2005, the Mid-Cap Value Portfolio, High Yield Bond Portfolio and Balanced Portfolio had unrealized foreign currency gains of $391, $2,865, and $1, respectively. The Strategic Growth Portfolio, International Equity Portfolio and World Growth Stock Portfolio had unrealized foreign currency losses of $879, $10,281, and $7,165, respectively.

At December 31, 2004, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

Portfolio	Capital Loss Carryover Utilized in 2004	Total Loss Carryover	Expires 2006	Expires 2007	Expires 2008	Expires 2009	Expires 2010	Expires 2011
Capital Growth	$18,038,867	$44,748,433	$—	$—	$—	$3,891,985	$21,059,672	$19,796,776
Growth	4,723,514	29,370,781	—	—	—	20,101,041	9,269,740	—
Strategic Growth	5,055,308	74,413,762	—	—	—	33,621,782	38,367,688	2,424,292
S&P 500 Index	50,489	13,783,873	—	—	—	4,856,835	8,927,038	—
Value	2,280,411	4,167,094	—	—	—	—	2,895,431	1,271,663
Mid-Cap Growth	2,869,357	1,480,603	—	—	—	—	1,480,603	—
Small Company	5,438,774	19,895,785	—	—	1,916,924	3,605,991	11,074,757	3,298,113
International Equity	7,182,853	13,490,852	—	—	—	3,047,765	9,574,922	868,165
World Growth Stock	5,336,286	—	—	—	—	—	—	—
High Yield Bond	113,658	3,773,969	1,476	261,114	231,394	1,575,068	1,704,917	—
Balanced	6,032,143	2,049,611	—	—	—	—	2,049,611	—

Purchases and sales of investment securities for the period ended June 30, 2005, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

Portfolio	Cost of Investment Securities Purchased	Proceeds from Investment Securities Sold
Capital Growth	$59,549,846	$72,757,338
Growth	24,639,001	27,535,204
Strategic Growth	16,504,686	21,263,014
S&P 500 Index	4,417,997	9,128,902
Value	22,300,347	22,024,782
Mid-Cap Growth	15,857,829	17,512,535
Mid-Cap Value	12,407,751	13,691,014
Small Company	40,577,681	43,979,214
Small-Cap Value	12,290,408	15,127,328
International Equity	40,425,900	39,273,904
World Growth Stock	12,733,800	14,268,425
High Yield Bond	6,543,475	7,326,910
Balanced	11,712,837	13,627,215

NOTE D—DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2005 and 2004 was as follows:

	Distributions Paid in 2005		Distributions Paid in 2004
Portfolio	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Capital Growth	$234,799	$—	$—	$—
Growth	—	—	—	—
Strategic Growth	417,921	—	—	—
S&P 500 Index	3,869,517	—	2,713,997	—
Value	1,052,321	—	776,305	—
Mid-Cap Growth	—	—	—	—
Mid-Cap Value	1,661,761	3,206,913	—	200,105
Small Company	—	—	—	—
Small-Cap Value	1,218,212	3,499,489	—	985,283
International Equity	217,411	—	93,767	—
World Growth Stock	1,823,529	2,886,967	1,304,183	—
High Yield Bond	1,480,374	—	1,471,717	—
Balanced	1,562,645	—	1,225,457	—
Money Market	481,240	—	431,033	—

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP.  These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts.  Additionally, timing differences may occur due to wash sale loss deferrals.  As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts.  For tax purposes, short-term capital gains are considered ordinary income.

NOTE E—INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, “JPIA”, a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation.  Under the agreement, JPIA provides investment management and certain administrative services for the Company.  JPIA has, in turn, retained Wellington Management Company, LLP to provide investment advisory services for the Capital Growth Portfolio, the Mid-Cap Value Portfolio and the Balanced Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Growth Portfolio and the Mid-Cap Growth Portfolio; T. Rowe Price Associates, Inc. to provide investment advisory services for the Strategic Growth Portfolio; Mellon Capital Management Corp. to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC to provide investment advisory services for the Value Portfolio; Lord, Abbett & Co. LLC to provide investment advisory services for the Small Company Portfolio; Dalton, Greiner, Hartman, Maher & Co. to provide investment advisory services for the Small-Cap Value Portfolio; Marsico Capital Management, LLC to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC

to provide investment advisory services for the World Growth Stock Portfolio; and Massachusetts Financial Services Company to provide investment advisory services for the High Yield Bond Portfolio and the Money Market Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

	Capital Growth (1)	Growth (2)	Strategic Growth (3)	S&P 500 Index (4)	Value (5)	Mid-Cap Growth (6)	Mid-Cap Value (7)

First $25 Million	.75%	.65%	.80%	.24%	.75%	.90%	1.05%
Next $25 Million	.75%	.65%	.80%	.24%	.75%	.85%	.95%
Next $25 Million	.75%	.65%	.75%	.24%	.75%	.85%	.85%
Next $25 Million	.75%	.65%	.75%	.24%	.70%	.80%	.85%
Next $50 Million	.70%	.65%	.70%	.24%	.70%	.80%	.75%
Next $50 Million	.70%	.60%	.70%	.24%	.65%	.70%	.75%
Next $50 Million	.70%	.60%	.70%	.24%	.60%	.70%	.75%
Next $250 Million	.65%	.55%	.65%	.24%	.60%	.65%	.70%
Next $500 Million	.65%	.55%	.60%	.20%	.60%	.65%	.70%
Over $1 Billion	.60%	.55%	.60%	.16%	.60%	.65%	.70%

	Small Company (5)	Small-Cap Value (8)	International Equity (9)	World Growth Stock (5)	High Yield Bond (10)	Balanced	Money Market (11)

First $40 Million	.75%	1.30%	1.00%	.75%	.75%	.65%	.50%
Next $10 Million	.75%	1.05%	1.00%	.75%	.75%	.65%	.50%
Next $10 Million	.75%	1.05%	.95%	.75%	.75%	.65%	.45%
Next $40 Million	.75%	.75%	.95%	.75%	.75%	.65%	.45%
Next $50 Million	.70%	.75%	.90%	.75%	.725%	.55%	.40%
Next $50 Million	.70%	.75%	.85%	.75%	.725%	.55%	.40%
Next $50 Million	.65%	.75%	.85%	.65%	.725%	.50%	.40%
Next $250 Million	.65%	.75%	.80%	.65%	.70%	.50%	.30%
Next $500 Million	.625%	.75%	.80%	.60%	.65%	.50%	.30%
Over $1 Billion	.60%	.75%	.80%	.60%	.60%	.50%	.30%

(1)	Prior to May 1, 2005 the management fee was .75% of the first $100 million average daily net assets and .70% over $100 million.
(2)	Prior to May 1, 2005 the management fee was .65% of the average daily net assets.
(3)	Prior to May 1, 2005 the management fee was .80% of the first $200 million average daily net assets, .75% of the next $1.1 billion and .70% over $1.3 billion.
(4)	Prior to May 1, 2005 the management fee was 0.24% of the average daily net assets.
(5)	Prior to May 1, 2005 the management fee for each Portfolio was .75% of the first $200 million average daily net assets, .70% for the next $1.1 billion and .65% over $1.3 billion.
(6)	Prior to May 1, 2005 the management fee was .90% of the average daily net assets.
(7)	Prior to May 1, 2005 the management fee was 1.05% of the average daily net assets.
(8)	Prior to May 1, 2005 the management fee was 1.30% of the average daily net assets.
(9)	Prior to May 1, 2005 the management fee was 1.00% of the average daily net assets.
(10)	Prior to May 1, 2005 the management fee was .75% of the average daily net assets.
(11)	Prior to May 1, 2005 the management fee was .50% of the first $200 million average daily net assets, .45% of the next $1.1 billion and .40% over $1.3 billion.

Expense Reductions: JPIAhas entered into an Expense Reimbursement Plan with the S&P 500 Index Portfolio.  Under the Plan, JPIA has agreed to maintain an expense cap, which limits the amount of expenses that can be borne by the Portfolio.  Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio’s operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio’s average daily net assets.

Expenses incurred in excess of the expense cap and paid by JPIA will be carried over into future fiscal years and may be reimbursed during any fiscal year in which the Portfolio’s total expense ratio is below the expense cap.  As of June 30, 2005, the cumulative potential reimbursement to JPIA is $709,940.

This Expense Reimbursement Plan may be terminated by JPIA at any time.  Provided the Plan is still in effect, this Plan shall automatically terminate on December 31, 2005, whereupon the obligations of both the Fund and JPIA shall cease.

Affiliated Transactions: On December 29, 2003, Jefferson Pilot Financial Insurance Company reimbursed the International Equity Portfolio $119,024 for the impact of frequent trading by two policyholders.  The effect of this reimbursement is referenced in the Financial Highlights.

NOTE F—SHAREHOLDERS’TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

	CAPITAL GROWTH PORTFOLIO				GROWTH PORTFOLIO
	For Six Months Ended June 30, 2005		Year Ended December 31, 2004		For Six Months Ended June 30, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	74,785	$1,527,379	169,821	$3,373,817	73,610	$1,004,338	217,321	$2,766,011
Shares issued as reinvestment of dividends	12,040	234,799
Shares redeemed	(608,724)	(12,460,908)	(1,049,783)	(21,003,624)	(260,010)	(3,557,511)	(573,414)	(7,293,011)

Net decrease	(521,899)	$(10,698,730)	(879,962)	$(17,629,807)	(186,400)	$(2,553,173)	(356,093)	$(4,527,000)

	STRATEGIC GROWTH PORTFOLIO				S&P 500 INDEX PORTFOLIO
	For Six Months Ended June 30, 2005		Year Ended December 31, 2004		For Six Months Ended June 30, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	67,271	$923,016	269,641	$3,475,724	1,402,051	$11,591,039	3,000,248	$23,615,364
Shares issued as reinvestment of dividends	31,562	417,921			481,261	3,869,517	349,818	2,713,997
Shares redeemed	(445,202)	(6,076,626)	(747,481)	(9,736,342)	(2,126,329)	(17,546,932)	(3,004,573)	(23,663,928)

Net increase (decrease)	(346,369)	$(4,735,689)	(477,840)	$(6,260,618)	(243,017)	$(2,086,376)	345,493	$2,665,433

	VALUE PORTFOLIO				MID-CAP GROWTH PORTFOLIO
	For Six Months Ended June 30, 2005		Year Ended December 31, 2004		For Six Months Ended June 30, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	261,354	$5,610,912	166,824	$3,255,648	186,656	$1,758,921	822,736	$7,327,623
Shares issued as reinvestment of dividends	50,084	1,052,321	40,618	776,305
Shares redeemed	(249,908)	(5,334,185)	(583,376)	(11,439,378)	(330,935)	(3,151,313)	(1,199,527)	(10,598,184)

Net increase (decrease)	61,530	$1,329,048	(375,934)	$(7,407,425)	(144,279)	$(1,392,392)	(376,791)	$(3,270,561)

	MID-CAP VALUE PORTFOLIO				SMALL COMPANY PORTFOLIO
	For Six Months Ended June 30, 2005		Year Ended December 31, 2004		For Six Months Ended June 30, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	289,737	$3,666,148	704,480	$8,843,595	39,857	$549,893	186,915	$2,517,635
Shares issued as reinvestment of dividends	398,374	4,868,674	16,065	200,105
Shares redeemed	(408,733)	(5,158,767)	(793,513)	(9,904,594)	(264,681)	(3,665,698)	(825,907)	(11,212,611)

Net increase (decrease)	279,378	$3,376,055	(72,968)	$(860,894)	(224,824)	$(3,115,805)	(638,992)	$(8,694,976)

	SMALL-CAP VALUE PORTFOLIO				INTERNATIONAL EQUITY PORTFOLIO
	For Six Months Ended June 30, 2005		Year Ended December 31, 2004		For Six Months Ended June 30, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	187,098	$2,659,073	624,382	$8,578,662	216,057	$2,128,573	815,333	$7,516,523
Shares issued as reinvestment of dividends	353,121	4,717,701	73,960	985,283	22,265	217,411	10,048	93,767
Shares redeemed	(499,206)	(6,995,280)	(587,651)	(8,033,749)	(231,419)	(2,296,357)	(653,610)	(5,912,004)

Net increase	41,013	$381,494	110,691	$1,530,196	6,903	$49,627	171,771	$1,698,286

	WORLD GROWTH STOCK PORTFOLIO				HIGH YIELD BOND PORTFOLIO
	For Six Months Ended June 30, 2005		Year Ended December 31, 2004		For Six Months Ended June 30, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	152,495	$3,877,275	138,209	$3,206,626	275,556	$2,166,216	1,047,986	$8,332,677
Shares issued as reinvestment of dividends	191,255	4,710,496	58,379	1,304,183	193,334	1,480,374	190,262	1,471,717
Shares redeemed	(238,589)	(6,022,489)	(481,936)	(11,058,627)	(448,564)	(3,586,521)	(1,050,936)	(8,361,388)

Net increase (decrease)	105,161	$2,565,282	(285,348)	$(6,547,818)	20,326	$60,069	187,312	$1,443,006

	BALANCED PORTFOLIO				MONEY MARKET PORTFOLIO
	For Six Months Ended June 30, 2005		Year Ended December 31, 2004		For Six Months Ended June 30, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	190,783	$2,538,346	899,897	$11,463,311	2,422,159	$26,055,870	4,861,571	$52,052,669
Shares issued as reinvestment of dividends	120,368	1,562,645	97,998	1,225,457	44,919	481,240	40,374	431,033
Shares redeemed	(481,807)	(6,443,185)	(1,258,151)	(15,909,871)	(2,192,313)	(23,582,405)	(4,804,349)	(51,451,474)

Net increase (decrease)	(170,656)	$(2,342,194)	(260,256)	$(3,221,103)	274,765	$2,954,705	97,596	$1,032,228

NOTE G—CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations.  Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At June 30, 2005, the investment allocation by industry for the International Equity Portfolio was as follows:

Industry	% of Net Assets
Banking	13.50%
Pharmaceutical	13.31%
Beverages	6.58%
Entertainment & Leisure	6.42%
Oil & Gas - Integrated	4.63%
Real Estate	4.57%
Lodging	4.41%
Building Construction	4.27%
Telecommunications - Wireless	4.24%
Retail Stores	4.06%
Chemicals	3.84%
Electronic Components	3.48%
Household Products	2.53%
Transportation	2.11%
Broadcasting	2.02%
Holding Companies	2.01%
Automotive Sales & Services	2.00%
Other	13.57%
97.55%

At June 30, 2005, the investment allocation by industry for the World Growth Stock Portfolio was as follows:

Industry	% of Net Assets
Banking	9.67%
Pharmaceutical	8.69%
Telecommunications - Integrated	7.24%
Insurance	6.58%
Oil & Gas - Integrated	5.89%
Electronics	4.82%
Utilities - Electric & Gas	3.83%
Chemicals	3.23%
Aerospace & Defense	2.98%
Forest Products & Paper	2.94%
Broadcasting	2.54%
Financial Services	2.48%
Publishing & Printing	2.46%
Retail Stores	2.26%
Food Products	2.20%
Telecommunications - Wireless	2.07%
Diversified Operations	2.01%
Other	25.15%
97.04%

NOTE H—ILLIQUID AND RESTRICTED SECURITIES

All of the Portfolios may to some extent purchase certain restricted securities and limited amounts of illiquid securities.  The Portfolios may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 which are restricted from sale to the public and may only be sold to a qualified institutional buyer.  The Portfolios do not have the right to demand that such securities be registered.  The Portfolios may also invest in securities exempt from registration under Section 4(2) of the Securities Act of 1933, which exempts from registration transactions by an issuer not involving any public offering. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors.  At June 30, 2005, the International Equity Portfolio held $501,443 or 1.29% of net assets, the World Growth Stock Portfolio held $455,103 or 0.37% of net assets, the High Yield Bond Portfolio held $4,006,200 or 18.24% of net assets and the Balanced Portfolio held $594,095 or 0.85% of net assets in securities exempt from registration under Rule 144A of the Securities Act of 1933.  At June 30, 2005 the Money Market Portfolio held $9,257,829 or 14.88% of net assets in commercial paper exempt from registration under both Rule 144A and Section 4(2) of the Securities Act of 1933.  At June 30, 2005, the Mid-Cap Value Portfolio held $156,864 or 0.35% of net assets in restricted securities exempt from registration under Section 4(2) of the Securities Act of 1933.  These securities, 6400 shares of TRW Automotive Holdings Corp., were acquired on March 8, 2005 in a private placement directly from the company at a cost of $125,760.

At June 30, 2005, the High Yield Bond Portfolio held $508,015 or 2.31% of net assets in illiquid securities.  Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans.  Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

NOTE I—EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions and (2) ongoing costs, including management fees and other Portfolio expenses.  The Example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005, to June 30, 2005.

ACTUAL EXPENSES - Table I

Table I below provides information about actual account values and actual expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

TABLE I - EXPENSE EXAMPLES BASED ON ACTUAL TOTAL RETURNS

Portfolio	Annualized Expense Ratios	Beginning Account Value	Ending Account Value	Expenses Paid during the Period*
Capital Growth	0.80%	$1,000	$984	$3.94
Growth	0.76%	1,000	1,015	3.80
Strategic Growth	0.89%	1,000	988	4.39
S&P 500 Index	0.28%	1,000	991	1.38
S&P 500 Index (w/o reimbursement) **	0.34%	1,000	991	1.68
Value	0.82%	1,000	1,026	4.12
Mid-Cap Growth	1.08%	1,000	1,010	5.38
Mid-Cap Value	1.15%	1,000	1,016	5.75
Small Company	0.86%	1,000	998	4.26
Small-Cap Value	1.39%	1,000	1,002	6.90
International Equity	1.23%	1,000	967	6.00
World Growth Stock	0.87%	1,000	990	4.29
High Yield Bond	1.09%	1,000	1,002	5.41
Balanced	0.77%	1,000	1,002	3.82
Money Market	0.57%	1,000	1,011	2.84

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Table II

Table II below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolios and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the Table II is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

TABLE I I - HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Portfolio	Annualized Expense Ratios	Beginning Account Value	Ending Account Value	Expenses Paid during the Period*
Capital Growth	0.80%	$1,000	$1,021	$4.01
Growth	0.76%	1,000	1,021	3.81
Strategic Growth	0.89%	1,000	1,021	4.46
S&P 500 Index	0.28%	1,000	1,024	1.40
S&P 500 Index (w/o reimbursement) **	0.34%	1,000	1,023	1.71
Value	0.82%	1,000	1,021	4.11
Mid-Cap Growth	1.08%	1,000	1,020	5.41
Mid-Cap Value	1.15%	1,000	1,019	5.76
Small Company	0.86%	1,000	1,021	4.31
Small-Cap Value	1.39%	1,000	1,018	6.96
International Equity	1.23%	1,000	1,019	6.16
World Growth Stock	0.87%	1,000	1,021	4.36
High Yield Bond	1.09%	1,000	1,020	5.46
Balanced	0.77%	1,000	1,021	3.86
Money Market	0.57%	1,000	1,022	2.86

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 days (to reflect the one-half-year period).

**

Jefferson Pilot Investment Advisory Corp. (“JPIA”) has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

MANAGEMENT OF THE FUND	JEFFERSON PILOT VARIABLE FUND, INC.
For the Six Months Ended June 30, 2005 (Unaudited)

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios.  Those listed as interested directors are “interested” primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company (“JP”) or its wholly-owned subsidiaries, including the Fund’s issuers, Jefferson Pilot Financial Insurance Company (“JPF”) and Jefferson Pilot LifeAmerica Insurance Company (“JPLA”); the Fund’s investment advisor, Jefferson Pilot Investment Advisory Corp. (“JPIA”); and the Fund’s principal underwriter and distributor, Jefferson Pilot Variable Corp. (“JPVC”).

Name, Age and Address	Position(s)	Length of Service	Principal Occupations

Ronald Angarella (47)	President and	9 Years	Sr. Vice President, JP, JPF, JPLA; President
One Granite Place	Director		and Director, JPIA and JPVC; Chairman and
Concord, NH 03301			Director, Jefferson Pilot Securities Corp. and
Hampshire Funding, Inc.

Charles C. Cornelio (45)	Vice President	13 Years	Executive Vice President, JP, JPF, and JPLA;
One Granite Place	and General Counsel		Director, Jefferson Pilot Securities Corp.,
Concord, NH 03301			JPVC and JPIA

W. Thomas Boulter (59)	Chief Compliance	Less than	Vice President and Chief Compliance Officer,
One Granite Place	Officer	1 Year	JPSC, JPVC, Allied Professional Advisors
Concord, NH 03301			and Windward Securities Corp.

Craig D. Moreshead (37)	Secretary	7 Years	Assistant Vice President and Counsel for JPF;
One Granite Place			Secretary, JPIA, JPVC and Allied Professional
Concord, NH 03301			Advisors, Inc.

John A. Weston (45)	Treasurer	13 Years	Vice President, JP, JPF and JPLA; Treasurer
One Granite Place			and Chief Financial Officer, JPVC; Treasurer,
Concord, NH 03301			JPIA, Jefferson Pilot Securities Corp. and
Hampshire Funding, Inc.

Alicia K. DuBois (45)	Assistant Treasurer	4 Years	Assistant Treasurer, JPIA; Assistant Vice
One Granite Place			President, JPF; formerly Senior Mutual Fund
Concord, NH 03301			Manager and Mutual Fund Accounting
Manager, JPF

Michael D. Coughlin (62)	Director	16 Years	Owner, Michael D. Coughlin Associates
One Granite Place			(general management consulting); formerly
Concord, NH 03301			President of Concord Litho Company,
Inc. (printing company)

Elizabeth S. Hager (60)	Director	16 Years	State Representative, State of New
5 Pleasant View Avenue			Hampshire; Executive Director, United Way
Concord, NH 03301

Frank Nesvet (61)*	Director	1 Year	Chief Executive Officer, Libra Group
One Granite Place			(Consulting and Interim Management
Concord, NH 03301			Solutions); Independent Trustee and Chairman
of the Audit Committee, streetTRACKS®
Series Trust (Registered Investment Company)

Thomas D. Rath (60)	Director	7 Years	Partner, Rath, Young, Pignatelli, P.A.
One Capital Plaza, P.O. Box 1500
Concord, NH 03302

All Fund directors and officers are elected to an unlimited term of office.

Mr. Angarella is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.  Mr. Coughlin, Ms. Hager, Mr. Nesvet and Mr. Rath are members of the Audit Committee.  Mr. Angarella, Mr. Weston and Ms. Hager are members of the Valuation Committee.

* Mr. Nesvet is an independent member of the Board of Directors and has been determined to be the “financial expert of the Audit Committee. (Mr. Nesvet resigned from the Board effective July 27, 2005.)

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719.

Approval of Investment Advisory Contracts by the Board of Directors of Jefferson Pilot Variable Fund, Inc.

For the Six Months Ended June 30, 2005 (Unaudited)

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) generally requires that each investment advisory or sub-advisory contract be renewed at least annually by the Board of Directors and by a majority vote of the Directors who are not “interested persons” within the meaning of the 1940 Act.  When considering the renewal of an advisory contract, the Directors are required to review such information as may be reasonably necessary to evaluate the terms of such contract.  The Directors considered such factors as they, in the exercise of their business judgment, deemed relevant. The types of information considered by the Directors in evaluating an advisory or sub-advisory agreement include the following: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) nature, extent and quality of services provided, (iv) cost of services provided, (v) the extent to which economies of scale will be realized as Portfolio assets grow, (vi) the financial condition of the adviser or sub-adviser, and (vii) any conflicts of interest or ethical violations.  No one factor was deemed by the Directors to be determinative, and the individual Directors may have given different weight to the various factors and information considered.  In approving each advisory or sub-advisory agreement described below, the Directors were represented by independent legal counsel.  The Directors determined that continuation of the agreements was in the best interests of the Fund and the Fund’s shareholders.

Marsico Capital Management, LLC

At an in-person meeting held on April 22, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Marsico Capital Management, LLC and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2003 for the International Equity Portfolio. The Agreement was renewed without any changes.  The renewal was effective May 1, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Marsico, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Marsico.  As part of its review, the Board considered a detailed summary of a due diligence visit at Marsico’s office in Denver, Colorado conducted by JPIAC on March 2, 2005, and JPIAC’s findings thereto. JPIAC personnel met with the portfolio manager and senior members of the marketing, operations, compliance and legal teams to review their investment process, performance results, ownership structure, regulatory history and compliance program.  Overall, JPIAC reported that they were satisfied with the visit and there were no significant concerns or issues as a result of the visit.  The Board also considered Marsico’s ownership structure (Marsico is wholly-owned by Bank of America).  Marsico reported that its operation was autonomous from the Bank’s operation.  The Board considered Bank of America’s and its Nations Funds’ recent involvement in market-timing and late trading mutual fund scandals, and the Board was satisfied that Marsico had not encountered any similar regulatory issues and appeared far enough removed not to raise any material concerns.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from Marsico, including personnel and methods of operation.  The Board was satisfied that Marsico had timely filed compliance reports and Manager commentary with the Fund and had been responsive to any concerns raised by JPIAC.

In reviewing Marsico’s investment performance, the Board recognized that since Marsico took over as sub-adviser on May 1, 2003, the Portfolio has trailed its broad-based benchmark, the MSCI EAFE® Index by 365 basis points through December 31, 2004.  Performance relative to its peers has been mixed.  As recently as September 30, 2004 the Portfolio was ranked in the top third of its Lipper peer group but had since declined to the bottom quintile as of March 31, 2005.  The Board considered the factors materially affecting the Portfolio’s performance for the under performing period.  During JPIAC’s visit, the portfolio manager stated that he had begun to dedicate additional resources to covering the Energy and Utility sectors.  He also planned to hire additional analysts for the International team over the coming year to broaden their international coverage.  Based upon a review of investment performance and JPIAC’s report, the Board was satisfied that Marsico was taking the appropriate measures to address the recent underperformance.

In reviewing the cost of services provided by Marsico, the Board considered JPIAC’s report which compared Marsico’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Marsico is 0.50% of average net assets, which compares to a median fee of 0.45% at the $100 million asset level for all funds with a similar objective offered through variable products.  Marsico’s fee of .50% is consistent with the fees it charges to other clients with similar scale.  The Board was satisfied that the level of fees charged by Marsico in managing the Portfolio is reasonable in relation to other comparable funds. The Board also considered that JPIAC had recently implemented advisory fee breakpoints above $50 Million, which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $40 Million.)  Marsico disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

T. Rowe Price Associates, Inc.

At an in-person meeting held on April 22, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2003 for the Strategic Growth Portfolio. The Agreement was renewed without any changes.  The renewal was effective May 1, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by T. Rowe Price, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to T. Rowe Price.  As part of its review, the Board considered a summary of a due diligence visit at T. Rowe Price’s office in Baltimore, Maryland conducted by JPIAC on April 6, 2005, and JPIAC’s findings thereto.  JPIAC personnel met with the co-Portfolio Manager, Head of Trading, Director of Compliance, as well as client operations and marketing staff.  JPIAC reviewed the firm’s investment process, securities trading operation, compliance oversight, as well as proposed marketing initiatives.  Overall, JPIAC reported that they were pleased with the visit and there were no significant concerns or issues raised as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from T. Rowe Price, including personnel and methods of operation.  The Board was satisfied that T. Rowe Price had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board was satisfied with the investment performance of the Strategic Growth Portfolio, which performed reasonably well since T. Rowe Price was hired as sub-adviser in May 2003.  JPIAC’s report showed that the Portfolio had outperformed the Russell 1000® Growth Index and a majority of its peer group as defined by Lipper for the year ended March 31, 2005.  The Portfolio ranked in the top half of its Lipper peer groups for its one and three-year returns.  According to the portfolio manager, T. Rowe’s stock selection in the Technology and Materials sectors were the largest contributors to the Portfolio’s relative returns for the year.  The Portfolio’s performance in the first quarter of 2005 was hampered by the Portfolio’s position in two pharmaceutical companies.  The Board considered the factors materially affecting the Portfolio’s performance for the under performing period.

In reviewing the cost of services provided by T. Rowe Price, the Board considered JPIAC’s report which compared T. Rowe Price’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to T. Rowe Price is 0.40% of average net assets, which compares to a median fee of 0.438% at the $100 million asset level for all funds with a similar objective offered through variable products. The Board was satisfied that the level of fees charged by T. Rowe Price in managing the Portfolio is reasonable in relation to other comparable funds. The Board also considered that JPIAC had recently agreed to more beneficial breakpoints above $50 Million, and T. Rowe Price agreed to implement subadvisory fee breakpoints above $250 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $85 Million.)  T. Rowe Price disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Lord Abbett & Co. LLC

At an in-person meeting held on April 22, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Lord Abbett & Co. LLC and Jefferson Pilot Investment Advisory Corporation and dated May 1, 1999 for the Small Company Portfolio. The Agreement was renewed without any changes.  The renewal was effective May 1, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Lord Abbett, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Lord Abbett.  As part of its review, the Board considered JPIAC’s report of ongoing performance concerns with Lord Abbett.  The Portfolio is a conservative growth portfolio that invests in high quality stocks. As a result, the portfolio manager expects to under-perform its peers during rising markets but is designed to protect against downside volatility as markets decline.  JPIAC determined that the Portfolio has not consistently performed in line with this expectation.

As part of its review, the Board also considered a detailed summary of a due diligence visit at Lord Abbett’s office in Jersey City, New Jersey conducted by JPIAC on February 7, 2005, and JPIAC’s findings thereto.  JPIAC personnel met with the Portfolio Manager, Chief Compliance Officer, General Counsel, Client Relations and Marketing personnel to review investment performance, changes to the investment process, regulatory history and the firm’s compliance program.  As a result of a full review of their investment process, Lord Abbett assured JPIAC that it is taking steps to enhance the investment process.  These steps include (i) realigning analysts to specialize in sectors where they can add the most value, (ii) reducing the number of holdings in the Portfolio to increase weightings in higher conviction holdings, (iii) leveraging the firm’s quantitative research group, and (iv) reducing portfolio turnover.  The Board expressed concern with Lord Abbett’s consistent under performance.  The Board determined to renew the Agreement, however, based upon Lord Abbett’s commitment to take affirmative steps to improve the performance, the fact that Lord Abbett’s short-term performance had improved during the first quarter of 2005, and JPIAC’s commitment to continuously monitor Lord Abbett and keep the Board apprised of any developments.

The Board also considered JPIAC’s statement of satisfaction with the level of service received from Lord Abbett, including personnel and methods of operation.  The Board was satisfied that Lord Abbett had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

In reviewing the cost of services provided by Lord Abbett, the Board considered JPIAC’s report which compared Lord Abbett’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Lord Abbett is 0.50% of average net assets, which compares to a median fee of 0.50% at the $100 million asset level for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Lord Abbett in managing the Portfolio is reasonable in relation to other comparable funds.  The Board also considered that JPIAC had recently agreed to lower advisory fee breakpoints above $100 Million, and Lord Abbett agreed to more beneficial subadvisory fee breakpoints above $500 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $62 Million.)  Lord Abbett disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Turner Investment Partners, Inc.

At an in-person meeting held on April 22, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2001 for the Mid-Cap Growth Portfolio. The Agreement was renewed without any changes.  The renewal was effective May 1, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Turner, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Turner.  As part of its review, the Board considered a detailed summary of a due diligence visit at Turner’s office in Berwyn, Pennsylvania conducted by JPIAC on April 21, 2004, and JPIAC’s findings thereto. JPIAC personnel met with the co-Portfolio Managers, Deputy General Counsel, Director of Compliance, as well as client operations and marketing staff. JPIAC reviewed the firm’s investment process, performance results, code of ethics, regulatory history and compliance oversight.  Overall, JPIAC reported that they were pleased with the results of the meeting and there were no significant concerns or issues raised as a result of the visit.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from Turner, including personnel and methods of operation. The Board was satisfied that Turner had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

JPIAC’s report showed that for the year ended March 31, 2005, the Portfolio had trailed the Russell Midcap® Growth Index, while outperforming a majority of its peer group as defined by Lipper.400 0The Board considered the factors materially affecting the Portfolio’s performance for the under performing periods.  The Board was generally satisfied with the investment performance of the Mid-Cap Growth Portfolio, which has performed reasonably well since Turner was hired as sub-adviser at the inception of the Portfolio in May 2001.  The Board’s review focused on the Portfolio’s long-term performance, which was favorable versus the Lipper peer group.  (The Portfolio was ranked in the 39th percentile of its Lipper peer group for its 3-year return.)

In reviewing the cost of services provided by Turner, the Board considered JPIAC’s report which compared Turner’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Turner is 0.60% of average net assets, which compares to a median fee of 0.45% at the $100 million asset level for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Turner in managing the Portfolio is reasonable in relation to other comparable funds.  The Board also considered that JPIAC had recently agreed to add advisory fee breakpoints above $25 Million, and Turner had agreed to more beneficial subadvisory fee breakpoints above $150 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $22 Million.)  Turner disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Credit Suisse Asset Management, LLC

At an in-person meeting held on April 22, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Credit Suisse Asset Management, LLC and Jefferson Pilot Investment Advisory Corporation and dated July 6, 1999 for the Value Portfolio. The Agreement was renewed without any changes.  The renewal was effective July 6, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Credit Suisse, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Credit Suisse.  As part of its review, the Board considered a detailed summary of a due diligence visit at Credit Suisse’s office in New York, New York, conducted by JPIAC on March 23, 2005.  JPIAC personnel met with the Portfolio’s two managers, Head of Global Research, Marketing, Chief Compliance Officer, General Counsel and Risk Management staff.  JPIAC’s report reviewed the firm’s organizational changes, investment philosophy, research process, performance and compliance program.  The report discussed the change in lead portfolio manager in the first quarter of 2004, as well as the continued restructuring of Credit Suisse’s investment research department.  In addition, the Board considered JPIAC’s report of Credit Suisse’s enhanced compliance program, and the fact that Credit Suisse had participated in several regulatory sweep exams and had not been the focus of any regulatory investigations.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from Credit Suisse, including personnel and methods of operation.  The Board was satisfied that Credit Suisse had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board was satisfied with the investment performance of Credit Suisse.  Credit Suisse is a conservative value manager, focused on finding value in out of favor companies that generate strong cash flows from operations and have strong management.  They expect to out-perform in down markets and under-perform in rising markets, and their results have consistently validated this expectation.  JPIAC reported that as of March 31, 2005, the Value Portfolio ranked in the top quintile of its Lipper peer group for 3 month and 1 year returns.

In reviewing the cost of services provided by Credit Suisse, the Board considered JPIAC’s report which compared Credit Suisse’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Credit Suisse is 0.50% of average net assets, which compares to a median fee of 0.425% at the $100 million asset level for all funds with a similar objective offered through variable products.

The Board was satisfied that the level of fees charged by Credit Suisse in managing the Portfolio is reasonable in relation to other comparable funds. The Board also considered that JPIAC had recently agreed to more beneficial advisory fee breakpoints above $75 Million, and Credit Suisse had agreed to more beneficial subadvisory fee breakpoints above $75 Million.  These changes took effect on May 1, 2005, and should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $86 Million.)  Credit Suisse disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Wellington Management Company, LLP

At an in-person meeting held on April 22, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Wellington Management Company, LLP and Jefferson Pilot Investment Advisory Corporation and dated May 1, 2001 for the Mid-Cap Value Portfolio. The Agreement was renewed without any changes.  The renewal was effective May 1, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Wellington, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Wellington.  As part of its review, the Board considered a detailed summary of a due diligence visit at Wellington’s office in Boston, Massachusetts conducted by JPIAC on April 5, 2005, and JPIAC’s findings thereto.  JPIAC met with the portfolio manager (via conference call), Chief Compliance Officer, Counsel, Relationship Manager and Equity Trading Manager.  JPIAC reported on its review of Wellington’s compliance program, investment process and performance results.  JPIAC’s report emphasized that it continued to be impressed with Wellington’s organization, investment professionals, investment process and superior client service.  The Board concurred with JPIAC’s assessment of Wellington’s superior organization and culture, which emphasizes “client, firm then self”.  The Board also considered JPIAC’s statement of satisfaction with the level of service received from Wellington, including personnel and methods of operation.  The Board was satisfied that Wellington had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board considered that the investment performance of the Portfolio trailed the Russell 2500TM Value Index and its Lipper peer group for the year ended March 31, 2005.  JPIAC’s report explained that Wellington is a deep value manager that conducts intensive company research to identify misunderstood and overlooked stocks.  During the prior year, the portfolio manager identified several technology holdings with compelling valuations, and his decision to overweight technology in early 2004 caused a drag on performance as inventory levels were increasing and capital spending was constrained.  Despite the recent under performance, the Board concurred with JPIAC’s assessment that Wellington’s research driven process to investing, quality personnel and strong culture will lead to out-performance over the long-term.

In reviewing the cost of services provided by Wellington, the Board considered JPIAC’s report which compared Wellington’s fees to other comparable funds through data provided by Lipper Analytical Services.  The management fee paid by JPIAC to Wellington at the current asset level is 0.71% of average net assets.  At a $100 million asset level, the fee will be 0.625% which compares to a median fee of 0.475% at the $100 million asset level for all funds with a similar objective offered through variable products.  The Board was satisfied that the level of fees charged by Wellington in managing the Portfolio is reasonable considering the quality and nature of the services provided.  The Board also considered that JPIAC had recently agreed to implement breakpoints above $25 Million, which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree.  (At the time of the Board’s review, the Portfolio assets were approximately $42 Million.)  Wellington disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Information on Proxy Voting

A description of the policies and procedures that the Jefferson Pilot Variable Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-258-3648.  It is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available, without charge, upon request by calling 1-800-258-3648 and on Jefferson Pilot Financial’s website www.jpfinancial.com.  It is also available on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-258-3648 and on Jefferson Pilot Financial’s website www.jpfinancial.com.

Item 2 – Code of Ethics

This disclosure is not required for the Semi-annual report filing.

Item 3 – Audit Committee Financial Expert

This disclosure is not required for the Semi-annual report filing.

Item 4 – Principal Accountant Fees and Services

This disclosure is not required for the Semi-annual report filing.

Item 5 – Audit Committee of Listed Registrants

This disclosure is not applicable to the Registrant.

Item 6 – Schedule of Investments

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9 – Submission of Matters to a Vote of Security Holders

The Registrant does not currently have in place procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 10 – Controls & Procedures

a)              The Registrant’s President and Treasurer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant was recorded, processed, summarized, and reported timely.

b)             The Registrant’s President and Treasurer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11 – Exhibits

a)              (1)   This disclosure is not required for the Semi-annual report filing.

(2)          Separate certifications by the President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(3)          This disclosure is not applicable to the Registrant, as it is an open-end investment company.

b)             Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jefferson Pilot Variable Fund, Inc.
By	\s\ Ronald Angarella
Ronald Angarella
President
Date:	August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ Ronald Angarella
Ronald Angarella
President
Date:	August 23, 2005

By	\s\ John A. Weston
John A. Weston
Treasurer
Date:	August 23, 2005